UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a)

of the Securities Exchange Act of 1934 (Amendment No.    )

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐       Preliminary Proxy Statement

☐       Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☒       Definitive Proxy Statement

☐       Definitive Additional Materials

☐       Soliciting Material Pursuant to § 240.14a-11(c) or § 240.14a-12

AVID BIOSERVICES, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required
☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

	(1)	Title of each class of securities to which transaction applies:

	(2)	Aggregate number of securities to which transaction applies:

	(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

	(4)	Proposed maximum aggregate value of transaction:

	(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.
☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

	(1)	Amount previously paid:

	(2)	Form, Schedule or Registration Statement No.:

	(3)	Filing Party:

	(4)	Date Filed:

2018

Annual Meeting of Stockholders

Notice and Proxy Statement

October 4, 2018

10:00 a.m. (PDT)

AVID BIOSERVICES, INC.

August 17, 2018

Dear Fellow Stockholders,

We are pleased to invite you to attend the 2018 annual meeting of stockholders of Avid Bioservices, Inc. to be held at 14191 Myford Road, Tustin, California 92780 on October 4, 2018, at 10:00 A.M. (PDT). The meeting will be held for the following purposes:

(1)	To elect seven directors to serve on our Board of Directors until our 2019 annual meeting of stockholders, with each director to hold office until his or her successor is duly elected and qualified or until his or her earlier death, resignation or removal;

(2)	To ratify the appointment of Ernst & Young LLP as the independent registered public accounting firm of the Company for the fiscal year ending April 30, 2019;

(3)	To approve, on an advisory basis, a non-binding resolution approving the compensation of the Company’s named executive officers, as described in the Proxy Statement under “Executive Compensation”;

(4)

To approve an amendment to our Certificate of Incorporation, as amended (the “Charter”), to reduce the number of authorized shares of our common stock, $0.001 par value per share (“Common Stock”), from 500,000,000 to 150,000,000;

(5)	To approve the Avid Bioservices, Inc. 2018 Omnibus Incentive Plan; and

(6)	To conduct any other business properly brought before the 2018 Annual Meeting and any adjournment or postponement thereof.

Our Board of Directors has fixed the close of business on August 10, 2018 as the record date for the Annual Meeting. Only stockholders of record on August 10, 2018 are entitled to notice of and to vote at the Annual Meeting. Further information about voting rights and the matters to be voted upon is presented in the accompanying proxy statement.

On or about August 24, 2018, we expect to mail our stockholders a Notice of Internet Availability of Proxy Materials (the “Notice”) containing instructions on how to access our proxy statement and our annual report. The Notice provides instructions on how to access our proxy statement and our annual report. The Notice also provides instructions on how to vote via the Internet or by telephone and includes instructions on how to receive a paper copy of our proxy materials by mail. The accompanying proxy statement and our annual report can be accessed directly at www.proxyvote.com.

YOUR VOTE IS IMPORTANT. Whether or not you plan to attend the Annual Meeting, we urge you to submit your vote via the Internet, telephone or mail as soon as possible so that your shares can be voted at the Annual Meeting in accordance with your instructions.

Very truly yours,

/s/ Joseph Carleone, Ph.D.
Joseph Carleone, Ph.D.,
Chairman of the Board of Directors

Notice of Annual Meeting of Stockholders

To the Stockholders of Avid Bioservices, Inc.:

You are invited to attend the 2018 Annual Meeting of Stockholders, which we refer to as the “2018 Annual Meeting”, of AVID BIOSERVICES, INC., a Delaware corporation, which we refer to as “we,” “us,” “our,” the “Company” and “Avid,” at 14191 Myford Road, Tustin, California 92780 on October 4, 2018, at 10:00 A.M. (PDT), for the following purposes:

(1)	To elect seven directors to serve on our Board of Directors until our 2019 annual meeting of stockholders, with each director to hold office until his or her successor is duly elected and qualified or until his or her earlier death, resignation or removal;

(2)	To ratify the appointment of Ernst & Young LLP as the independent registered public accounting firm of the Company for the fiscal year ending April 30, 2019;

(3)	To approve, on an advisory basis, a non-binding resolution approving the compensation of the Company’s named executive officers, as described in the Proxy Statement under “Executive Compensation”;

(4)

To approve an amendment to our Certificate of Incorporation, as amended (the “Charter”), to reduce the number of authorized shares of our common stock, $0.001 par value per share (“Common Stock”), from 500,000,000 to 150,000,000;

(5)	To approve the 2018 Omnibus Incentive Plan; and

(6)	To conduct any other business properly brought before the 2018 Annual Meeting and any adjournment or postponement thereof.

The record date for the 2018 Annual Meeting is August 10, 2018. Only stockholders of record at the close of business on that date may vote at the 2018 Annual Meeting and at any adjournment or postponement thereof. If your brokerage firm, bank, broker-dealer, trustee or other similar organization is the holder of record of your shares (i.e., your shares are held in “street name”), you will receive voting instructions from the holder of record. You must follow these instructions in order for your shares to be voted. We recommend that you instruct your brokerage firm, bank, broker-dealer, trustee or other nominee, by following those instructions, to vote FOR all the nominees named in Proposal No. 1 and FOR Proposal Nos. 2, 3, 4 and 5. A list of our stockholders as of the close of business on August 10, 2018 will be available for inspection during business hours for ten days prior to the 2018 Annual Meeting at our principal executive offices located at 2642 Michelle Drive, Suite 200, Tustin, California 92780.

The accompanying Proxy Statement provides detailed information about the matters to be considered at the 2018 Annual Meeting. It is important that your voice be heard and your shares be represented at the 2018 Annual Meeting whether or not you are personally able to attend. Even if you plan to attend the 2018 Annual Meeting, we urge you to submit your vote via the Internet, telephone or mail as soon as possible so that your shares can be voted at the 2018 Annual Meeting in accordance with your instructions. If your shares are not registered in your own name and you would like to attend the 2018 Annual Meeting, please ask the brokerage firm, bank, broker-dealer, trustee or other nominee that holds the shares to provide you with evidence of your record date share ownership.

Our Board of Directors UNANIMOUSLY RECOMMENDS VOTING FOR THE ELECTION OF EACH OF THE SEVEN NOMINEES NAMED IN PROPOSAL NO. 1 AND FOR PROPOSAL NOS. 2, 3, 4 AND 5.

You are cordially invited to attend the 2018 Annual Meeting in person. In accordance with our security procedures, all persons attending the 2018 Annual Meeting will be required to present a form of government-issued picture identification. If you hold your shares in “street name”, you must also provide proof of ownership (such as a recent brokerage statement). If you are a holder of record and attend the 2018 Annual Meeting, you may vote by ballot in person even if you have previously returned your proxy card. If you hold your shares in “street name” and wish to vote in person, you must provide a “legal proxy” in your name from your brokerage firm, bank, broker-dealer, trustee or other nominee.

1

Please note that, even if you plan to attend the 2018 Annual Meeting, we recommend that you vote via the Internet, telephone or mail prior to the 2018 Annual Meeting to ensure that your shares will be represented.

Regardless of the number of shares of Common Stock of the Company that you own, your vote is important. Thank you for your continued support, interest and investment in Avid.

Very truly yours,

By order of the Board of Directors,

/s/ Mark R. Ziebell
Mark R. Ziebell,
Vice President, General Counsel & Secretary

Tustin, California

August 17, 2018

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE 2018 ANNUAL MEETING TO BE HELD ON OCTOBER 4, 2018: THE PROXY STATEMENT FOR THE 2018 ANNUAL MEETING AND THE ANNUAL REPORT ON FORM 10-K FOR THE FISCAL YEAR ENDED APRIL 30, 2018 ARE AVAILABLE FREE OF CHARGE AT WWW.PROXYVOTE.COM.

On or about August 24, 2018, the Notice of Annual Meeting of Stockholders and the attached Proxy Statement will be made available to stockholders of record as of August 10, 2018.

2

AVID BIOSERVICES, INC.

Proxy Statement For Annual Meeting Of Stockholders

This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of AVID BIOSERVICES, INC., a Delaware corporation, to be used at the 2018 Annual Meeting of Stockholders of the Company, which we refer to as the “2018 Annual Meeting”, and which will be held at 14191 Myford Road, Tustin, California 92780 on October 4, 2018, at 10:00 A.M. (PDT), and at any adjournment or postponement thereof. Only stockholders of record at the close of business on August 10, 2018, which we refer to as the “record date”, will be entitled to vote at the 2018 Annual Meeting. The Notice of Internet Availability of Proxy Materials, which we refer to as the “Notice”, containing instructions on how to access this Proxy Statement and the Annual Report on Form 10-K for the fiscal year ended April 30, 2018 are first being mailed to stockholders of record as of August 10, 2018 on or about August 24, 2018.

Holders of our Common Stock at the close of business on August 10, 2018 will be entitled to vote at the 2018 Annual Meeting. Our 10.50% Series E Convertible Preferred Stock, $0.001 par value per share (“Series E Preferred Stock”), is non-voting, except to the extent required by law and in certain other limited circumstances, none of which are applicable to the proposals being presented to our stockholders for consideration at the 2018 Annual Meeting. Accordingly, the holders of shares of Series E Preferred Stock will not be entitled to vote on any of the proposals to be voted on at the 2018 Annual Meeting, except to the extent such holders are also the owners of our Common Stock and are entitled to vote such shares. As of the date of August 10, 2018, 55,990,274 shares of our Common Stock were issued and outstanding and entitled to vote. Stockholders are entitled to one vote for each share of Common Stock held. A majority, or 27,995,138, of these shares, present in person or represented by proxy at the 2018 Annual Meeting, will constitute a quorum for the transaction of business.

The Notice of Annual Meeting of Stockholders, this Proxy Statement, the proxy card and the Annual Report on Form 10-K for the Company’s fiscal year ended April 30, 2018 are also available at www.proxyvote.com. Web links and addresses contained in this Proxy Statement are provided for convenience only, and the content on the referenced websites does not constitute a part of this Proxy Statement.

All references in this Proxy Statement to “Avid”, the “Company”, “we”, “us” and “our” refer to Avid Bioservices, Inc. References to the “Board of Directors” or “Board” refer to the Board of Directors of Avid.

QUESTIONS AND ANSWERS ABOUT THE 2018 ANNUAL MEETING

Why am I receiving these materials?

At the 2018 Annual Meeting, the Company asks you to vote on five proposals:

Proposal No. 1: to elect seven directors to serve on our Board of Directors until our 2019 annual meeting of stockholders, with each director to hold office until his or her successor is duly elected and qualified or until his or her earlier death, resignation or removal;

Proposal No. 2: to ratify the appointment of Ernst & Young LLP as the independent registered public accounting firm of the Company for the fiscal year ending April 30, 2019;

Proposal No. 3: to adopt, on an advisory basis, a non-binding resolution approving the compensation of the Company’s named executive officers, as described in the Proxy Statement under “Executive Compensation”;

Proposal No. 4: to approve an amendment to our Certificate of Incorporation, as amended (the “Charter”), to reduce the number of authorized shares of our Common Stock from 500,000,000 to 150,000,000; and

Proposal No. 5: to approve the Avid Bioservices, Inc. 2018 Omnibus Incentive Plan

The Board may also ask you to participate in the transaction of any other business that is properly brought before the 2018 Annual Meeting in accordance with the provisions of our Charter and Amended and Restated Bylaws (the “Bylaws”).

3

You are receiving this Proxy Statement as a stockholder of the Company as of August 10, 2018, the record date for purposes of determining the stockholders entitled to receive notice of and vote at the 2018 Annual Meeting. As further described below, we request that you promptly vote via the Internet, telephone or mail.

THE BOARD UNANIMOUSLY RECOMMENDS VOTING FOR THE ELECTION OF EACH OF THE BOARD’S NOMINEES ON PROPOSAL NO. 1 AND FOR PROPOSAL NOS. 2, 3, 4 AND 5.

When and where will the 2018 Annual Meeting be held?

The 2018 Annual Meeting is scheduled to be held at 10:00 A.M. (PDT), on October 4, 2018 at 14191 Myford Road, Tustin, California 92780.

Who is soliciting my vote?

In this Proxy Statement, the Board is soliciting your vote.

Will there be any other items of business on the agenda?

If any other items of business or other matters are properly brought before the 2018 Annual Meeting, your proxy gives discretionary authority to the persons named on the proxy card concerning those items of business or other matters. The persons named on the proxy card intend to vote the proxy in accordance with their best judgment. Our Board of Directors does not intend to bring any other matters to be voted on at the 2018 Annual Meeting, and we are not currently aware of any matters that may be properly presented by others for consideration at the 2018 Annual Meeting.

How does the Board recommend that I vote?

The Board unanimously recommends that you vote as follows:

●	FOR the election of all seven board nominees;

●	FOR the ratification of the appointment of Ernst & Young LLP as the independent registered public accounting firm of the Company for the fiscal year ending April 30, 2019;

●

FOR the approval, on an advisory basis, of a non-binding resolution approving the compensation of the Company’s named executive officers, as described in the Proxy Statement under “Executive Compensation”;

●	FOR the amendment to our Charter to reduce the number of authorized shares of our Common Stock from 500,000,000 to 150,000,000; and

●	for the approval of the Avid Bioservices, Inc. 2018 Omnibus Incentive Plan.

What are the Board’s recommendations on Proposal Nos. 1, 2, 3, 4 and 5?

We describe all proposals and the Board’s reasons for supporting a vote FOR all the nominees named in Proposal No. 1 and FOR Proposal Nos. 2, 3, 4 and 5 in detail beginning at page 10 of this Proxy Statement.

Who can vote?

Holders of our Common Stock at the close of business on August 10, 2018, the record date, may vote at the 2018 Annual Meeting. At the close of business on that date, there were 55,990,274 shares of our Common Stock outstanding and entitled to vote.

Is my vote confidential?

Proxies, ballots and voting tabulations are handled on a confidential basis to protect your voting privacy. This information will not be disclosed, except as necessary to meet applicable legal requirements, to allow for the tabulation of votes and certification of the vote, or to facilitate a successful proxy solicitation.

4

What is the difference between holding shares as a stockholder of record and as a beneficial owner?

Stockholder of Record: Shares Registered in Your Name. If, at the close of business on the record date, your shares were registered directly in your name, then you are the stockholder of record for these shares. As the stockholder of record, you may vote either in person at the 2018 Annual Meeting or by proxy.

Beneficial Owners: Shares Registered in “Street Name”. If, at the close of business on the record date, your shares were held, not in your name, but rather in a stock brokerage account or by a bank or other nominee on your behalf, then you are considered the beneficial owner of shares held in “street name.” As the beneficial owner, you have the right to direct your brokerage firm, bank, broker-dealer, trustee or other nominee how to vote your shares by following the voting instructions your brokerage firm, bank, broker-dealer, trustee or other nominee provides. If you do not provide your brokerage firm, bank, broker-dealer, trustee or other nominee with instructions on how to vote your shares, your brokerage firm, bank, broker-dealer, trustee or other nominee may, in its discretion, vote your shares with respect to routine matters but may not vote your shares with respect to any non-routine matters. Please see “Will my shares be voted if I do nothing?” for additional information.

Why did I receive a Notice of Internet Availability of Proxy Materials (the “Notice”) instead of a full set of proxy materials?

In accordance with the rules of the Securities and Exchange Commission (the “SEC”), we have elected to furnish our proxy materials, including this Proxy Statement and our annual report, primarily via the Internet. Stockholders may request to receive proxy materials in printed form by mail or electronically by e-mail by following the instructions contained in the Notice. We encourage stockholders to take advantage of the availability of our proxy materials on the Internet to help reduce the environmental impact of our annual meetings of stockholders.

How do I vote if I am a record holder?

You can vote by attending the 2018 Annual Meeting and voting in person, or you can vote by proxy. If you are the record holder of your stock, you can vote in the following four ways:

●	By Internet or Telephone: To vote via the Internet or by telephone, follow the instructions provided in the Notice of Internet Availability of Proxy Materials. If you vote via the Internet or by telephone, you do not need to return a proxy card by mail. Internet and telephone voting are available 24 hours a day. Votes submitted through the Internet or by telephone must be received by 11:59 p.m. Eastern Time on October 3, 2018. Alternatively, you may request a printed proxy card by telephone at 1-800-579-1639, over the Internet at www.proxyvote.com, or by email at sendmaterial@proxyvote.com.

●	By Mail: If you received proxy materials by mail, you can vote by submitting a proxy by mail by marking, dating, signing and returning the proxy card in the postage-paid envelope. Your proxy must be received no later than October 3, 2018.

●	In Person at the 2018 Annual Meeting: If you attend the 2018 Annual Meeting, you may deliver your completed proxy card in person or you may vote by completing a ballot, which we will provide to you at the 2018 Annual Meeting. You are encouraged to vote by Internet or telephone or complete, sign and date the proxy card and mail it in the enclosed postage pre-paid envelope regardless of whether or not you plan to attend the 2018 Annual Meeting.

How do I vote if my common shares are held in “street name”?

If you hold your shares beneficially in street name through a nominee (such as a brokerage firm, bank, broker-dealer or trustee), you may be able to complete your proxy and authorize your vote by proxy by telephone or the Internet as well as by mail. You should follow the instructions you receive from your nominee to vote these shares.

If you do not provide voting instructions to your brokerage firm, bank, broker-dealer, trustee or other nominee holding shares of our common stock for you, your shares will not be voted with respect to Proposal Nos. 1 (election of directors), 3 (advisory vote to approve executive compensation), 4 (approval of the amendment to our Charter to reduce the number of authorized shares of Common Stock) and 5 (approval of Avid Bioservices, Inc. 2018 Omnibus Incentive Plan), as brokerage firms, banks, broker-dealers or other nominees do not have discretion to vote on non-routine matters. We therefore encourage you to provide voting instructions on a proxy card or a provided voting instruction form to the brokerage firm, bank, broker-dealer, trustee or other nominee that holds your shares by carefully following the instructions provided in their notice to you.

How many votes do I have?

Stockholders are entitled to one vote per proposal for each share of Common Stock held. The holders of shares of Series E Preferred Stock will not be entitled to vote at the 2018 Annual Meeting, except to the extent such holders are also the owners of our Common Stock and are entitled to vote such shares.

5

How will my shares of Common Stock be voted?

The shares of Common Stock represented by any proxy card which is properly executed and received by the Company prior to or at the 2018 Annual Meeting will be voted in accordance with the specifications you make thereon. Where a choice has been specified on the proxy card with respect to the proposals, the shares represented by the proxy will be voted in accordance with the specifications. If you return a validly executed proxy card without indicating how your shares should be voted on a matter and you do not revoke your proxy, your proxy will be voted: FOR the election of each of the seven named director nominees set forth on the proxy card (Proposal No. 1); FOR the ratification of the appointment of Ernst & Young LLP as the independent registered public accounting firm of the Company for the fiscal year ending April 30, 2019 (Proposal No. 2); FOR the approval, on an advisory basis, of a non-binding resolution approving the compensation of the Company’s named executive officers, as described in the Proxy Statement under “Executive Compensation” (Proposal No. 3); FOR the approval of the amendment to our Charter to reduce the number of authorized shares of our Common Stock from 500,000,000 to 150,000,000 (Proposal No. 4); and FOR the approval of the Avid Bioservices, Inc. 2018 Omnibus Incentive Plan.

What vote is required with respect to the proposals?

Proposal No. 1, the election of seven directors to our Board, will require approval of a plurality of the shares present in person or represented by proxy at the 2018 Annual Meeting and entitled to vote, meaning that the director nominees receiving the highest numbers of “for” votes of the shares entitled to be voted for them, up to the number of directors to be elected by such shares, will be elected. As a result, the seven director nominees receiving the most “for” votes at the 2018 Annual Meeting will be elected. The proxy card enables a stockholder to vote “FOR” or “WITHHOLD” from voting as to each person nominated by the Board.

Proposal Nos. 2, 3 and 5 will be decided by the affirmative vote of a majority of the stock represented and entitled to vote at the 2018 Annual Meeting. Proposal No. 4 will be decided by the affirmative vote of holders of a majority of the outstanding shares of our Common Stock. A stockholder may vote “FOR,” “AGAINST” or “ABSTAIN” on Proposal Nos. 2, 3, 4 and 5.

What is the effect of abstentions and broker non-votes on voting?

Abstentions and broker “non-votes” are included in the determination of the number of shares present at the 2018 Annual Meeting for quorum purposes. Abstentions will count as a vote against the proposals, other than for the election of directors (Proposal No. 1). Abstentions will not have an effect on the election of directors because directors are elected by a plurality of the shares present in person or represented by proxy at the 2018 Annual Meeting and entitled to vote. Broker “non-votes” are not counted in the tabulations of the votes cast or present at the 2018 Annual Meeting and entitled to vote on any of the proposals and therefore will have no effect on the outcome of the proposals. A broker “non-vote” occurs when a nominee holding shares for a beneficial owner does not vote on a particular proposal because the nominee does not have discretionary voting power with respect to that item and has not received instructions from the beneficial owner. At the 2018 Annual Meeting, nominees will not have discretion to vote on Proposal Nos. 1 (election of directors), 3 (advisory vote to approve executive compensation), 4 (approval of the amendment to our Charter to reduce the number of authorized shares of Common Stock) or 5 (approval of Avid Bioservices, Inc. 2018 Omnibus Incentive Plan), but will have discretion to vote on Proposal No. 2 (ratification of appointment of independent registered public accounting firm).

We encourage you to provide voting instructions on the proxy card or a provided voting instruction form to the brokerage firm, bank, broker-dealer, trustee or other nominee that holds your shares by carefully following the instructions provided in their notice to you.

Who is paying for this proxy solicitation?

We will bear the costs of soliciting proxies for the 2018 Annual Meeting. These costs will include, among other items, the expense of preparing, assembling, printing and mailing the proxy materials to stockholders of record and beneficial owners, and reimbursements paid to brokerage firms, banks and other fiduciaries for their reasonable out-of-pocket expenses for forwarding proxy materials to stockholders and obtaining beneficial owner’s voting instructions. In addition to soliciting proxies by mail, our directors, officers and employees may solicit votes, without additional compensation, personally, by telephone, or by other appropriate means.

6

If I have already voted by proxy against the proposals, can I still change my mind?

Yes. To change your vote by proxy, simply sign, date and return the proxy card or voting instruction form in the accompanying postage-paid envelope, or vote by proxy by telephone or via the Internet in accordance with the instructions in the proxy card or voting instruction form. We strongly urge you to vote by proxy FOR each of the seven nominees named in Proposal No. 1 and FOR Proposal Nos. 2, 3, 4 and 5. Only your latest dated proxy will count at the 2018 Annual Meeting.

Will my shares be voted if I do nothing?

If your shares of our Common Stock are registered in your name, you must sign and return a proxy card in order for your shares to be voted, unless you vote over the Internet or by telephone or attend the 2018 Annual Meeting and vote in person.

If your shares of Common Stock are held in “street name,” that is, held for your account by a brokerage firm, bank, broker-dealer, trustee or other nominee, and you do not instruct your brokerage firm, bank, broker-dealer, trustee or other nominee how to vote your shares, then your brokerage firm, bank, broker-dealer, trustee or other nominee will determine if it has discretion to vote on each matter. Brokerage firms, banks, broker-dealers, trustees or other nominees do not have discretion to vote on non-routine matters. Proposal Nos. 1 (election of directors), 3 (advisory vote to approve executive compensation), 4 (approval of the amendment to our Charter to reduce the number of authorized shares of Common Stock) and 5 (approval of Avid Bioservices, Inc. 2018 Omnibus Incentive Plan) are considered to be non-routine matters, while Proposal No. 2 (ratification of appointment of independent registered public accounting firm) is considered a routine matter. As a result, if you do not provide voting instructions to your brokerage firm, bank, broker-dealer, trustee or other nominee, then your brokerage firm, bank, broker-dealer, trustee or other nominee may not vote your shares with respect to Proposal Nos. 1, 3, 4 or 5, which would result in a “broker non-vote,” but may, in its discretion, vote your shares with respect to Proposal No. 2. For additional information regarding broker non-votes, see “What is the effect of abstentions and broker non-votes on voting?” above.

If your shares of our Common Stock are held in “street name,” your brokerage firm, bank, broker-dealer, trustee or nominee has enclosed a proxy card or voting instruction form with this Proxy Statement. We strongly encourage you to authorize your brokerage firm, bank, broker-dealer, trustee or other nominee to vote your shares by following the instructions provided on the proxy card or voting instruction form.

We strongly urge you to vote by proxy FOR each of the seven nominees in Proposal No. 1 and FOR Proposal Nos. 2, 3, 4 and 5 by signing, dating and returning the proxy card today in the envelope provided. You may also vote by proxy over the Internet using the Internet address on the proxy card or by telephone using the toll-free number on the proxy card. If your shares are held in “street name,” you should follow the instructions on your proxy card or voting instruction form provided by your brokerage firm, bank, broker-dealer, trustee or other nominee and provide specific instructions to your brokerage firm, bank, broker-dealer, trustee or other nominee to vote as described above.

What constitutes a quorum?

A quorum is the minimum number of shares required to be present at the 2018 Annual Meeting for the meeting to be properly held under our Bylaws and Delaware law. A majority of the issued and outstanding shares of Common Stock and entitled to vote, present in person or represented by proxy, will constitute a quorum for the transaction of business at the 2018 Annual Meeting. Votes withheld, abstentions and broker non-votes will be counted as present or represented for purposes of determining the presence or absence of a quorum for the 2018 Annual Meeting. In the absence of a quorum, the 2018 Annual Meeting may be adjourned by a majority of the shares entitled to be vote present in person or by proxy.

What is “Householding” of Annual Meeting materials?

Some “street name” holders may be “householding” our proxy statements and annual reports. This means that only a single copy of our Proxy Statement and Annual Report to stockholders may have been sent to two or more stockholders sharing the same address. We will promptly deliver a separate copy of either document to you if you call or write us at our principal executive offices, 2642 Michelle Drive, Suite 200, Tustin, California, 92780, Attn: Investor Relations, telephone: (800) 987-8256. If you would like to receive separate copies of the Proxy Statement or Annual Report to stockholders in the future, or if you are receiving multiple copies and would like to receive only one copy per household, please notify your bank, broker, or other nominee if your shares are held in “street name”, or you may contact us at the above address and telephone number.

7

How can I find out the results of the voting at the 2018 Annual Meeting?

Preliminary voting results are expected to be announced at the 2018 Annual Meeting. Final voting results will be published in a Current Report on Form 8-K to be filed with the SEC within four business days after the 2018 Annual Meeting. If final voting results are not available to us in time to file a Current Report on Form 8-K within four business days after the 2018 Annual Meeting, we intend to file a Current Report on Form 8-K to publish preliminary results and, within four business days after the final results are known to us, file an additional Current Report on Form 8-K to publish the final results.

Who will count the votes?

The votes will be counted, tabulated and certified by the inspector of elections for the 2018 Annual Meeting, who shall be duly appointed by the Board.

What is the deadline to propose actions for consideration at next year’s annual meeting of stockholders?

Stockholder proposals may be included in our proxy materials for an Annual Meeting so long as they are provided to us on a timely basis and satisfy the other conditions set forth in applicable SEC rules. For a stockholder proposal to be included in our proxy materials for the 2019 Annual Meeting of Stockholders, which we expect to hold on or about October 15, 2019, the proposal must be received at our principal executive offices at 2642 Michelle Drive, Suite 200, Tustin, California 92780, addressed to the Corporate Secretary, no later than April 26, 2019, and must comply with all applicable requirements of Rule 14a-8 promulgated under the Exchange Act. However, if our 2019 Annual Meeting of Stockholders is not held between September 4, 2019 and November 3, 2019, then the deadline will be a reasonable time prior to the time we begin to print and send our proxy materials.

Stockholder business that is not intended for inclusion in our proxy materials may be brought before the 2019 Annual Meeting so long as we receive notice of the proposal as specified by our Bylaws, addressed to the Corporate Secretary at our principal executive offices at 2642 Michelle Drive, Suite 200, Tustin, California 92780, by not earlier than the close of business on June 6, 2019 and not later than the close of business on July 6, 2019. However, if the 2019 Annual Meeting of Stockholders is not held between September 4, 2019 and November 3, 2019, the notice must be delivered no earlier than the close of business on the 120th day nor later than the close of business on the 90th day prior to the 2019 Annual Meeting of Stockholders or, if later, the 10th day following the day on which public disclosure of the date of the 2019 Annual Meeting of Stockholders is made. All such notices must be submitted in accordance with the specific procedural requirements in our Bylaws and must include certain information with regard to the person submitting the proposal. Failure to comply with our Bylaw procedures and deadlines may preclude presentation of the proposal at our 2019 Annual Meeting of Stockholders.

Whom should I call if I have questions about the 2018 Annual Meeting?

If you have any questions or if you need additional copies of the proxy materials, please call 1-800-690-6903 or log on to www.proxyvote.com.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE 2018 ANNUAL MEETING TO BE HELD ON OCTOBER 4, 2018: THE PROXY STATEMENT FOR THE 2018 ANNUAL MEETING AND THE ANNUAL REPORT ON FORM 10-K FOR THE FISCAL YEAR ENDED APRIL 30, 2018 ARE AVAILABLE FREE OF CHARGE AT WWW.PROXYVOTE.COM.

8

ANNUAL MEETING PROCEDURES

Annual Meeting Admission

Only Avid Bioservices, Inc. stockholders as of the close of business on August 10, 2018 or their duly authorized and constituted proxies may attend the 2018 Annual Meeting. Proof of ownership of our common stock must be presented in order to be admitted to the 2018 Annual Meeting. If your shares are held in the name of a brokerage firm, bank, broker-dealer, trustee or other nominee or holder of record and you plan to attend the 2018 Annual Meeting in person, you must bring a brokerage statement, the proxy card mailed to you by your brokerage firm, bank, broker-dealer, trustee or other nominee or other proof of ownership as of the close of business on August 10, 2018, the record date, to be admitted to the 2018 Annual Meeting. Otherwise, proper documentation of a duly authorized and constituted proxy must be presented. This proof can be: a brokerage statement or letter from a brokerage firm, bank, broker-dealer, trustee or other nominee indicating ownership on the record date, a proxy card, or a valid, legal proxy provided by your brokerage firm, bank, broker-dealer, trustee or other nominee.

After the chairman of the meeting opens the 2018 Annual Meeting, further entry will be prohibited. No cameras, recording equipment, electronic devices, large bags, briefcases or packages will be permitted in the 2018 Annual Meeting, and the use of mobile phones during the 2018 Annual Meeting is also prohibited. All persons attending the 2018 Annual Meeting will be required to present a valid government-issued picture identification, such as a driver’s license or passport, to gain admittance to the 2018 Annual Meeting.

Appraisal Rights

Holders of shares of Common Stock and shares of Series E Preferred Stock do not have appraisal rights under Delaware law in connection with this proxy solicitation.

Stockholder List

A list of our stockholders as of the close of business on August 10, 2018 will be available for inspection during business hours for ten days prior to the 2018 Annual Meeting at our principal executive offices located at 2642 Michelle Drive, Suite 200, Tustin, California 92780.

Communications with the Board

Any stockholder or interested person may communicate with the Company’s non-management directors as a group by sending a communication to the Board of Directors c/o Avid Bioservices, Inc., Attn: Corporate Secretary, Avid Bioservices, Inc., 2642 Michelle Drive, Suite 200, Tustin, California 92780. All communications will be reviewed by the Company’s Corporate Secretary. The Corporate Secretary will not forward to the non-management directors any spam, junk mail, mass mailing, product complaint, product inquiry, new product suggestion, job inquiry, survey, or business solicitation or advertisement. Material that is unduly hostile, threatening, illegal, or similarly unsuitable will also be excluded.

The non-management directors who receive such communication will have discretion to determine the handling of such communication, and if appropriate, the response to the person sending the communication and disclosure, which shall be consistent with the Company’s policies and procedures and applicable law regarding the disclosure of information.

Other Matters

If you have any questions or if you need additional copies of the proxy materials, please call 1-800-690-6903 or log on to www.proxyvote.com.

9

Proposal No. 1:

Election of Directors

Seven directors are to be elected to Avid’s Board of Directors at the 2018 Annual Meeting. Proxies can only be voted for the number of nominees named in this Proxy Statement.

All directors are elected annually and serve until our next annual meeting of stockholders, with each director to hold office until his or her successor is duly elected and qualified or until his or her earlier death, resignation or removal. The election of directors requires the affirmative vote of a plurality of the shares of Common Stock present in person or represented by proxy at the 2018 Annual Meeting and entitled to vote. Thus, the seven nominees receiving the highest number of votes will be elected as directors at the 2018 Annual Meeting.

Our Board of Directors has proposed each of the following nominees for election as directors, each of whom are current members of our Board of Directors and has consented to serve as a director for an additional term if elected: Mark R. Bamforth, Joseph Carleone, Ph.D., Richard B. Hancock, Roger J. Lias, Ph.D., Joel McComb, Gregory P. Sargen and Patrick D. Walsh. The Board of Directors recommends that you vote FOR the election of each of our nominees to serve as directors of the Company until the next annual meeting, with each director to hold office until his successor is duly elected and qualified or until his earlier death, resignation or removal. If any nominee is unable or declines to serve as a director at the time of the 2018 Annual Meeting, the proxies will be voted for any nominee designated by the present Board to fill the vacancy. We do not expect that any nominee will be unable or will decline to serve as a director.

The Corporate Governance Committee of the Board of Directors is directed under its charter to identify qualified individuals to become directors, and to recommend individuals it identifies to the Board of Directors for nomination. The Company’s Corporate Governance Guidelines, adopted by the Board of Directors on July 11, 2018 upon the recommendation of the Corporate Governance Committee, establish criteria for membership on the Board. Under these criteria, the Corporate Governance Committee seeks to identify a diverse group of candidates for the Board. These candidates should possess strength of character, mature judgment, familiarity with the Company’s business and industry, independence of thought and an ability to work collegially and be committed to representing the long-term interests of the stockholders. While neither the Board nor the Corporate Governance Committee has a formal policy regarding diversity in evaluating candidates, the Corporate Governance Committee considers all factors it deems appropriate, which may include age, gender and ethnic and racial background, existing commitments to other businesses, potential conflicts of interest with other pursuits, legal considerations such as antitrust issues, corporate governance background, various and relevant career experience, relevant technical skills, relevant business or government acumen, financial and accounting background, and executive compensation background. The Corporate Governance Committee does not assign specific weight to particular criteria and not all criteria apply to every candidate.

Following its evaluation of the seven nominees, the Corporate Governance Committee voted to recommend the nominees to the Board of Directors as candidates for election to a new term in office. The Board believes that as a group the Board consists of a sufficiently diverse group in terms of experience, knowledge and abilities to allow the Board to fulfill its responsibilities to the stockholders and the Company. As such, and based in part on the Corporate Governance Committee’s evaluation and recommendation, the Board of Directors has concluded that it is in our best interest and the best interest of our stockholders for each of the proposed nominees to serve as a member of our Board of Directors.

Settlement Agreement

On November 27, 2017, we entered into a settlement agreement (the “Settlement Agreement”) with Ronin Trading, LLC, Ronin Capital, LLC, SWIM Partners LP, SW Investment Management LLC, John S. Stafford, III, Stephen White and Roger Farley (collectively, the “Ronin Group”) to settle a potential proxy contest pertaining to the election of directors at the 2017 annual meeting of stockholders which was held on January 18, 2018 (the “2017 Annual Meeting”). The Ronin Group beneficially owned approximately 9.6% of the outstanding shares of our common stock as of November 27, 2017.

Pursuant to the Settlement Agreement, on November 27, 2017, our Board of Directors accepted the resignations of Steven W. King, Carlton M. Johnson, Jr., Eric S. Swartz and David H. Pohl from our Board of Directors, and the applicable committees thereof, and the Board of Directors of Avid Bioservices, Inc. and appointed each of Richard B. Hancock, Gregory P. Sargen, Joel McComb (collectively, the “Ronin Appointees”) and Joseph Carleone, Ph.D. to our Board of Directors to fill the resultant vacancies, each to serve until the Company’s next annual meeting of stockholders or until his earlier death, resignation, disqualification or removal.

Under the Settlement Agreement, so long as the Ronin Group has not breached the Settlement Agreement, we agreed to nominate the Ronin Appointees, together with Joseph Carleone, Ph.D. and incumbent directors Roger J. Lias, Ph.D., Mark R. Bamforth and Patrick D. Walsh, for election to the Board at the 2017 Annual Meeting. Additionally, so long as the Ronin Group has not breached the Settlement Agreement, we agreed to nominate such number of Ronin Appointees to the Board at our 2018 Annual Meeting as is equal to the then-current number of authorized directors, minus one, divided by two.

10

Pursuant to the Settlement Agreement, the Ronin Group agreed not to take the following actions, among others, prior to the date that is thirty (30) calendar days after the date of the 2018 Annual Meeting (the “Standstill Period”): (1) propose certain extraordinary transactions, (2) solicit proxies, (3) join any “group” or voting arrangement, (4) call or seek to call a meeting of stockholders; (5) submit nominations for a contested election, (5) seek to control, change or influence the management, the Board or policies of the Company, (6) seek waivers or amendments to the Company’s governing documents, (7) initiate or institute certain litigation or other proceedings against the Company or any of its current or former directors or officers, or (8) encourage or support any other stockholder to take any of the foregoing actions.

If any of the Ronin Appointees is unable to serve as a director, resigns as a director or is removed as a director during the Standstill Period, Ronin may recommend another individual for appointment to the Board who meets certain criteria, including qualifying as “independent” under the rules of The NASDAQ Stock Market LLC, among others.

Under the Settlement Agreement, the Ronin Group has agreed to be present for quorum purposes at the 2018 Annual Meeting and to vote all of the Common Stock beneficially owned by it in accordance with the Board’s recommendations with respect to nominees to the Board or any other matter submitted to stockholders for approval at the 2018 Annual Meeting, subject to certain exceptions.

During the Standstill Period, we and the Ronin Group have mutually agreed, subject to certain exceptions, not to make or cause to be made any statement or announcement that disparages, calls into disrepute, or otherwise defames or slanders the other party or any of its subsidiaries, affiliates, successors, assigns, officers, directors, board members, products or services.

In addition, we reimbursed the Ronin Group for its actual, reasonable and documented out-of-pocket expenses of $75,000 incurred in connection with the Settlement Agreement and all related matters.

For additional details regarding the terms of the Settlement Agreement, including a copy of the Settlement Agreement, please refer to the Current Report on Form 8-K that we filed with the SEC on November 28, 2017.

Nominees

Information with respect to the number of shares of common stock beneficially owned by each director as of August 3, 2018 appears under the heading “Security Ownership of Certain Beneficial Owners, Directors and Management.” The name, age, years of service on our Board of Directors, and principal occupation and business experience of each director nominee is set forth below.

11

.

NOMINEE BIOGRAPHIES

Name and Age	Principal Occupation and Business Experience	Director Since
Mark R. Bamforth (age 55)

Mr. Bamforth was appointed to the Board of Directors in October 2017. Mr. Bamforth currently serves as the President and Chief Executive Officer of Brammer Bio, LLC, in Cambridge, Massachusetts, a cell and gene therapy contract development and manufacturing organization with over 400 employees that he founded in 2015 and merged with Florida Biologix in 2016. Previously, Mr. Bamforth was President and Chief Executive Officer of Gallus Biopharmaceuticals, LLC (“Gallus”), in St. Louis, Missouri, a company he founded in 2010. Gallus was a process development, clinical and commercial, mammalian cell based bulk biopharmaceuticals contract manufacturing organization which was tripled in size through organic growth and the acquisition of Laureate Biopharma, prior to its acquisition by DPx Holdings B.V., the parent company of Patheon, in 2014. Prior to this, Mr. Bamforth worked 22 years with Genzyme Corporation, in Cambridge Massachusetts, in roles of increasing responsibility, the last ten years of which were as senior vice president of corporate operations and pharmaceuticals. Mr. Bamforth earned a Bachelor of Science in chemical engineering from Strathclyde University and an MBA from Henley Management College. The Board of Directors concluded that Mr. Bamforth should serve as a director in light of his 30 plus years of biologics leadership experience and his extensive senior executive experience in overseeing the day-to-day business operations of, and successfully growing, both organically and through acquisitions, biologics contract manufacturing organizations.

2017

Joseph Carleone, Ph.D. (age 72)

Dr. Carleone was appointed to the Board of Directors pursuant to the Settlement Agreement on November 27, 2017, and as non-executive Chairman of the Board. Dr. Carleone is Chairman of the Board of AMPAC Fine Chemicals LLC, a leading manufacturer of pharmaceutical active ingredients.  Prior to this position, Dr. Carleone was President, Chief Executive Officer and director of American Pacific Corporation, a leading custom manufacturer of fine and specialty chemicals and propulsion products. Dr. Carleone has also served or currently serves as an officer and/or a director of several directly or indirectly wholly-owned subsidiaries of American Pacific Holdings, LLC. Dr. Carleone received his bachelor’s degree in Mechanical Engineering from Drexel University, Philadelphia, Pennsylvania, in 1968; his master’s degree in Applied Mechanics from Drexel University in 1970; and his doctorate degree in Applied Mechanics from Drexel University in 1972. Dr. Carleone has served as a director of Sensient Technologies, Inc. (NYSE:SXT) since 2014, and is the Chairman of the Compensation and Development Committee and member of the Audit and Scientific Advisory Committees. The Board of Directors concluded that Dr. Carleone should serve as a director in light of his operational, governance, management and scientific experience, including extensive executive management and leadership experience as Chief Executive Officer and as Chairman of a public corporation.

2017

Richard B. Hancock (age 59)

Richard B. Hancock was appointed to the Board of Directors pursuant to the Settlement Agreement on November 27, 2017. Mr. Hancock has worked in the biologic contract development and manufacturing organization (“CDMO”) industry for over 30 years in various operational and executive roles, serving most recently as President and CEO of Althea Technologies, Inc., a large molecule CDMO producing a wide range of biologics, vaccines and parenteral products. In addition to Althea, Mr. Hancock has held senior management positions at The Immune Response Corporation, and Hybritech Inc. (now part of Eli Lilly & Company), and he is currently the Chairman of the Board and Executive Director of Argonaut Manufacturing Services, Inc., a privately-owned CDMO focused on the biotechnology and life sciences industries. Mr. Hancock received a B.A. in Microbiology from Miami University. The Board of Directors concluded that Mr. Hancock should serve as a director in light of his extensive operational and executive management experience in the CDMO industry.

2017

Roger J. Lias, Ph.D. (age 57)

Dr. Lias has served as a member of the Board of Directors since September 2017, and as the President and Chief Executive Officer of Avid since December 2017, and served, prior to our corporate restructuring, as the President of our wholly-owned contract development and manufacturing subsidiary, since September 2017. Prior to his joining us, from 2010 to December 2016, Dr. Lias served as executive director, head of global biologics business development for Allergan plc., where he was responsible for developing and executing strategies designed to support the company’s business development activities related to innovative biologics, biosimilars and complex injectable products. From 2007 to 2010, Dr. Lias was president and group commercial director for Eden Biodesign, Inc., an established biopharmaceutical contract manufacturer and consultancy and wholly-owned subsidiary of Eden Biopharma Group. During his tenure at Eden Biodesign, he successfully transitioned the company’s CDMO client base from early-stage biotechnology companies to established biotechnology and multinational pharmaceutical companies, while also playing a key role in the eventual sale of Eden Biopharma Group to Watson Pharmaceuticals (now Allergan). Earlier in his career, Dr. Lias has held senior management positions at several leading CDMOs, including Cytovance Biologics, where he launched its contract process development and biopharmaceutical cGMP production business; KBI BioPharma, where he was a member of the founding management team, Diosynth RTP (formerly Covance Biotechnology Services, now Fujifilm Diosynth), where he grew revenues from $16 million to $120 million over a 4-year period, and Lonza Biologics. The Board of Directors concluded that Dr. Lias should serve as a director in light of his 20 plus years of management experience in the biologics CDMO sector, including his extensive business development background and success in growing revenues and EBITDA.

2017

12

Name and Age	Principal Occupation and Business Experience	Director Since
Joel McComb (age 53)

Joel McComb was appointed to the Board of Directors pursuant to the Settlement Agreement on November 27, 2017. Mr. McComb is the CEO, Chairman and Co-Founder of BioSpyder Technologies, Inc. Prior to BioSpyder, Mr. McComb served as Senior Vice President and General Manager of Illumina, Inc., President of GE Healthcare’s Life Sciences and Discovery Systems division, and President of GE Healthcare’s Interventional Medicine division. Prior to GE Healthcare, Mr. McComb was the President, CEO and a director of Innovadyne Technologies, Inc., and held various positions at Beckman Coulter, Inc., and Charles River Laboratories (at the time a division of Bausch & Lomb Inc.), where he was a National Business Manager for the company’s monoclonal antibody CDMO division. Mr. McComb earned a Bachelor of Science degree in Genetics from the University of California, Davis and an MBA from Golden Gate University. The Board of Directors concluded that Mr. McComb should serve as a director in light of his extensive operational and executive management experience in the life sciences and CDMO industries.

		2017

Gregory P. Sargen (age 53)

Gregory P. Sargen was appointed to the Board of Directors pursuant to the Settlement Agreement on November 27, 2017. Mr. Sargen currently serves as Executive Vice President – Corporate Development and Strategy of Cambrex Corporation (NYSE:CBM) (“Cambrex”), a global manufacturer and provider of services to life sciences companies. Prior to his current role, Mr. Sargen served as Executive Vice President and Chief Financial Officer of Cambrex. Prior to Cambrex, Mr. Sargen served as Vice President of Finance – Chemicals Manufacturing Division of Fisher Scientific International Inc. (n/k/a Thermo Fisher Scientific Inc.) (NYSE:TMO), and held positions with Merck & Co., Inc. (NYSE:MRK), Heat and Control, Inc. and Deloitte & Touche LLP. Mr. Sargen is a Certified Public Accountant (non-practicing) and holds an MBA in Finance from The Wharton School of the University of Pennsylvania and a B.S. in Accounting from Pennsylvania State University. The Board of Directors concluded that Mr. Sargen should serve as a director in light of his extensive executive experience and his financial and accounting expertise with public companies in the CDMO industry.

		2017

Patrick D. Walsh (age 57)	Mr. Walsh has served as a member of the Board of Directors since October 2017. He currently serves as Chief Executive Officer of Avista Pharma Solutions, a high-growth CDMO with over 220,000 square feet of facility space that provides pharmaceutical clients with a full suite of service offerings including analytical, microbiology, API, formulation, drug substance and drug product manufacturing expertise and capabilities. Prior to joining Avista Pharma, he was chief executive officer of AAIPharma Services, a private-equity backed CDMO at which he led a successful growth strategy culminating in the company’s sale for more than 4.5 times return on invested capital. Mr. Walsh also held the positions of President and Chief Operating Officer of Gensia-Sicor, during which time he led the company's commercial growth strategy, culminating in the eventual sale to Teva for $3.4 billion. Prior to Gensia, he spent 10 years in a global pharmaceutical company culminating in leading the U.S. and international business of a leading Japanese pharma company. Mr. Walsh has served on pharmaceutical boards as chairman, non-executive chairman and company director, as well as an executive advisor to private equity and venture capital firms. Mr. Walsh has served a director of ANI Pharmaceuticals, Inc., a publicly traded specialty pharmaceutical company (NASDAQ:ANIP), since June 2018, and is a member of the Audit and Compensation Committees. He also currently serves on the board of Avista Pharma, which is backed by private-equity firm Ampersand Capital Partners. The Board of Directors concluded that Mr. Walsh should serve as a director in light of his extensive experience in leading successful, high-growth CDMOs and complex laboratory and pharmaceutical manufacturing operations including parenteral and active pharmaceutical ingredients (API) on a global scale.	2017

Recommendation of the Board of Directors

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE ELECTION TO THE BOARD OF EACH OF THE SEVEN NOMINEES NAMED ABOVE IN THIS PROPOSAL NO. 1.

13

Corporate Governance

Our Board of Directors strongly believes in good corporate governance policies and practices. We expect to continue to seek and implement those corporate governance practices that we believe will promote a high level of performance from our Board of Directors, officers and employees. On July 11, 2018, upon the recommendation of the Corporate Governance Committee, the Board of Directors adopted Corporate Governance Guidelines. This section describes key corporate governance guidelines and practices that our Board of Directors has adopted. Copies of the following corporate governance documents are posted on our website at http://ir.avidbio.com/corporate-governance.cfm: (1) Code of Business Conduct and Ethics, (2) Amended and Restated Charter of the Compensation Committee of the Board of Directors, (3) Charter of the Audit Committee of the Board of Directors, (4) Charter of the Corporate Governance Committee of the Board of Directors; and (5) Corporate Governance Guidelines. If you would like a printed copy of any of these corporate governance documents, please send your request to Avid Bioservices, Inc., Attention: Corporate Secretary, 2642 Michelle Drive, Suite 200, Tustin, California 92780.

Board of Directors

Our business is managed under the direction of our Board of Directors pursuant to the General Corporation Law of the State of Delaware and our Bylaws. Our Board of Directors has responsibility for establishing broad corporate policies and reviewing our overall performance. Among the primary responsibilities of our Board of Directors is the oversight of the management of our Company. Our directors remain informed of our business and management activities by reviewing documents provided to them before each meeting of the Board of Directors and by attending presentations made by our Chief Executive Officer and other members of management. The Board of Directors held twenty-one (21) meetings during the fiscal year ended April 30, 2018. Each incumbent director attended at least seventy-five percent (75%) of the meetings of the Board and of the committees on which he served during the fiscal year ended April 30, 2018. In addition, members of the Board of Directors have access to our books, records and reports and independent auditors and advisors. Members of our management frequently interact with and are at all times available to our directors.

Director Independence

Under NASDAQ Listing Rule 5605(a)(2), a director will not be considered an “independent director” if such director at any time during the past three years was an employee of the Company, or if a director (or a director’s family member) accepted compensation from the Company (other than compensation for board or committee service) in excess of $120,000 during any twelve consecutive month period within the three years preceding the determination of independence. In addition, a director will not qualify as an “independent director” if, in the opinion of our Board of Directors, that person has a relationship that would interfere with the exercise of independent judgment in carrying out the responsibilities of a director. Our Board has affirmatively determined, after considering all of the relevant facts and circumstances, that all of the directors, other than our President and Chief Executive Officer, Roger J. Lias, Ph.D., are independent from our management under the standards set forth in the Company’s Corporate Governance Guidelines, which incorporates the independence standards required by Listing Rule 5605(a)(2) of The Nasdaq Stock Market. This means that none of the independent directors have any direct or indirect material relationship with the Company, either directly or as a partner, stockholder or officer of an organization that has a relationship with the Company.

Our Audit, Compensation and Corporate Governance Committees are composed entirely of independent directors as required by applicable SEC and NASDAQ rules, including Rule 10A-3 under the Exchange Act. In addition, there are no family relationships among any of the directors or executive officers of the Company. Further, each member of our Compensation Committee is a “non-employee director” under Section 16 of the Exchange Act and an “outside director” for purposes of Section 162(m) of the Internal Revenue Code of 1986, as amended.

Meetings of Independent Directors

The independent members of our Board of Directors have a practice of meeting in executive sessions without the presence of any members of Avid’s management. In accordance with the Corporate Governance Guidelines, the independent members of the Board of Directors are generally scheduled to meet in executive session each time the Board of Directors holds its regularly scheduled meetings and otherwise as needed.

Committees of Our Board of Directors

The Board of Directors has three standing committees: the Compensation Committee, the Audit Committee, and the Corporate Governance Committee. Each of the three committees maintains a written charter approved by the Board of Directors. Current copies of all of our committees’ charters are available on our website at http://ir.avidbio.com/corporate-governance.cfm. The following is a summary of our three standing committees:

14

Compensation Committee. The primary purposes of the Compensation Committee of the Board of Directors are to: (i) establish the compensation policy of the Company; (ii) ensure that the compensation of the Board of Directors, Chief Executive Officer and other corporate officers of the Company enables it to attract and retain high-quality leadership and is consistent with such policy; (iii) review the performance and development of the Company’s Chief Executive Officer and other corporate officers in achieving Company goals and objectives and to ensure that senior executives of the Company are compensated effectively in a manner consistent with the strategy of the Company; and (iv) produce an annual report on executive compensation for inclusion in the Company’s proxy statements, in accordance with applicable rules and regulations. The Compensation Committee carries out its responsibilities in accordance with the terms of its charter. The Compensation Committee met six (6) times during the fiscal year ended April 30, 2018. The Compensation Committee has the authority to determine director and executive compensation and may not delegate this authority. The Compensation Committee’s members are currently Mr. Richard B. Hancock (chairman of the committee), Dr. Joseph Carleone and Mr. Gregory P. Sargen, each of whom is an independent director.

Audit Committee. The primary purposes of the Audit Committee of the Board of Directors are to assist the Board of Directors in fulfilling its oversight responsibilities by reviewing (i) the Company’s financial statements provided to stockholders, the public and others, (ii) the Company’s system of internal controls regarding finance, accounting, legal compliance and ethical behavior and (iii) the Company’s auditing, accounting and financial reporting process. The Audit Committee carries out its responsibilities in accordance with the terms of its charter. The Audit Committee met six (6) times during the fiscal year ended April 30, 2018. The Audit Committee of our Board of Directors has determined that Mr. McComb is an “audit committee financial expert” within the meaning of Item 407 of Regulation S-K of the Securities Act and meets the financial sophistication required under the NASDAQ listing standards. The Audit Committee meets the NASDAQ composition requirements, including the requirement that all Audit Committee members have the ability to read and understand financial statements. The current Audit Committee members are currently Mr. Gregory P. Sargen (chairman of the committee), Mr. Joel McComb and Dr. Joseph Carleone, each of whom is an independent director.

Corporate Governance Committee. The primary purposes of the Corporate Governance Committee (formerly known as the Nominating Committee) of the Board of Directors are to: (i) make recommendations to the Board of Directors regarding the size of the Board of Directors (ii) make recommendations to the Board of Directors regarding the criteria for the selection of director nominees, (iii) identify and recommend to the Board of Directors for selection as director nominees individuals qualified to become members of the Board of Directors, including stockholder recommendations, (iv) recommend committee assignments to the Board of Directors, (v) regularly reviews our corporate governance documents, including our corporate charter and bylaws and the Corporate Governance Guidelines, and (vi) oversee the evaluation of the Board of Directors. The Corporate Governance Guidelines set forth the Board membership criteria. As described above, the Corporate Governance Committee seeks to identify a diverse group of candidates possessing strength of character, mature judgment, familiarity with the Company’s business and industry, independence of thought and an ability to work collegially and be committed to representing the long-term interests of the stockholders. While neither the Board nor the Corporate Governance Committee has a formal policy regarding diversity in evaluating candidates, the Corporate Governance Committee considers all factors it deems appropriate, which may include age, gender and ethnic and racial background, existing commitments to other businesses, potential conflicts of interest with other pursuits, legal considerations such as antitrust issues, corporate governance background, various and relevant career experience, relevant technical skills, relevant business or government acumen, financial and accounting background, and executive compensation background. The Corporate Governance Committee does not assign specific weight to particular criteria and not all criteria apply to every candidate. The Corporate Governance Committee met five (5) times during the fiscal year ended April 30, 2018. The Corporate Governance Committee’s members are currently Messrs. Mark R. Bamforth (chairman of the committee), Joel McComb and Patrick D. Walsh, each of whom is an independent director.

In accordance with our Bylaws, stockholders may nominate a candidate for election as director by complying with certain notice and other requirements set forth therein. For a stockholder to make any nomination for election to the Board of Directors at the 2019 Annual Meeting of Stockholders, the stockholder must provide notice to the Company, which notice must be delivered to, or mailed and received at, the Company’s principal executive offices not earlier than the close of business on June 6, 2019 and not later than the close of business on July 6, 2019. However, if the 2019 Annual Meeting of Stockholders is not held between September 4, 2019 and November 3, 2019, the notice must be delivered no earlier than the close of business on the 120th day nor later than the close of business on the 90th day prior to the 2019 Annual Meeting of Stockholders or, if later, the 10th day following the day on which public disclosure of the date of the 2019 Annual Meeting of Stockholders is made. All such notices must be submitted in accordance with the specific procedural requirements in our Bylaws and must include certain information with regard to the person submitting the proposal. Further updates and supplements to such notice may be required at the times, and in the forms, required under our Bylaws. As set forth in our Bylaws, submissions must include (i) the name, age, business address and residence address of such nominee, (ii) the principal occupation or employment of such nominee, (iii) the class and number of shares of each class of capital stock of the Company which are owned of record and beneficially by such nominee, (iv) the date or dates on which such shares were acquired and the investment intent of such acquisition, (v) with respect to each nominee for election or re-election to the Board of Directors, a completed and signed questionnaire, representation and agreement required by our Bylaws, and (vi) such other information concerning such nominee as would be required to be disclosed in a proxy statement soliciting proxies for the election of such nominee as a director in an election contest (even if an election contest is not involved), or that is otherwise required to be disclosed pursuant to Section 14 of the Exchange Act and the rules and regulations promulgated thereunder (including such person’s written consent to being named as a nominee and to serving as a director if elected). Our Bylaws also specify further requirements as to the form and content of a stockholder’s notice. We recommend that any stockholder wishing to make a nomination for director review a copy of our Bylaws, which is available, without charge, from our Corporate Secretary, at Avid Bioservices, Inc., 2642 Michelle Drive, Suite 200, Tustin, California 92780.

15

If the Corporate Governance Committee or the Board of Directors determines that any nomination made by a stockholder was not made in accordance with the proper procedures under our Bylaws, the rules and regulations promulgated under the SEC or other applicable laws or regulations, such nomination will be void. The Corporate Governance Committee will evaluate candidates recommended by stockholders in the same manner as those recommended by others.

Pursuant to the Settlement Agreement, the Company agreed to nominate such number of Ronin Appointees to the Board at the 2018 Annual Meeting as is equal to the then-current number of authorized directors, minus one, divided by two.

Board of Directors Leadership Structure

Our Board of Directors does not have a policy on whether the same person should serve as both the Chief Executive Officer and Chairman of the Board of Directors or, if the roles are separate, whether the Chairman should be selected from the non-employee directors or should be an employee. The Board of Directors believes that it should have the flexibility to make these determinations in the way that it believes best provides appropriate leadership for the Company at a given time.  Separation of the Company’s Chief Executive Officer and Chairman of the Board is appropriate for the Company at this time. Both positions are actively engaged on significant matters affecting the Company. The Chief Executive Officer has overall responsibility for all aspects of the Company's operations, while the Chairman has a greater focus on governance of the Company, including oversight of the Board of Directors. We believe this balance of shared leadership between the two positions is a strength for the Company. In accordance with the Corporate Governance Guidelines, in the event that in the future the positions of Chairman of the Board and Chief Executive Officer are held by the same person, the non-employee directors shall designate a lead independent director.

Risk Oversight

The Board of Directors oversees an enterprise-wide approach to risk management that is designed to support the achievement of organizational objectives to improve long-term performance and enhance stockholder value. A fundamental part of risk management is not only understanding the risks a company faces and what steps management is taking to manage those risks, but also understanding what level of risk is appropriate for the Company. In setting the Company’s business strategy, the Board of Directors assesses the various risks being mitigated by management and determines what constitutes an appropriate level of risk for the Company.

While the Board of Directors has the ultimate oversight responsibility for the risk management process, various committees of the Board of Directors also have responsibility for risk management. In particular, the Audit Committee focuses on financial risk, including internal controls, and receives financial risk assessment reports from management. Risks related to the compensation programs are reviewed by the Compensation Committee. The Corporate Governance Committee oversees the annual Board self-evaluation and director nomination processes in order to ensure a diverse and well balanced Board, and oversees the evaluation of the Chief Executive Officer, including succession planning. These committees meet regularly and report their findings to the Board of Directors throughout the year.  The Company also maintains insurance policies that would reimburse the Company for a wide range of potential losses that the Company could incur in due course.

Communicating with the Board of Directors

Under our Code of Business Conduct and Ethics, we have established an Open Door Policy and Hotline For Reporting Employee Complaints or Accounting or Auditing Matters for the confidential, anonymous submission by our directors, officers and employees of concerns regarding violations or suspected violations of our Code of Business Conduct and Ethics, including matters relating to accounting and auditing matters. In addition, the Audit Committee has established procedures for the receipt, retention and treatment of communications received by us, our Board of Directors and the Audit Committee regarding accounting, internal controls or auditing matters. Written communications from our stockholders and employees may be sent to: Avid Bioservices, Inc., Attention: Audit Committee Chair, 2642 Michelle Drive, Suite 200, Tustin, California 92780.

In addition, the Company’s annual meeting of stockholders provides an opportunity each year for stockholders to ask questions of or otherwise communicate directly with members of the Board of Directors on appropriate matters. Any stockholder or interested person may communicate with the Company’s non-management directors as a group by sending a communication to the Board of Directors c/o Avid Bioservices, Inc., Attn: Corporate Secretary, Avid Bioservices, Inc., 2642 Michelle Drive, Suite 200, Tustin, California 92780. All communications will be reviewed by the Company’s Corporate Secretary. The Corporate Secretary will not forward to the non-management directors any spam, junk mail, mass mailing, product complaint, product inquiry, new product suggestion, job inquiry, survey, or business solicitation or advertisement. Material that is unduly hostile, threatening, illegal, or similarly unsuitable will also be excluded. The non-management directors who receive such communication will have discretion to determine the handling of such communication, and if appropriate, the response to the person sending the communication and disclosure, which shall be consistent with the Company’s policies and procedures and applicable law regarding the disclosure of information.

Director Attendance at Annual Meetings of Stockholders

We have no policy requiring directors to attend annual meetings of stockholders, but directors are encouraged to attend our annual meetings at which they stand for re-election. All seven of our then current directors attended the 2017 Annual Meeting of Stockholders.

16

Director Compensation

Director Compensation Policy

On June 23, 2017, the then current Compensation Committee retained the services of an independent compensation consultant, The VisionLink Advisory Group, to review the non-employee director compensation program in comparison with market data for other pharmaceutical organizations. Prior to initiating the analysis, a board compensation philosophy was established to guide the determination of compensation targets as well as the appropriate mix of cash vs. equity pay elements.

The adopted compensation philosophy acknowledges the unique nature of the business and its industry, the level of experience and oversight needed to steer the Company, and the desire to attract a unique set of board of directors to help ensure the achievement of long-term Avid’s strategic objectives. To achieve these aims, the board pay philosophy targeted cash elements (annual retainer, committee, or meeting fees) at the top quartile of the market/75th percentile with equity elements (restricted stock, SARs or stock options) targeted at the median of the market/50th percentile.

After reviewing over 44 similar organizations in the pharmaceutical industry, a peer group of 20 organizations was selected with priority going to organizations with geographic proximity (California – 9 organizations) and with a similar market cap ($56m - $1.8B). The final peer organizations were as follows: Spectrum Pharmaceuticals, CTI BioPharma, Dynavax Technologies, Endocyte, Infinity Pharmaceuticals, Merrimack, Rigel Pharmaceuticals, Arena Pharmaceuticals, Cytokinetics Incorporated, Geron Corporation, Halozyme Therapuetics, Sunesis Pharmceuticals, Theravance, Inc, Achillion Pharmaceuticals, Inc., Array BioPharma Inc., Insmed Incorporated, Novavax, Inc., Sangamo Therapeutics, PTC Therapeutics, Inc. and Sorrento Therapeutics. Peer data was reviewed for both cash and equity elements for all peer organizations. Percentiles were established within the peer group data to be used as a comparison basis for establishing compensation for our non-employee directors moving forward.

Based on analysis by The VisionLink Advisory Group, effective in connection with the October 2017 appointments to our Board of non-employee directors Mark R. Bamforth and Patrick D. Walsh, the then current Compensation Committee formally adopted a new non-employee director compensation program comprised of (i) an annual cash retainer, payable in 12 installments, of $55,000, and (ii) an annual cash retainer, payable in 12 installments, of $15,000 per committee membership. Furthermore, each non-employee director will receive a cash fee of $2,000 per day for each Board of Directors meeting attended, whether in-person or telephonically, and a cash fee of $2,000 for each additional Company meeting attended in excess of four hours in length. At the time of the new non-employee director compensation program, the then current Compensation Committee expected that existing non-employee directors would transition to the new non-employee director compensation program over a period of time.

Pursuant to the non-employee director compensation program adopted in October 2017, upon a non-employee director’s first appointment or election to our Board of Directors, such non-employee director will receive a non-qualified stock option grant to purchase 75,000 shares of our common stock, at an exercise price equal to the fair market value of our common stock on the date of grant, and vesting in equal monthly installments over a three-year period.

Director Compensation Table

The following table sets forth information regarding the compensation earned during the fiscal year ended April 30, 2018 by each individual who served as a non-employee director at any time during the fiscal year:

Name	Fees Earned or Paid in Cash ($)	Option Awards ($)(1)	Total ($)
Joseph Carleone, Ph.D.	44,361	294,548	338,909
Mark R. Bamforth	46,926	245,153	292,079
Richard B. Hancock	37,944	294,548	332,492
Joel McComb	44,361	294,548	338,909
Gregory P. Sargen	44,361	294,548	338,909
Patrick D. Walsh	46,483	257,783	304,266

Former Directors(2)
Carlton M. Johnson, Jr.	220,500(3)	—	220,500
David H. Pohl	185,500(4)	—	383,800
Eric S. Swartz	203,000(5)	—	203,000

(1)	The amount shown represents the grant date fair value of the option award granted in the fiscal year ended April 30, 2018 as computed in accordance with the authoritative guidance for share-based compensation (our former non-employee directors did not receive an option award in the fiscal year ended April 30, 2018). The assumptions used in determining the grant date fair values of the option awards are set forth in Note 5 “Equity Compensation Plans” in our Annual Report on Form 10-K for the fiscal year ended April 30, 2018, as filed with the SEC on July 16, 2018. In addition, these amounts do not correspond to the actual value that may be recognized by the non-employee director. As of April 30, 2018, each of our current non-employee directors held unexercised option awards covering 75,000 shares of common stock.
(2)	Messrs. Johnson, Pohl, and Swartz resigned from the Board of Directors on November 27, 2017. As of April 30, 2018, our former non-employee directors held the following number of unexercised stock options: Mr. Johnson—227,000 shares; Mr. Pohl—244,449 shares; and Mr. Swartz—237,449 shares.
(3)	Represents payments under the prior director compensation policy, consisting of an annual base retainer of $240,000 (including a subsidiary annual base retainer) and the annual Audit Committee chair fee of $90,000, each pro-rated to the date of Mr. Johnson’s resignation from the Board, and meeting fees.
(4)	Represents payments under the prior director compensation policy, consisting of an annual base retainer of $240,000 (including a subsidiary annual base retainer) and the annual Nominating Committee chair fee of $30,000, each pro-rated to the date of Mr. Pohl’s resignation from the Board, and meeting fees.
(5)	Represents payments under the prior director compensation policy, consisting of an annual base retainer of $240,000 (including a subsidiary annual base retainer) and the annual Compensation Committee chair fee of $60,000, each pro-rated to the date of Mr. Swartz’s resignation from the Board, and meeting fees.

17

Proposal No. 2:
Ratification of Appointment of Independent Registered Public Accounting Firm

The Audit Committee, in consultation with management, has approved the appointment of Ernst & Young LLP as our independent registered public accounting firm for fiscal year ending April 30, 2019. Ernst & Young LLP has served in this capacity for each of the eighteen years ended April 30, 2018. During the eighteen fiscal years ended April 30, 2018, there were no disagreements between the Company and Ernst & Young LLP on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure.

Representatives of Ernst & Young LLP are expected to be present at the 2018 Annual Meeting with the opportunity to make a statement if they desire to do so and are expected to be available to respond to appropriate questions.

Stockholder ratification of the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm is not required by the Bylaws or otherwise. However, the Board of Directors is submitting the appointment of Ernst & Young LLP to the stockholders for ratification as a matter of good corporate governance. If the stockholders fail to ratify the selection, the Audit Committee will reconsider whether or not to retain Ernst & Young LLP. Even if the selection is ratified, the Audit Committee in its discretion may direct the appointment of a different independent registered public accounting firm at any time during the year if the Audit Committee determines that such a change would be in the best interests of the Company and its stockholders.

Vote Required

The affirmative vote of holders of a majority of the shares of our common stock represented in person or by proxy at the 2018 Annual Meeting and entitled to vote on the matter is required to ratify the appointment of Ernst & Young LLP to serve as our independent registered public accounting firm for the fiscal year ending April 30, 2019.

Recommendation of the Board of Directors

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT Stockholders VOTE FOR PROPOSAL No. 2 TO RATIFY THE APPOINTMENT OF Ernst & Young LLP AS THE COMPANY’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR the FISCAL YEAR ENDING APRIL 30, 2019.

Independent Registered Public Accounting Firm Fees

The following summarizes aggregate fees billed to the Company for the fiscal years ended April 30, 2018 and 2017 by Ernst & Young LLP, our independent registered public accounting firm:

	2018	2017
Audit fees (1)	$579,000	$590,000
Audit-related fees (2)	–	–
Tax fees (3)	12,000	–
All other fees (4)	2,000	2,000

Total fees	$593,000	$592,000

(1)	Audit fees pertain to the audit of our annual consolidated financial statements for the fiscal years ended April 30, 2018 and 2017, including attestation services relating to the report on our internal controls in accordance with Section 404 of the Sarbanes-Oxley Act of 2002, and timely reviews of our quarterly consolidated financial statements, consents, comfort letters, and review of documents filed with the SEC, including registration statements on Form S-3 and Form S-8.
(2)	This category consists of fees for assurance and related services reasonably related to the performance of the audit or review of financial statements and that are not reported under the Audit Fees category. We did not incur any fees in this category for the fiscal years ended April 30, 2018 and 2017.
(3)	This category consists of fees for professional services rendered for tax compliance and tax advice. We did not incur any fees in this category for the fiscal year ended April 30, 2017.
(4)	All other fees are attributable to the Company’s subscription to an Ernst & Young LLP online service used for accounting research purposes for the fiscal years ended April 30, 2018 and 2017.

Pre-Approval Policy for Services Provided by our Independent Registered Public Accounting Firm

The Audit Committee has established a policy to pre-approve all audit and permissible non-audit services provided by our independent registered public accounting firm consistent with applicable SEC rules. From and after the effective date of the SEC rule requiring Audit Committee pre-approval of all audit and permissible non-audit services provided by an independent registered public accounting firm, the Audit Committee has pre-approved all audit and permissible non-audit services provided by Ernst & Young LLP.

18

Ernst & Young LLP did not perform any professional services with respect to information systems design and implementation for the fiscal years ended April 30, 2018 and 2017. The Audit Committee has considered whether the services provided by Ernst & Young LLP are compatible with maintaining that firm’s independence and has determined that the provision of such services is compatible with maintaining the independent registered public accounting firm’s independence.

Report of the Audit Committee of the Board of Directors

The Audit Committee reviews the Company’s financial matters and oversees the financial reporting process on behalf of our Board of Directors. The Audit Committee operates pursuant to a written Audit Committee Charter. In accordance with the Audit Committee Charter, we must meet the independence requirements and other criteria set by the NASDAQ Listing Rules and SEC rules as currently in effect. As part of our oversight of our Company’s financial statements, our Chairman of the Audit Committee reviews and discusses with both management and Ernst & Young LLP all annual and quarterly financial statements prior to their issuance. Our responsibilities include selecting, in consultation with management, an accounting firm to be hired as the Company’s independent registered public accounting firm. We are also responsible for recommending to the Board of Directors that the Company’s financial statements be included in its Annual Report on Form 10-K for the fiscal year ended April 30, 2018 (the “Annual Report”). We have taken the following steps in making our recommendation that the Company’s financial statements be included in the Annual Report:

1.	Reviewed and discussed with both management and Ernst & Young LLP, the Company’s independent registered public accounting firm, for the fiscal year ended April 30, 2018, all annual and quarterly financial statements prior to their issuance.

2.	Discussed with Ernst & Young LLP those matters required to be discussed by Statement on Auditing Standards No. 16, Communications with Audit Committees, as amended, and as adopted by the Public Company Accounting Oversight Board (“PCAOB”) in Rule 3200T, including information regarding the scope and results of the audit. These communications and discussions are intended to assist the Audit Committee in overseeing the financial reporting and disclosure process.

3.	Discussed with Ernst & Young LLP its independence and received from Ernst & Young LLP the written disclosures required by the PCAOB Ethics and Independence Rule 3526, Communications with Audit Committees Concerning Independence. This discussion and disclosure helped the Audit Committee in evaluating such independence.

4.	Reviewed and discussed with the Company’s management and Ernst & Young LLP, the Company’s audited consolidated balance sheet at April 30, 2018, and consolidated statements of operations and comprehensive loss, cash flows and stockholders’ equity for the fiscal year ended April 30, 2018.

Based on the reviews and discussions explained above, the Audit Committee recommended to the Board of Directors that the Company’s financial statements be included in the Annual Report.

This report of the Audit Committee shall not be deemed incorporated by reference by any general statement incorporating by reference this Proxy Statement into any filing under the Securities Act or the Exchange Act, except to the extent we specifically incorporate this information by reference, and shall not otherwise be deemed filed under either the Securities Act or the Exchange Act.

The Audit Committee of the Board of Directors

Gregory P. Sargen (Chairman of the Audit Committee)

Joseph Carleone, Ph.D.

Joel McComb

19

Proposal No. 3:
Advisory Non-Binding Vote On The Compensation Of The Named Executive Officers

Stockholders have an opportunity to cast an advisory, non-binding vote on the compensation paid to our Named Executive Officers, as disclosed in this Proxy Statement.  This proposal, commonly known as a “Say-on-Pay” proposal, is currently conducted at each annual stockholders meeting and gives stockholders the opportunity to either approve, reject or abstain from voting with respect to such compensation.

As discussed in the “Compensation Discussion and Analysis” section of this Proxy Statement, the primary objectives of our executive compensation program for fiscal year 2018 were to (i) attract and retain qualified executives with the requisite skills and abilities to enable us to achieve our corporate goals and (ii) align the interests of executives with those of stockholders by rewarding executives for the Company’s achievement of its goals and increased stockholder value.  While we believe that the Compensation Committee is in the best position to determine whether the Company’s executive compensation program is appropriately tailored to meet these objectives, we appreciate and value our stockholders’ views. Your advisory, non-binding vote will serve as an additional tool for the Compensation Committee in assessing the Company’s executive compensation program.

The Board recommends a vote in favor of the following resolution:

“RESOLVED, that the compensation paid to the Company’s Named Executive Officers, as disclosed pursuant to Item 402 of Regulation S-K in the Company’s 2018 Proxy Statement, including the Compensation Discussion and Analysis, compensation tables and narrative discussion, is hereby APPROVED.”

Because the vote on this proposal is advisory in nature, it will not affect any compensation already paid or awarded to any Named Executive Officer and will not be binding on or overrule any decisions of the Company, the Board or the Compensation Committee; it will not create or imply any change to the fiduciary duties of, or create or imply any additional fiduciary duties for, the Company, the Board or the Compensation Committee; and it will not restrict or limit the ability of stockholders to make proposals for inclusion in proxy materials related to executive compensation.  Consistent with our commitment to high standards of corporate governance, the current Compensation Committee intends to take into account the outcome of the vote when considering future compensation arrangements for our Named Executive Officers.

Vote Required

In addition, because this proposal is advisory and non-binding, there is no required vote that would constitute approval at the 2018 Annual Meeting.  Abstentions and broker non-votes will have no effect on this vote.

Recommendation of the Board of Directors

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT STOCKHOLDERS VOTE FOR PROPOSAL NO. 3 TO APPROVE, ON AN ADVISORY BASIS, THE COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS AS DISCLOSED IN THIS PROXY STATEMENT.

20

Security Ownership Of Certain Beneficial Owners, Directors And Management

Share Ownership

The following table sets forth certain information regarding the beneficial ownership of our common stock as of August 3, 2018, by: (i) each stockholder known to us to beneficially own more than 5% of our common stock; (ii) each stockholder known to us to beneficially own more than 5% of our Series E Preferred Stock; (iii) each current director and director nominee; (iv) our Named Executive Officers as of April 30, 2018 (including any individual who served as a principal executive officer or principal financial officer at any time during the fiscal year ended April 30, 2018); and (v) all current directors and executive officers of the Company as a group.

Beneficial ownership is determined in accordance with the rules of the SEC and includes voting or investment power with respect to shares of common stock. Under these rules, (i) shares of common stock subject to any option, warrant or right that are exercisable or convertible within 60 days of August 3, 2018, and shares of common stock that could be acquired through the conversion of our outstanding Series E Preferred Stock, and (ii) shares of our Series E Preferred Stock are each deemed beneficially owned and outstanding for computing the percentage ownership of the individual or entity holding such securities, but are not considered outstanding for computing the percentage ownership of any other person. Unless otherwise indicated, each person named below holds sole investment and voting power, other than the powers that may be shared with the person’s spouse under applicable law.

	Beneficial Ownership of Common Stock			Beneficial Ownership of Series E Preferred Stock
Name and Address of Beneficial Owner	Number of Shares		Percent (a)	Number of Shares	Percent (a)
5% or Greater Stockholders:
Tappan Street Partners, LLC (b) 20 West Kinzie Street, 17th Floor Chicago, IL 60654	4,430,000		7.91%
Tappan Street Partners Fund L.P. 20 West Kinzie Street, 17th Floor Chicago, IL 60654
Tappan Street Partners Ideas Fund L.P. 20 West Kinzie Street, 17th Floor Chicago, IL 60654
Prasad Phatak 20 West Kinzie Street, 17th Floor Chicago, IL 60654
Eastern Capital Limited (c) 10 Market Street, #773 Grand Cayman, KY1-9006 Cayman Islands	4,300,993		7.61%	440,000	26.70%
BlackRock, Inc. (d) 55 East 52nd Street New York, NY 10055	3,261,288		5.82%
Named Executive Officers and Current Directors (e):
Roger J. Lias, Ph.D.	50,001	(f)	*
Mark R. Ziebell	140,359	(f)(g)	*	900	*
Mark R. Bamforth	122,916	(f)	*
Joseph Carleone, Ph.D.	65,278	(f)	*
Richard B. Hancock	20,833	(f)	*
Joel McComb	70,833	(f)	*
Gregory P. Sargen	20,833	(f)	*
Patrick D. Walsh	22,916	(f)	*
Steven W. King	–		*
Paul J. Lytle	–		*
All directors and executive officers as a group (10 persons)	513,969		*	900	*

______________

*	Represents less than 1% of the outstanding shares of our common stock.
(a)	Applicable percentage ownership of common stock computed on the basis of 55,990,274 shares of common stock outstanding at August 3, 2018, plus (i) shares of our common stock that could be acquired through the exercise of stock options that will become exercisable within 60 days of August 3, 2018 and (ii) shares of our common stock that could be acquired upon conversion of shares of our Series E Preferred Stock. As of August 3, 2018, 1,647,760 shares of our Series E Preferred Stock were outstanding.

21

(b)	The information set forth herein is based solely on a Schedule 13G/A filed jointly with the SEC on February 14, 2018 by Tappan Street Partners LLC, Tappan Street Partners Fund L.P., Tappan Street Partners Ideas Fund L.P. and Prasad Phatak. According to the Schedule 13G/A, (i) Tappan Street Partners Fund (the “Fund”) beneficially owns 1,540,000 shares of common stock and has shared voting and dispositive power over these shares; (ii) Tappan Street Partners Ideas Fund L.P. (the “Ideas Fund”) beneficially owns 2,980,000 shares of common stock and has shared voting and dispositive power over these shares; (iii) Tappan Street Partners LLC, as the investment manager of the Fund and the Ideas Fund (collectively referred to as the “Funds”), may be deemed to beneficially own the 4,430,000 shares of common stock beneficially owned in the aggregate by the Funds and has shared voting and dispositive power over these shares; (iv) Mr. Phatak, as the managing member of Tappan Street Partners LLC, possesses the power to vote and dispose or direct the disposition of the 4,430,000 shares beneficially owned by Tappan Street Partners LLC as investment manager to the Funds, however, Mr. Phatak disclaims beneficial ownership of any of the shares held by the Funds; and (v) Mr. Phatak beneficially owns 86,107 shares of common stock and has sole voting and dispositive power over these shares.
(c)	The information set forth herein is based solely on a Schedule 13G/A filed jointly with the SEC on November 2, 2015 by Eastern Capital Limited, Portfolio Services Ltd. and Kenneth B. Dart. According to the Schedule 13G/A, each reporting person has shared voting and dispositive power over all of these shares (including 523,810 shares of common stock that may be acquired upon the conversion of 440,000 shares of Series E Preferred Stock).

(d)	The information set forth herein is based solely on information made available by NASDAQ, which reported the ownership of our common stock as of June 30, 2018 by the following subsidiaries of BlackRock, Inc.: BlackRock Institutional Trust Company, N.A.—3,010,195 shares, BlackRock Investment Management, LLC—167,206 shares, BlackRock Financial Management, Inc.—82,097 shares, and BlackRock Asset Management Canada Limited—1,790 shares.

(e)	The address of all of our executive officers and directors is c/o Avid Bioservices, Inc., 2642 Michelle Drive, Suite 200, Tustin, California, 92780.
(f)	Includes shares that such individuals have the right to acquire as of August 3, 2018, or within 60 days thereafter, pursuant to outstanding stock options as follows: Dr. Lias—50,001 shares; Mr. Ziebell—139,287 shares; Mr. Bamforth—22,916 shares; Dr. Carleone—20,833 shares; Mr. Hancock—20,833 shares; Mr. McComb—20,833 shares; Mr. Sargen—20,833 shares; and Mr. Walsh—22,916 shares. Such shares are deemed to be outstanding in calculating the percentage ownership of such individual (and the group), but are not deemed to be outstanding as to any other person.
(g)	Includes 1,072 shares of common stock that could be acquired upon conversion of the 900 shares of our Series E Preferred Stock held by Mr. Ziebell.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Exchange Act requires our executive officers and directors, and persons who own more than 10% of a registered class of our equity securities (“Reporting Persons”), to file reports of ownership and changes in ownership with the SEC and with NASDAQ. Reporting Persons are required by SEC regulations to furnish us with copies of all forms they file pursuant to Section 16(a).

Based solely on our review of the copies of such reports we received, and written representations from certain Reporting Persons that no other reports were required for those persons, to the best of our knowledge, we believe that during the year ended April 30, 2018, each of the Reporting Persons met all applicable Section 16(a) filing requirements and filed all required filings on a timely basis, except for one late filing on Form 4 by Mr. Bamforth relating to a single transaction. Mr. Bamforth’s late filing was due to a delay in the Company obtaining his SEC filing codes upon his first becoming a member of the Board of Directors and subject to Section 16(a).

22

COMPENSATION DISCUSSION AND ANALYSIS

Introduction

Our executive compensation program is established, implemented and administered by the Compensation Committee of the Board of Directors comprised entirely of independent directors. The Compensation Committee is responsible for establishing, implementing and overseeing our overall compensation strategy and policies, including our executive compensation program, in a manner that supports our business objectives. The Compensation Committee’s complete roles and responsibilities are set forth in a written charter of the Compensation Committee adopted by our Board of Directors, which can be found at our website, http://ir.avidbio.com/corporate-governance.cfm.

Background

We have historically been a company primarily focused on the research and development of biopharmaceutical product candidates which also operated a contract manufacturing subsidiary as an excess capacity manufacturer. As previously reported, during the fourth quarter of our fiscal year ended April 30, 2018 we sold our lead research and development assets and completed the transition of our business to a dedicated contract manufacturing and development organization, or “CDMO”. In addition, as discussed above, pursuant to the Settlement Agreement, on November 27, 2018 Mr. King and Messrs. Swartz, Johnson and Pohl (who constituted the Compensation Committee at the beginning of fiscal year 2018 (the “Legacy Compensation Committee”) resigned from our Board of Directors. The vacancies created thereby were filled with the Ronin Appointees and Dr. Carleone, with Dr. Carleone and Messrs. Sargen and Hancock being appointed the new members of the Compensation Committee (the “Current Compensation Committee”).

Notwithstanding this transition of our business and the reconstitution of the Compensation Committee, our executive compensation program for the fiscal year ended April 30, 2018, as implemented at the beginning of the fiscal year ended April 30, 2018 by the Legacy Compensation Committee, reflected the continuation of the historical executive compensation program based on being a research and development focused company.

Overview – Fiscal Year 2018 Program

This Compensation Discussion and Analysis describes the material elements of the compensation, as established by the Legacy Compensation Committee, of each person who served as our principal executive officer, our principal financial officer and our two other executive officers, which we collectively refer to as our “Named Executive Officers,” during the fiscal year ended April 30, 2018. Our named executive officers for the fiscal year ended April 30, 2018 were:

Name	Title
Roger J. Lias, Ph.D.(1)	President and Chief Executive Officer
Steven W. King(2)	Former President and Chief Executive Officer
Paul J. Lytle(3)	Chief Financial Officer
Mark R. Ziebell	Vice President, General Counsel and Corporate Secretary
Joseph S. Shan(4)	Former Vice President, Clinical & Regulatory Affairs

______________

(1)	Dr. Lias was appointed the President of our then contract manufacturing subsidiary on September 25, 2017, prior to our transition to a dedicated contract development and manufacturing organization. Dr. Lias was appointed President and Chief Executive Officer of the Company, effective December 22, 2017.
(2)	Mr. King resigned as President and Chief Executive Officer of the Company, effective December 22, 2017.
(3)	Mr. Lytle resigned as Chief Financial Officer effective May 17, 2018, following the end of fiscal year 2018.
(4)	Mr. Shan resigned as Vice President, Clinical & Regulatory Affairs of the Company effective December 29, 2017.

Executive compensation programs affect all employees by setting general levels of compensation and helping to create an environment of goals, rewards and expectations. Because we believe the performance of every employee is important to our success, we are mindful of the effect executive compensation and incentive programs have on all of our employees.

The employment market for personnel and executives with experience in the biotechnology and pharmaceutical industry in Southern California is very competitive because there are several pharmaceutical, biotechnology and medical device companies in that region. The majority of our competitors in this geographic area have more resources than we do, which makes it more difficult for us to hire and retain key personnel. As a result, the Compensation Committee must establish compensation packages that will enable the Company to be competitive with the local market.

23

Given the competitive environment in which we operate, our executive compensation programs are designed to deliver compensation that is competitive with our peer group and that allows us to attract and retain superior talent who can perform effectively and succeed in a demanding business environment. Our compensation programs are also designed to reward performance against pre-established corporate and individual goals and align the interests of our executives with our stockholders. We believe that the compensation of our executive officers should focus executive behavior on the achievement of near-term corporate targets as well as long-term business objectives and strategies. We believe that pay-for-performance compensation programs, which reward our executives when they achieve individual and/or corporate goals, create stockholder value and thus have emphasized company and individual performance in setting compensation. We use a combination of base salary, annual cash incentive compensation programs, a long-term equity incentive compensation program and a broad-based benefits program to create a competitive compensation package for our executive management team.

Our President and Chief Executive Officer, who attends most meetings of the Compensation Committee, assists the Compensation Committee in determining the compensation of all other executive officers by, among other things:

•	recommending to the Compensation Committee appropriate base salaries of the other executive officers;
•	establishing corporate objectives and evaluating individual contributions and performance against those objectives; and
•	making recommendations, from time to time, for annual or special stock grants or stock option grants (e.g., for motivational or retention purposes).

The other executive officers do not have a role in determining their own compensation, other than discussing their annual individual performance objectives with the President and Chief Executive Officer.

Independent Compensation Consultants

The Compensation Committee has the authority to directly retain the services of independent consultants and other experts to assist in fulfilling its responsibilities. The Legacy Compensation Committee engaged Barney & Barney LLC, or Barney & Barney, in May 2017, to review our executive compensation programs and to assess our executive officers’ base salaries, short-term incentive opportunities, target and actual total cash, long-term incentive value and total direct compensation from a competitive standpoint. As described herein, Barney & Barney assisted the Legacy Compensation Committee in defining the appropriate market of our peer companies for executive compensation and practices and in benchmarking our fiscal year 2018 executive compensation program against the peer group. The Legacy Compensation Committee had adopted a compensation philosophy of targeting our executive compensation to the 50th percentile of executive compensation of our peer group, which philosophy the Legacy Compensation Committee maintained for fiscal year 2018. Executive compensation may be above or below the 50th percentile based on an executive’s experience, scope of position, individual performance and Company constraints.

The Legacy Compensation Committee used the information it obtained from Barney & Barney primarily for evaluating our executive compensation practices, including measuring the competitiveness of our practices. The Legacy Compensation Committee also used the information obtained from Barney & Barney to review our cash bonus policy, equity awards, and base salary benchmarks across all levels of the Company. The Legacy Compensation Committee assessed the independence of Barney & Barney pursuant to SEC rules and the NASDAQ corporate governance rules and concluded that no conflict of interest exists that would prevent Barney & Barney from independently advising the Legacy Compensation Committee. In compliance with the SEC and the NASDAQ corporate governance rules, Barney & Barney provided the Legacy Committee with a letter addressing each of the six independence factors described in those rules. Their responses affirmed the independence of Barney & Barney and its employees who serviced the Legacy Compensation Committee on executive compensation matters.

Components of Our Fiscal Year 2018 Executive Compensation Program

The primary elements of our executive compensation program were:

•	base salary;
•	annual cash bonus plan;
•	equity awards;
•	employment agreements and severance and change-in-control benefits; and
•	perquisites and other benefits.

24

The Legacy Compensation Committee structured our executive compensation program to ensure that executive officers are compensated in a manner consistent with stockholder interests, competitive pay practices and applicable regulatory requirements.

The Legacy Compensation Committee did not have any formal or informal policy or target for allocating compensation between long-term and short-term compensation or between cash and non-cash compensation. Instead, the Legacy Compensation Committee, after reviewing information provided by Barney & Barney, determined subjectively what it believes to be the appropriate level and mix of the various compensation components that it believed appropriate to achieve the compensation and corporate objectives described in this discussion.

Base Salary

Base salary is used to recognize the experience, skills, knowledge and responsibilities required of all our employees, including our executives, and to provide a fixed amount of compensation for performing daily responsibilities, and also provide stability and security. When reviewing base salaries for the fiscal year ended April 30, 2018, the Legacy Compensation Committee considered various data regarding the base salaries of executive officers in comparable positions at other biotechnology companies. Additional factors included, but were not limited to, company size, market capitalization, stage of development of a company’s products and geographic location. The Legacy Compensation Committee also considered the individual experience level and actual performance of each executive officer in light of our needs and objectives. The Legacy Compensation Committee also reviewed an analysis from Barney & Barney, our independent compensation consulting firm, to ensure that base salaries are competitive and within the competitive range of other biotechnology companies in our peer group.

Base salaries are reviewed at least annually by the Compensation Committee, and may be adjusted to realign salaries with market levels after taking into account individual responsibilities, performance and experience, subject to minimum salary requirements set forth in applicable employment agreements. Base salaries may be increased for merit reasons, based on the executive’s success in meeting or exceeding individual performance objectives as well as our combined success in meeting corporate goals, including contract manufacturing revenue goals and research and development goals. An executive’s base salary is also evaluated by reviewing the executive’s other compensation components to ensure that the executive’s total compensation is in line with our overall compensation philosophy as discussed above.

The following annual base salary amounts of our Named Executive Officers for the fiscal year ended April 30, 2018 were determined based on the “Factors for Determining Compensation”, as noted below:

Named Executive Officer	Annual Base Salary ($)
Roger J. Lias(1)	440,000
Steven W. King	540,800
Paul J. Lytle	405,600
Joseph S. Shan	309,000
Mark R. Ziebell	361,920

______________

(1)	Represents Dr. Lias’ base salary upon appointment as President of our then contract manufacturing subsidiary on September 25, 2017. Dr. Lias’ salary was not adjusted when he was appointed President and Chief Executive Officer of the Company, effective December 22, 2017.

The above annual base salaries of Messrs. King, Lytle, Shan and Ziebell for fiscal year ended April 30, 2018 were unchanged from their respective annual base salaries for the fiscal year ended April 30, 2017.

Annual Cash Bonus Plan

In July 2011, the Legacy Compensation Committee adopted and approved a formal Annual Cash Bonus Plan (the “Bonus Plan”) for Named Executive Officers for performance for the fiscal year ended April 30, 2012 and for each subsequent fiscal year, unless amended, which the Compensation Committee uses to determine the annual bonuses awarded to Named Executive Officers. The Compensation Committee may also make discretionary bonuses outside of the framework of the Bonus Plan, but in general, each participant’s annual cash bonus under the Bonus Plan is determined by multiplying the participant’s annual base salary for the applicable fiscal year by (a) a corporate goal achievement percentage ranging from 0% to 100%, (b) a target bonus percentage for such participant, generally targeted for the 50th percentile of our peer groups, and (c) a corporate factor ranging from 0 to 1.5, based on the Company’s achievement of corporate goals, the participant’s achievement of individual goals, the participant’s role and responsibilities within the Company, and other factors as determined by the Compensation Committee.

25

The Company’s corporate goals are set at or around the beginning of each fiscal year by the Compensation Committee, based on recommendations from the Company’s management. At the end of each fiscal year, the Compensation Committee determines the extent to which the corporate goals were achieved (expressed as a percentage) and each participant’s corporate factor based on a quantitative and qualitative review of such participant’s performance, in addition to other factors determined by the Compensation Committee. Each participant’s individual goals, which are aligned to support the corporate goals, are also set at or around the beginning of each fiscal year and are also evaluated based on a quantitative and qualitative review of performance. The chair of the Compensation Committee will recommend the President and Chief Executive Officer’s individual goals and individual factor to the Compensation Committee and the President and Chief Executive Officer will recommend other executive officers’ individual goals and individual factors to the Compensation Committee. All individual goals and individual factors are set by the Compensation Committee. Corporate goals and individual goals may be modified by the Compensation Committee during the applicable fiscal year based on operational and financial developments.

Following the end of each fiscal year, the Compensation Committee reviews performance relative to each corporate goal and determines the achievement level of each corporate goal, and then calculates an overall aggregate achievement percentage (not to exceed 100%), which takes into consideration the individual weighting attributed to each corporate goal. The Compensation Committee does not use a strict formula in assessing the Company’s level of achievement with respect to each goal, but rather considers factors such as:

•	the level of success achieved for each corporate goal;
•	the difficulty of the goal;
•	whether significant unforeseen events or obstacles reasonably beyond our control impacted the Company’s ability to achieve the goal, or altered the expected difficulty of the goal;
•	changes in circumstances which may have made the goal more or less important to our near- and long-term success; and
•	other corporate accomplishments during the fiscal year that, while not established as a formal goal, are nonetheless deemed important to our near- and long-term success and enhance stockholder value.

At the beginning of fiscal year 2018, the Legacy Compensation Committee approved a number of corporate goals for fiscal year 2018, including specific goals related to both the Company’s former research and development business and its CDMO business.

Following the reconstitution of our Board of Directors pursuant to, and in connection with the events surrounding, the Settlement Agreement, the Current Compensation Committee, with the unanimous support of the full Board of Directors, determined that executive officers would not be paid bonuses for fiscal year 2018 primarily due to the Company’s cash position and historical performance.

Equity Awards

Stock Option Awards and Grant Practices. Based on market practice and our objective to align executives’ interest with those of our stockholders, we currently use stock option awards as the primary form of long-term incentive compensation for executives and other employees. In the fiscal year ended April 30, 2012, the Legacy Compensation Committee implemented a policy of a routine annual broad-based grant of stock option awards to our executive officers and other employees, with the grant typically occurring during the initial weeks of our fiscal year. The grant date of such annual award and of other grants (e.g., for new hires) is either on the date the Compensation Committee approves the grants or on a pre-selected later date, such as a future hire date. In determining the size and types of equity grants to executive officers, the Compensation Committee considers, among other things, comparative industry data provided by the Compensation Committee’s independent compensation consultant, our outstanding shares at the time of grant, the number and type of equity awards granted to such individuals in prior years, the equity available under our long-term incentive plan and desirable run rate and aggregate estimated equity usage in the future, each executive officer’s ownership in our Company, our corporate performance, and each executive officer’s individual performance, role and responsibilities.

The Compensation Committee exercises discretion in selecting the information it considers, as well as any weighting of particular information, in determining the equity awards. The determination of equity awards is made by the Compensation Committee after evaluating the information and areas of consideration described above in their totality. For the fiscal year ended April 30, 2018, there was no annual broad-based stock option grant to executive officers.

26

Stock Awards and Award Practices. In addition to stock options, we have in the past used stock awards as a form of long-term incentive compensation for executives and other employees. Stock awards are shares of common stock that vest in accordance with the terms established by the Compensation Committee. Such awards are generally subject to vesting upon the Company’s timely attainment of certain predetermined clinical, financial or operational milestones with specific targeted attainment dates or vest over a specific predetermined period of performance. However, the Compensation Committee, at its discretion, may issue discretionary stock awards that are not subject to any future vesting requirements. There were no discretionary stock award grants to our Named Executive Officers during the fiscal year ended April 30, 2018.

Employment Agreements, Severance and Change-in-Control Benefits

We are party to an employment agreement with Dr. Lias, and Mr. Ziebell and Mr. Lytle (as of the fiscal year ended April 30, 2018). We also had employment agreements with Messrs. King and Shan (both of whom resigned during the fiscal year ended April 30, 2018). All of the employment agreements provide (or had provided, in the case of Messrs. King and Shan) for severance payments and accelerated vesting benefits triggered by various termination events. For a description of these agreements and our potential payment obligations as of the fiscal year ended April 30, 2018, please see “Overview of Employment Agreements and Potential Payments Upon Termination or Change-in-Control” and the related tabular disclosure below.

When entering into employment agreements which provide for post-termination compensation for our Named Executive Officers, the Compensation Committee considers, among multiple factors, peer company practice, retention needs and consistency of post-termination compensation among our executives. Gains from prior equity awards are not a material consideration in setting the level of such compensation. In particular, we believe such employment agreements benefit us and our stockholders by attracting and retaining executives in a marketplace where such protections are commonly offered by our peer companies. We also believe that severance protection triggered by a change-in-control allows our executives to assess a potential change-in-control objectively, from the perspective of what is best for our stockholders, without regard to the potential impact of the transaction on their own job security. We use a “double trigger” with respect to benefits that are to be provided in connection with a change-in-control. A change-in-control does not itself trigger benefits; rather, benefits are paid only if the employment of the executive is terminated by us other than for cause or by the executive of “good reason,” as defined in the employment agreements We believe a “double trigger” benefit maximizes stockholder value because it prevents a windfall to executives in the event of a change of control in which the executive retains significant responsibility as defined in his or her individual agreement, while still providing our executives appropriate incentives to cooperate in negotiating any change of control that may put their jobs at risk. Further, we believe the severance protection offered under the employment agreements is balanced with the interests of the Company and its stockholders, as the executives are bound by non-disclosure, non-competition, and non-solicitation arrangements and must execute a general release in favor of the Company as a condition to receiving benefits under these agreements. None of the agreements include any tax gross-up payments for “golden parachute” excise taxes. All of the Named Executive Officers are “at will” employees.

These employment agreements are generally subject to automatic one-year extensions annually and, as part of the Compensation Committee’s review of all of our executive compensation practices, are reviewed to ensure that they continue to serve our interests in retaining these key executives, remain consistent with packages offered by our peers, and provide reasonable levels of severance protection and compensation.

Perquisites and Other Benefits

We maintain broad-based benefits that are provided to all employees, including health, dental, and vision insurance, life and disability insurance, a 401(k) plan, and an Employee Stock Purchase Plan.

Under the 401(k) plan, Named Executive Officers are allowed to contribute on the same basis as other employees of the Company as determined by IRS regulations. For fiscal year 2018, the Company voluntarily agreed to match 50% of all employee contributions, including Named Executive Officers, up to the first 6% of a participant’s annual salary for all 401(k) plan contributions, subject in each case to certain IRS limitations. Under the 401(k) plan, each participating employee, including Named Executive Officers, is fully vested in his or her contributions to the 401(k) plan and Company contributions to the 401(k) plan will fully vest after six years of service.

Under the Employee Stock Purchase Plan, Named Executive Officers are allowed to participate on the same basis as other employees of the Company, which allows employees on a voluntarily basis to purchase shares of our common stock directly from the Company through accumulated payroll deductions, which the Company believes closely aligns the interests of participants with the interests of stockholders.

In addition, Named Executive Officers are eligible to participate in the same employee benefit plans as all other employees. The cost of health and dental insurance was 100% covered by the Company for Named Executive Officers during the fiscal year ended April 30, 2018. In addition, all employees, including Named Executive Officers, receive one (1) times their annual salary in term-life insurance, long-term disability benefits, and vision insurance at no cost to the employee. We also provide all employees, including Named Executive Officers, the option to make pre-tax payroll deductions up to $2,650 per year under a flexible spending account plan that can be utilized for out-of-pocket medical, dental and other allowable expenses. The Company also provides paid-time-off benefits to cover vacation and sick time and annually determined Company holidays.

27

Factors for Determining Compensation

Performance. One of the primary objectives of our compensation program is to motivate our Named Executive Officers to achieve our short and long-term strategic goals. These goals for fiscal year 2018 were tied to, among other things, increasing contract manufacturing revenue, the advancement of our product pipeline, the attainment of clinical and regulatory milestones, the development, acquisition and out-licensing of key technologies, and the securing of capital funding. In addition to linking compensation to the attainment of pre-approved goals, individual performance is assessed on the basis of more subjective, non-formulaic, criteria, such as:

•	involvement in, and responsibility for, the development and implementation of our strategic plans and the attainment of our strategic and operating objectives;
•	participation in the achievement of contract manufacturing revenue growth and/or strategic or regulatory milestones;
•	contribution to the management team and application of managerial leadership skills; and
•	involvement in accessing capital to fund our research and development operations, facilities expansion and improvements and other business activities.

“Say-on-Pay” Consideration. We provide our stockholders with the opportunity to cast an advisory vote on executive compensation (a "say-on-pay advisory proposal") every year. At our 2017 Annual Meeting, approximately 80% of the shares voted at the meeting approved, on an advisory basis, the compensation of our Named Executive Officers. While this vote can be interpreted as strong support for our executive compensation practices, historically the annual vote has been less than 70% approval on the “say-on-pay” advisory proposal. As such, the Current Compensation Committee is currently undertaking a fresh look at our executive compensation program for the fiscal year ending April 30, 2019.

Market Benchmarks and Competitive Analysis. We believe that our select peer group for fiscal year 2018 provided useful information to help us establish competitive compensation practices and levels of compensation that allow us to attract, retain and motivate a talented executive team and, at the same time, aligns the interests of our executives with those of our stockholders. Accordingly, in May 2017, Barney & Barney, the independent compensation consultant engaged by the Legacy Compensation Committee with experience in evaluating public biopharmaceutical companies, helped the Legacy Compensation Committee collect and analyze data and to compare all components of our compensation program, including base salary, annual cash bonus and long-term equity awards, to the practices of peer companies. Barney & Barney developed a list of peer group of pharmaceutical and biopharmaceutical companies based on several characteristics, including, being publicly traded, relative company size (e.g., market capitalization and number of employees), stage of development, performance and geographic location as compared to peer companies, as well as the specific responsibilities of our executives. In addition, this peer group includes companies with which we believed we competed for talent as a biopharmaceutical research and development focused company. For the fiscal year ended April 30, 2018, our peer group consisted of the following 23 companies:

Amicus Therapeutics, Inc.	Dynavax Technologies Corp.	Rigel Pharmaceuticals, Inc.
Anika Therapeutics, Inc.	Endocyte, Inc.	Sarepta Therapeutics, Inc.
ArQule, Inc.	Geron Corporation	Spectrum Pharmaceuticals, Inc.
Array BioPharma Inc.	Immunomedics, Inc.	Sucampo Pharmaceuticals, Inc.
ChemoCentryx, Inc.	Infinity Pharmaceuticals, Inc.	Threshold Pharmaceuticals, Inc.
Chimerix, Inc.	MacroGenics, Inc.	XOMA Corporation
CTI BioPharma Corp.	Madrigal Pharmaceuticals, Inc.	Zogenix, Inc.
Cytokinetics, Inc.	NewLink Genetics Corporation

The executive employment market in the biotechnology and pharmaceutical industry in Southern California is very competitive because there are many pharmaceutical, biotechnology and medical device companies in that region, many of which are similar to us in size and stage of development. We believe our executive compensation must be competitive within such a peer group, yet fully aligned with our current stage of development and our responsibilities to stockholders. Our general philosophy and practice is to target each of our executive’s overall compensation to be at approximately the market median for our peer group. This benchmarking indicated that the total direct compensation for our Former President and Chief Executive Officer (Mr. King), Chief Financial Officer (Mr. Lytle) and Vice President, General Counsel for the fiscal year ended April 30, 2018 was below the 25th percentile of our peer group, and the compensation of our Former Vice President, Clinical & Regulatory Affairs (Mr. Shan) was below the 50th percentile. Due to the fact that his employment commenced in September 2017, Dr. Lias’ compensation was not included in the benchmarking performed by the Legacy Compensation Committee earlier in the fiscal year.

28

Compensation Risk

As part of its oversight of our compensation policies, the Compensation Committee consider the incentives created by our executive compensation program and the impact that our compensation policies could have on our overall risk profile. In addition, the Compensation Committee annually reviews our compensation policies and procedures to determine whether they create risks that are reasonably likely to have a material adverse effect on the Company. Based on its latest review, the Legacy Compensation Committee had concluded that our compensation policies and procedures did not create such risks. As the Current Compensation Committee establishes and implements the executive compensation program for fiscal year 2019, it is monitoring whether the policies and procedures being implemented will create risks that are reasonably likely to have a material adverse effect on the Company.

Compensation Clawback Policy

During fiscal year 2018, the Compensation Committee adopted a clawback policy consistent with the requirements of Section 954 of the Dodd-Frank Act, pursuant to which, to the extent permitted by governing law, the Company may seek to recoup certain incentive-based compensation in the event the Company is required to restate its publicly-reported financial statements due to material noncompliance with any financial reporting requirement under the securities laws as a result of misconduct. This policy will be reviewed from time to time to ensure that it is compliant with any SEC requirements.

Fiscal Year 2019

As discussed above, during the second half of fiscal year 2018, our Board of Directors was wholly reconstituted as compared to the prior fiscal year primarily as a result of our having transitioned our business to a dedicated CDMO and the Settlement Agreement. This reconstitution of our Board of Directors also resulted in a Compensation Committee comprised of entirely new members. Following the completion of our business transition during the fourth quarter of fiscal year 2018, the Current Compensation Committee adopted an executive compensation philosophy for our fiscal year ending April 30, 2019 (fiscal year 2019) designed to tie executive compensation to the successful execution of our overall business goals and adherence to our core values that best serves the interests of our stockholders. The Current Compensation Committee believes that attracting, motivating, retaining, and rewarding superior executive talent is a key to delivering attractive stockholder returns, and that an appropriately structured executive compensation program is critical to that end.

The Current Compensation Committee’s executive compensation program for fiscal year 2019 is guided by the following philosophies:

•	Competitive compensation. Provide a competitive compensation package that enables us to attract, motivate, retain, and reward superior executive talent.
•	Linking compensation to performance. Foster a pay-for-performance philosophy by tying a significant portion of pay to financial performance as well as other goals that support the creation of sustainable long-term stockholder value.
•	Alignment with stockholder interests. Align our executives’ interests with our stockholders through equity compensation.

The Current Compensation Committee has determined the elements of our executive compensation program, and their objectives, for fiscal year 2019 as follows:

Element	Objective(s)
Base Salary	•	Provides a fixed level of compensation that is competitive with the external market and reflects each executive’s contributions, experience, responsibilities and potential to contribute to our future success
Annual Bonus Plan (Management Incentive Program)	•	Aligns short-term compensation with the annual goals of the Company, balanced with individual accountability
	•	Motivates and rewards the achievement of annual goals that support long-term value creation
Long-term Incentives	•	Aligns executives’ interests with the long-term interests of our stockholders by linking awards to increases in our stock price
	•	Motivates and rewards the achievement of stock price growth and pre-established financial goals
	•	Promotes executive retention and stock ownership, and focuses executives on enhancing stockholder value
Benefits	•	Promotes health and wellness
	•	Provides financial protection in the event of disability or death
	•	Provides tax-beneficial ways for executives to save towards their retirement, and encourages savings through competitive matches to executives’ retirement savings

29

Additionally, the Current Compensation Committee has engaged Radford, a business unit of Aon plc, as its independent compensation consultant to assist the Current Compensation Committee in the selection of a new peer group of companies more reflective of the Company’s CDMO business for benchmarking its pay levels and benefits packages. The peer group approved by the Current Compensation Committee for purposes of benchmarking executive compensation for fiscal year 2019 consists of the following companies:

ANI Pharmaceuticals, Inc.	Orgenesis Inc.
ChromaDex Corporation	Pacific Biosciences of California, Inc.
Codexis, Inc.	ProPhase Labs, Inc.
Enzo Biochem, Inc.	Quanterix Corporation
Fluidigm Corporation	Recro Pharma, Inc.
Harvard Bioscience, Inc.	Teligent, Inc.
Ibio, Inc.	Vical Incorporated
Landec Corporation

During fiscal year 2019, the Current Compensation Committee intends to conduct an in-depth assessment of each Named Executive Officers performance against his individual goals, as well as the Company’s performance against its approved corporate goals, and then with reference to the peer group benchmarking data apply its judgments to make compensation decisions. In addition, the Current Compensation Committee intends to benchmark non-employee director compensation against this new peer group, including with respect to the establishment of an annual stock option and/or stock award program for incumbent non-employee directors. These matters will be more fully discussed in the proxy statement for our 2019 annual meeting of stockholders.

EXECUTIVE COMPENSATION

Executive Officers

The following table sets forth information regarding our current executive officers as of August 17, 2018:

Executive Officer	Age	Position
Roger J. Lias, Ph.D	57	President and Chief Executive Officer
Daniel R. Hart	44	Chief Financial Officer
Mark R. Ziebell	54	Vice President, General Counsel and Corporate Secretary

The following biographies describe the business experience of our executive officers.

Roger J. Lias’s biography is set forth above under “Nominee Biographies.”

Daniel R. Hart has served as Chief Financial Officer since August 1, 2018 and has over 20 years of finance and accounting experience. Mr. Hart is responsible for overseeing and managing all of our accounting and finance functions. Prior to joining us, Mr. Hart served as Chief Financial Officer of ENO Holdings, Inc., a family of companies focused on the residential real estate market with offerings spanning brokerage, franchisor, property management, title and escrow services. While with ENO Holdings, he helped optimize the group’s accounting and finance department with a focus on establishing repeatable processes in the areas of financial statements, operating plans, cash forecasts and organization budgets. Prior to that position, Mr. Hart served as Senior Vice President, Chief Financial Officer and Assistant Secretary at SM&A, a $100 million private equity owned management consulting firm that was previously a Nasdaq-listed company. During his time at SM&A, which included several financial leadership positions of increasing responsibility, he was responsible for overseeing financial stewardship and played a central role in various financial transactions and corporate acquisitions. Mr. Hart also previously served as Corporate Controller for Biolase Technology, Inc., a Nasdaq-listed medical device manufacturer, helping the company complete a $52 million secondary offering and multiple corporate acquisitions, and prior to that, worked at Deloitte & Touche LLP. He earned a Bachelor of Science degree in accounting from California Polytechnic State University, San Luis Obispo and is a certified public accountant in the State of California (inactive).

Mark R. Ziebell has served as Vice President, General Counsel since June 2012 and Corporate Secretary since July 2012, and has been practicing corporate and securities law for over 23 years. Prior to joining us, Mr. Ziebell was a partner with the Costa Mesa, California office of Snell & Wilmer LLP where he worked from March 2004 to June 2012. Mr. Ziebell has represented public and private companies in a wide range of corporate and securities matters, mergers and acquisitions, strategic alliance matters and corporate governance. His experience involves a variety of industries, including biopharmaceutical and life sciences. Mr. Ziebell was our outside corporate counsel from 1999 to June 2012. He earned his B.S. in accounting in 1986 from the University of San Francisco and his Juris Doctorate in 1994 from the University of San Francisco School of Law. Prior to earning his law degree, Mr. Ziebell was a certified public accountant with BDO Seidman in San Francisco, California.

30

Compensation Summary

The following table contains information with respect to the compensation for the fiscal years ended April 30, 2018, 2017 and 2016 by each individual who acted as our chief executive officer, our chief financial officer, and our other executive officers during the fiscal year ended April 30, 2018. We refer to the executive officers identified in this table as our “Named Executive Officers.”

SUMMARY COMPENSATION TABLE

Name and Principal Position	Fiscal Year	Salary ($)(1)		Bonus ($)	Stock Awards ($)(2)	Option Awards ($)(2)	Non-Equity Incentive Plan Compensation ($)(3)	All Other Compensation ($)(4)		Total ($)
Roger J. Lias, Ph.D., President and Chief Executive Officer	2018	245,385	(5)	–	–	403,110	–	55,852	(6)	704,347
Steven W. King,	2018	374,400	(7)	–	–	–	–	310,218	(8)	684,618
Former President and	2017	540,000		–	–	209,500	281,941	51,365		1,082,806
Chief Executive Officer	2016	520,000		–	–	316,860	362,000	51,043		1,249,903
Paul J. Lytle,	2018	405,600		–	–	–	–	57,525		463,125
Chief Financial	2017	405,000		–	–	104,750	140,970	51,948		702,668
Officer	2016	390,000		–	–	158,430	156,000	50,580		755,010
Joseph S. Shan,	2018	219,865	(9)	–	–	–	–	381,608	(10)	601,473
Former Vice President,	2017	308,654		–	–	62,850	87,212	51,913		510,629
Clinical & Regulatory Affairs	2016	300,000		–	–	105,620	122,917	50,463		579,000
Mark R. Ziebell,	2018	361,920		–	–	–	–	47,564		409,484
Vice President,	2017	361,385		–	–	62,850	112,704	44,074		581,013
General Counsel and Corporate Secretary	2016	348,000		–	–	105,620	91,350	42,334		587,304

(1)	Salary information is reported as of the last payroll paid prior to or immediately after April 30th of each fiscal year.
(2)	Represents the aggregate grant date fair value of the awards made in each fiscal year as computed in accordance with the authoritative guidance for share-based compensation. These amounts do not correspond to the actual value that may be recognized by each Named Executive Officer. Additional information regarding outstanding awards, including corresponding exercise prices and expiration dates, can be found in the “Outstanding Equity Awards at Fiscal Year-End” table of this Proxy Statement. The assumptions used in determining the grant date fair values of the stock and option awards are set forth in Note 5 “Equity Compensation Plans” in our Annual Report on Form 10-K for the period ended April 30, 2018, filed with the SEC on July 16, 2018.
(3)	Represents performance bonuses earned under the Company’s Annual Cash Bonus Plan. For fiscal years 2016 and 2017, amounts include performance bonuses for the prior fiscal year that were carried over and made subject to additional performance requirements achieved in fiscal years 2016 and 2017, respectively. Additional information regarding the Company’s Annual Cash Bonus Plan for its Named Executive Officers can be found in the “Compensation Discussion and Analysis” section of this Proxy Statement under “Annual Cash Bonus Plan”.
(4)	Except as described in footnotes 6, 8 and 10 below, amounts shown in this column reflect the cost of benefits paid on behalf of the Named Executive Officer for health, dental, and vision benefits in addition to premiums paid for disability and term life insurance (collectively referred to as “Health Benefits”) as well as company contributions to the Avid Bioservices, Inc. 401(k) Plan. Health Benefits paid and/or accrued during the fiscal year ended April 30, 2018 for each Named Executive Officer were as follows: Dr. Lias—$21,885; Mr. King—$24,504; Mr. Lytle—$36,659; Mr. Shan—$24,819; and Mr. Ziebell—$36,609. Company contributions to the Avid Bioservices, Inc. 401(k) Plan during the fiscal year ended April 30, 2018 for each Named Executive Officer were as follows: Dr. Lias—$4,061; Mr. King—$4,404; Mr. Lytle—$20,866; Mr. Shan—$13,348; and Mr. Ziebell—$10,955.
(5)	Represents annual salary compensation beginning September 25, 2017, his date of hire.
(6)	Includes aggregate payments of $29,906, consisting of a monthly housing stipend pending his permanent relocation to Orange County, California and reimbursement of certain relocation expenses pursuant to Dr. Lias’ employment offer letter.
(7)	Represents annual salary compensation through December 22, 2017, his resignation effective date.
(8)	Includes severance costs of $281,310, in accordance with the terms of the King Severance Agreement, as further described below.
(9)	Represents annual salary compensation through December 29, 2017, the effective date of Mr. Shan’s resignation.
(10)	Includes severance costs of $343,441, in accordance with the terms of the Shan Severance Agreement, as further described below.

31

Grants of Plan-Based Awards For the Fiscal Year Ended April 30, 2018

The following table set forth certain summary information with respect to non-equity incentive plans and each plan-based award granted during the fiscal year ended April 30, 2018 to our Named Executive Officers.

GRANTS OF PLAN-BASED AWARDS FOR THE FISCAL YEAR ENDED APRIL 30, 2018

		Estimated Future Payouts Under Non-Equity Incentive Plan Awards (1)
Name	Grant Date	Threshold ($)	Target ($)		Maximum ($)		All Other Stock Awards: Number of Shares of Stock or Units (#)	All Other Option Awards: Number of Securities Underlying Options (#)		Exercise or Base Price of Option Awards ($/sh)	Grant Date Fair Value of Stock or Option Awards ($) (2)
Roger J. Lias, Ph.D.	–	–	130,795		196,192		–	–		–	–
	09/25/17	–	–		–		–	150,000	(3)	3.19	403,110
Steven W. King	–	–	–	(4)	–	(4)	–	–		–	–
Paul J. Lytle	–	–	162,240		243,360		–	–		–	–
Joseph S. Shan	–	–	108,150		162,225		–	–		–	–
Mark R. Ziebell	–	–	126,672		190,008		–	–		–	–

(1)	Represents each Named Executive Officer’s participation in the Company’s Annual Cash Bonus Plan, as adopted by the Legacy Compensation Committee in July 2011. The amounts shown in the “Target” column reflect a percentage of each Named Executive Officer’s base salary for the fiscal year ended April 30, 2018, as specified under the Annual Cash Bonus Plan. The amounts shown in the “Maximum” column are 150% of the respective target amounts, representing the 1.5 times corporate multiplier under the Annual Cash Bonus Plan. There is no minimum amount payable for a certain level of performance. The “Target” and “Maximum” amounts reflected for Dr. Lias have been prorated based on his employment start date of September 25, 2017. Additional information regarding the Company’s Annual Cash Bonus Plan for its Named Executive Officers can be found in the “Compensation Discussion and Analysis” section of this Proxy Statement under “Annual Cash Bonus Plan”. There were no bonuses earned by any Named Executive Officer during fiscal year 2018 under the Annual Cash Bonus Plan as reflected in the Summary Compensation Table above under the heading, “Non-Equity Incentive Plan Compensation.”
(2)	The assumptions used in determining the grant date fair value of option awards are set forth in Note 5 “Equity Compensation Plans” in our Annual Report on Form 10-K for the fiscal year ended April 30, 2018, filed with the SEC on July 16, 2018.
(3)	The option award granted to Dr. Lias vests in four (4) equal annual installments beginning on the first anniversary following the date of grant and was granted under the Company’s existing stock incentive plans, as follows: 2011 Stock Incentive Plan—71,428 shares; 2010 Stock Incentive Plan—35,714 shares; and 2009 Stock Incentive Plan—42,858 shares.
(4)	Mr. King was not eligible for a bonus under the Company’s Annual Cash Bonus Plan pursuant to the terms of his resignation in December 2017.

32

Outstanding Equity Awards at Fiscal Year-End

The following table sets forth certain information regarding unexercised stock options held by our Named Executive Officers as of the fiscal year ended April 30, 2018:

	Option Awards
Named Executive Officer	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable		Option Exercise Price ($)		Option Expiration Date
Roger J. Lias	150,000	150,000	(1)	3.19		09/25/2027
Steven W. King (3)	31,571	–		20.51		06/22/2018
	20,357	–		17.08		06/22/2018
	37,519	–		6.65		06/22/2018
	11,230	–		3.22		06/22/2018
	28,571	–		17.01	(6)	06/22/2018
	57,143	–		9.87		06/22/2018
	35,714	–		9.73		06/22/2018
	57,143	–		12.25		06/22/2018
	42,857	–		9.17		06/22/2018
	36,776	–		3.50		06/22/2018
Paul J. Lytle (4)	17,143	–		20.51		08/15/2018
	8,214	–		17.08		08/15/2018
	20,000	–		6.65		08/15/2018
	28,571	–		3.22		08/15/2018
	28,571	–		17.01	(6)	08/15/2018
	28,571	–		9.87		08/15/2018
	28,571	–		12.25		08/15/2018
	21,429	–		9.17		08/15/2018
	31,250	4,464	(2)	3.50		08/15/2018
Joseph S. Shan (5)	10,715	–		20.51		12/29/2018
	4,286	–		17.08		12/29/2018
	20,000	–		6.65		12/29/2018
	21,429	–		3.22		12/29/2018
	21,429	–		17.01	(6)	12/29/2018
	14,286	–		9.87		12/29/2018
	14,286	–		12.25		12/29/2018
	14,286	–		9.17		12/29/2018
	16,073	–		3.50		12/29/2018
Mark R. Ziebell	32,143	–		3.29		06/20/2022
	21,429	–		17.01	(6)	12/27/2022
	25,000	–		9.87		05/06/2023
	25,000	–		12.25		05/06/2024
	14,286	–		9.17		05/11/2025
	18,751	2,678	(2)	3.50		06/02/2026

______________

(1)	Option vests in four (4) equal annual installments over a four-year period beginning September 25, 2018 and each year thereafter until fully-vested.
(2)	Option vests in eight (8) equal quarterly installments over a two-year period beginning September 2, 2016 and each quarter thereafter until fully-vested.
(3)	Mr. King resigned as our President and Chief Executive Officer effective December 22, 1017. Pursuant to the King Severance Agreement, as further described below, Mr. King was provided a period of six months from his resignation date to exercise his vested stock options (unless such stock option sooner terminates by its term).
(4)

Mr. Lytle resigned as our Chief Financial Officer effective May 17, 2018. Pursuant to the terms of the underlying stock option agreements, Mr. Lytle’s outstanding stock options will expire three months following the date of his resignation.

(5)	Mr. Shan resigned for “good reason” as our Vice President, Clinical & Regulatory Affairs effective December 31, 2017, pursuant to section 7.5 of Mr. Shan’s Amended and Restated Employment Agreement. Pursuant to the Shan Severance Agreement, as further described below, Mr. Shan is entitled to period of time equal to twelve months following the date of his resignation or until the original expiration date of the applicable option agreement to exercise any vested and outstanding stock options as of the date of his resignation.
(6)

Pursuant to the settlement terms of a derivative lawsuit approved by Vice Chancellor Laster by Order dated July 27, 2017, the Board of Directors increased the exercise price of all of the stock options granted to the non-employee directors and executive officers (other than one executive officer whose employment terminated in 2013) on December 27, 2012, from $8.26 per share to $17.01, representing the closing price of our Common Stock on January 7, 2013. The foregoing increase in the exercise price of the outstanding option did not result in any additional incremental fair market value in accordance with the authoritative guidance for share-based compensation.

33

Option Exercises and Stock Vested

The following table sets forth certain information with respect to the exercise of stock options by the Company’s Named Executive Officers during the fiscal year ended April 30, 2018. There was no vesting of stock awards by the Company’s Named Executive Officers during the fiscal year ended April 30, 2018.

	Option Awards		Stock Awards
Name	Number of Shares Acquired on Exercise (#)	Value Realized on Exercise ($)(1)	Number of Shares Acquired on Vesting (#)	Value Realized on Vesting ($)
Steven W. King	59,137	29,974	—	—

________________

(1)	The realized value on exercise was calculated based on the difference between the market price of our common stock on the date of exercise and the exercise price of each option.

Overview of Employment Agreements and Potential Payments Upon Termination or Change-in-Control

Employment Agreements

We are a party to employment agreements with Dr. Lias and Messrs. Lytle and Ziebell, and were previously party to employment agreements with Messrs. King and Shan. Each of employment agreement is subject to automatic one-year extensions annually unless either party gives written notice of such party’s intent not to renew the employment agreement at least ninety (90) days prior to the commencement of the next year’s period.

Each employment agreement provides that the executive officer must devote his or her full business time to the performance of services to the Company. In addition, each executive officer has agreed to maintain the confidentiality of the Company’s proprietary information, and that all work product discovered or developed by him or her in the course of his or her employment belongs to the Company. Each executive officer has further agreed that he or she will not (i) compete with the Company, directly or indirectly, during the course of such executive’s employment within the United States or any foreign country in which the Company has done business or has actually investigated doing business or where its products are sold or distributed, or (ii) solicit Company employees or customers during the course of employment and for a period of one year following the termination of such executive’s employment.

The Company has the right to terminate each executive’s employment for “cause” if such executive (a) breaches in any material respect or fails to fulfill in any material respect his or her fiduciary duty owed to Company; (b) breaches in any material respect his or her employment agreement or any other confidentiality or non-solicitation, non-competition agreement with the Company; (c) pleads guilty to or is convicted of a felony; (d) is found to have engaged in any reckless, fraudulent, dishonest or grossly negligent misconduct, (e) fails to perform his or her duties to the Company, provided that he or she fails to cure any such failure within thirty (30) days after written notice from Company of such failure, provided further, however, that such right to cure shall not apply to any repetition of the same failure previously cured under the agreement; or (f) violates any material rule, regulation or policy of the Company that may be established and made known to Company’s employees from time to time, including without limitation, the Company’s employee handbook. If an executive is terminated for “cause”, he or she shall have no right to receive any compensation or benefit under his or her employment agreement after such termination other than base salary and paid time-off earned or accrued but unpaid as of the date of termination.

The following discussion describes the amounts that we would pay or provide to our Named Executive Officers or, as applicable, their beneficiaries under these employment agreements as a result of (i) termination without cause or resignation for good reason, (ii) termination following a change-in-control, (iii) death or disability, and (iv) voluntary resignation with extended notice.

Payments Upon Termination Without Cause or Resignation for Good Reason

If we terminate Dr. Lias’s, Mr. Lytle’s or Mr. Ziebell’s employment without cause or the executive terminates his employment for “good reason”, such executive is entitled to (i) continued base salary and group insurance benefits for a period of twelve (12) months, and (ii) the payment of any prorated target bonus. In addition, each executive shall have a period of time equal to the lesser of two years following the date of such termination or until the original expiration date of the applicable option agreement to exercise any vested and outstanding stock options as of the date of such termination. An executive’s receipt of the foregoing severance benefits shall be conditioned upon such executive’s execution of a general release of known and unknown claims in favor of the Company and its affiliates.

Each employment agreement defines “good reason” as (a) the Company relocates executive’s principal place of work to a location more than fifty (50) miles from the original location, without the executive’s prior written approval; (b) the executive’s position and/or duties are modified so that his or her duties are no longer consistent with the executive’s title; or (c) the executive’s annual base salary and related benefits, as adjusted from time to time, are reduced without his or her written authorization.

34

The following table sets forth the potential payments to our Named Executive Officers assuming a termination without cause or resignation for good reason with estimated benefits calculated as if the termination occurred on or about April 30, 2018:

Named Executive Officer	Base Salary ($)(1)	Target Bonus ($)(2)	Group Benefits ($)(3)	Total ($)
Roger J. Lias, Ph.D.	440,000	220,000	36,631	696,631
Paul J. Lytle	405,600	162,240	35,281	603,121
Mark R. Ziebell	361,920	126,672	35,231	523,823

______________

(1)	Represents payment of base salary for a period of twelve (12) months.
(2)	The payment of a Target Bonus to the Named Executive Officers is at the sole discretion of the Board of Directors. Amount includes the maximum proposed Target Bonus as a percentage of base salary established for the fiscal year ended April 30, 2018 for each Named Executive Officer as follows: Dr. Lias – 50%; Mr. Lytle – 40%; and Mr. Ziebell – 35%. However, there were no bonuses earned by any Named Executive Officer during the fiscal year ended April 30, 2018 under the Annual Cash Bonus Plan as reflected in the Summary Compensation Table above under the heading, “Non-Equity Incentive Plan Compensation.”
(3)	Represents estimated payments to reimburse executive’s monthly benefits premiums for continued group health, dental, and vision benefits in addition to premiums for disability and term life insurance during the severance period of twelve (12) months. Amounts were calculated based on current premiums paid for executive’s benefits.

Payments Upon a Termination in Connection with a Change-in-Control

In the event of a change-in-control of Avid, if (i) a Dr. Lias, Mr. Lytle or Mr. Ziebell employment is terminated other than for cause within three (3) months prior or twenty-four (24) months following a change-in-control, or (ii) such executive officer terminates his or her employment for “good reason” within twelve (12) months following a change-in-control, the executive shall be paid a lump sum amount equal to (a) twenty-four (24) months base salary then in effect, and (b) one hundred percent (100%) of such executive’s target bonus. Each executive officer will also be paid group insurance benefits for himself and his family for twenty-four (24) months. In addition, each of the executive officers’ outstanding unvested stock options shall immediately become fully vested and each shall have a period of time equal to the lesser of two years following the date of such termination or until the original expiration date of the applicable option agreement to exercise any vested and outstanding stock options as of the date of such termination. An executive’s receipt of the foregoing severance benefits is conditioned upon such executive’s execution of a general release of known and unknown claims in favor of the Company and its affiliates.

The following table sets forth the potential payments to Dr. Lias, Mr. Lytle and Mr. Ziebell assuming a termination without cause or resignation for good reason in connection with a change-in-control, with estimated benefits calculated assuming the change-in-control and termination of employment occurred on or about April 30, 2018:

Named Executive Officer	Base Salary($)(1)	Target Bonus ($)(2)	Stock Option Acceleration ($)(3)	Group Benefits ($)(4)	Total ($)
Roger J. Lias, Ph.D.	880,000	220,000	72,000	73,262	1,245,262
Paul J. Lytle	811,200	162,240	756	70,562	1,044,758
Mark R. Ziebell	723,840	126,672	453	70,462	921,427

______________

(1)	Represents payment of base salary for a period of twenty-four (24) months.
(2)	The payment of a Target Bonus to the Named Executive Officer is at the discretion of the Board of Directors. A Target Bonus is equal to a percentage of the Named Executive Officer’s annual base salary as follows Dr. Lias – 50%; Mr. Lytle – 40%; and Mr. Ziebell – 35%. The above assumes that the Board of Directors authorized the payment of the full Target Bonus to each executive for the fiscal year. However, there were no bonuses earned by any Named Executive Officer during the fiscal year ended April 30, 2018 under the Annual Cash Bonus Plan as reflected in the Summary Compensation Table above under the heading, “Non-Equity Incentive Plan Compensation.”
(3)	Amount calculated by multiplying the number of unvested shares subject to accelerated vesting under outstanding stock options by the difference between $3.67 (the closing price per share of our common stock on the last trading day of the fiscal year ended April 30, 2018) and the exercise price per share of the underlying stock option in connection with a change-in-control event. These amounts, if any, do not correspond to the actual value that may be recognized by each Named Executive Officer as there can be no assurance that the options will ever be exercised or that the value on exercise will be equal to the amounts shown in this column.
(4)	Represents estimated payments to reimburse executive’s monthly benefits premiums for continued group health, dental, and vision benefits in addition to premiums for disability and term life insurance during the severance period twenty-four (24) months. Amounts were calculated based on current premiums paid for executive’s benefits.

Payments upon Death or Disability

In the event of the death or disability, as defined in the employment agreements, of a Dr. Lias, Mr. Lytle or Mr. Ziebell, the Company will not pay any further compensation or benefits after such event other than the payment by the Company of group insurance benefits previously provided to such executive officers for a period of twelve (12) months. Amounts were calculated based on current premiums paid for executive’s benefits as follows:

Named Executive Officer	Group Benefits ($)
Roger J. Lias, Ph.D.	36,631
Paul J. Lytle	35,281
Mark R. Ziebell	35,231

35

Payments upon Executive’s Voluntary Resignation with Extended Notice Period

In the event that Dr. Lias, Mr. Lytle or Mr. Ziebell voluntarily resigns, and in connection therewith provides ninety (90) days’ advance written notice (the “Extended Notice Period”) to the Company, and provided the executive shall have been employed by the Company for a period of at least five (5) years, the Company will pay such executive’s base salary then in effect and shall continue to provide other contractual benefits including group insurance benefits during the Extended Notice Period and for a period of six (6) months following the Extended Notice Period, provided such executive makes himself telephonically available to the Board of Directors and the Company’s executive team for up to two hours per week.

Terminated Employment Agreement with Steven W. King

Mr. King resigned as our President and Chief Executive Officer effective December 22, 2017. In connection with his resignation, Mr. King and the Company entered into a Severance Agreement and Mutual General Release (the “King Severance Agreement”) pursuant to which Mr. King received (i) continuation of his monthly base salary for a period of six months from the date of his resignation; (ii) $5,000 in expense reimbursement; (iii) Company-paid continuation of medical benefits through COBRA for a period of twelve (12) months, or until Mr. King and his family are eligible for coverage with another employer, whichever is earlier; (iv) immediate vesting of the unvested portion of an outstanding stock option previously issued to Mr. King, representing the right to purchase 17,856 shares of Common Stock of the Company; and (v) a period of six months to exercise vested stock options (unless any such stock option sooner terminates by its terms). The Severance Agreement includes a mutual waiver and release of claims and other standard terms.

Terminated Employment Agreement with Joseph S. Shan

Mr. Shan resigned for “good reason” as our Vice President, Clinical & Regulatory Affairs effective December 29, 2017, pursuant to section 7.5 of his Amended and Restated Employment Agreement dated December 27, 2012 (the “Shan Employment Agreement”). Our decision during the first half of fiscal year 2018 to discontinue all further research and development activities, and to transition to a dedicated CDMO, eliminated our need for a clinical and regulatory affairs department, which constituted “good reason” pursuant to section 7.5 of the Shan Employment Agreement. In connection with Mr. Shan’s resignation, Mr. Shan and the Company entered into a Severance Agreement and Release of All Claims (the “Shan Severance Agreement”) pursuant which, as provided in the Shan Employment Agreement, we are obligated to continue to pay Mr. Shan his monthly base salary and provide his Company-paid medical benefits for a period of twelve (12) months following the effective date of his resignation in exchange for Mr. Shan providing us with a general release.

Terminated Employment Agreement with Paul J. Lytle

Mr. Lytle resigned as our Chief Financial Officer effective May 17, 2018. Pursuant to the terms of his Amended and Restated Employment Agreement dated December 27, 2017, because Mr. Lytle provided us with ninety (90) days’ notice of his resignation, we are obligated to continue to pay Mr. Lytle his monthly base salary and provide his Company-paid medical benefits for a period of six months following the effective date of his resignation; provided, that Mr. Lytle makes himself telephonically available to the Company’s Board of Directors and executive team for up to two hours per week during such six month period.

Compensation Committee Interlocks and Insider Participation

During the fiscal year ended April 30, 2018, the following non-employee directors served on the Compensation Committee of the Board of Directors: Dr. Joseph Carleone, Mr. Richard B. Hancock, Mr. Gregory P. Sargen, Mr. Eric Swartz (resigned November 27, 2017), Mr. Carlton Johnson (resigned November 27, 2017) and Mr. David Pohl (resigned November 27, 2017). There are not currently, and during the fiscal year ended April 30, 2018, there were not any, interlocks of executive officers or directors of the Company serving on the compensation committee or equivalent committee of another entity, which has any director or executive officer serving on the Compensation Committee, other committees or the Board of Directors.

Certain Relationships and Related Transactions

Except for the compensation arrangements between us and our executive officers and directors described above under “Compensation Discussion and Analysis,” since May 1, 2017, we have not been a party to any transactions involving more than $120,000 and in which any director, nominee for director, executive officer, holder of more than 5% of our common stock or any immediate family member of the foregoing has a direct or indirect material interest, nor are any such transactions currently proposed.

36

The Audit Committee’s charter requires that it review and approve any related-party and conflicts of interest transactions. In considering related-party transactions, the Audit Committee would consider the relevant available facts and circumstances, including, but not limited to, (i) the risks, costs and benefits to us, (ii) the impact on a director’s independence in the event the related party is a director, immediate family member of a director or an entity with which a director is affiliated, (iii) the terms of the transaction, (iv) the availability of other sources for comparable services or products, and (v) the terms available to or from, as the case may be, unrelated third parties or to or from employees generally. In the event a director has an interest in the proposed transaction, the director must recuse himself or herself from the deliberations and approval. In determining whether to approve, ratify or reject a related-party transaction, the Audit Committee evaluates whether, in light of known circumstances, the transaction is in, or is inconsistent with, our best interests and those of our stockholders.

Compensation Committee Report

The Report of the Compensation Committee of the Board of Directors shall not be deemed incorporated by reference by any general statement incorporating by reference this Proxy Statement into any filing under the Securities Act or under the Exchange Act, except to the extent that the Company specifically incorporates this information by reference, and shall not otherwise be deemed filed under such Acts.

The Compensation Committee of our Company has reviewed and discussed the Compensation Discussion and Analysis required by Item 402(b) of Regulation S-K with management and, based on such review and discussions, the Compensation Committee recommended to the Board of Directors that the Compensation Discussion and Analysis be included in this Proxy Statement.

The Compensation Committee of the Board of Directors

Richard B. Hancock (Chairman of the Compensation Committee)

Joseph Carleone, Ph.D.

Gregory P. Sargen

37

CEO Pay Ratio Disclosure

As required by SEC rules, we are providing the following information about the relationship of the annual total compensation of our employees and the annual total compensation of Roger J. Lias, Ph.D., our CEO on April 30, 2018. The pay ratio included below is a reasonable estimate calculated in a manner consistent with Item 402(u) of Regulation S-K.

For fiscal year 2018, the median of the annual total compensation for our employees (other than our CEO) was $83,241, and the annual total compensation of our CEO, as reported in the Summary Compensation Table included above (adjusted as noted below), was $946,597. Based on this information, for fiscal year 2018 the ratio of the annual total compensation of our CEO to the median of the annual total compensation of all of our employees was approximately 11 to 1.

We took the following steps to identify the median of the annual total compensation of all our employees, as well as to determine the annual total compensation of our median employee and our CEO:

1.	We determined that, as of April 30, 2018, our entire employee population consisted of approximately 162 individuals. To identify the median employee from our employee population, we used the amount of “gross wages” for the employees as reflected in our payroll records for the fiscal year ended April 30, 2018. For gross wages, we generally used the total amount of compensation the employees were paid before any taxes, deductions, insurance premiums, and other payroll withholding. We did not use any statistical sampling techniques.

2.	For the annual total compensation of our median employee, we identified and calculated the elements of that employee’s compensation for fiscal year 2018 in accordance with the requirements of Item 402(c)(2)(x), and then added the approximate value of the employee’s medical benefits, resulting in annual total compensation of $83,241.

3.	For the annual total compensation of our CEO, we used the amount reported in the “Total” column of our Summary Compensation Table for fiscal year 2018, adjusted as follows:

a.	Dr. Lias began employment as the President of our subsidiary on September 25, 2017, and began serving as our CEO effective December 22, 2017, upon the resignation of Steven W. King, our former CEO. We identified Dr. Lias as our CEO for this pay ratio disclosure because he was serving in that position on April 30, 2018, the date that we selected to identify our median employee. The amount reported in the “Total” column of our Summary Compensation Table includes the total compensation paid to Dr. Lias commencing on his start date of September 25, 2017, as his compensation was not changed in connection with his appointment as our CEO.

b.	As Dr. Lias served as our CEO for only a portion of fiscal year 2018, in accordance with applicable SEC rules, we annualized the amount reported in the Summary Compensation Table for him (in other words, we estimated the compensation that Dr. Lias would have earned if he served as our CEO for all of fiscal year 2018, based on the level of compensation he actually earned for the portion of fiscal year 2018 that he did serve as our CEO). The 2018 Summary Compensation Table includes the value employee’s medical benefits received by Dr. Lias. This resulted in annual total compensation for purposes of determining the ratio in the amount of $946,597, which is $242,250 higher than the amount reported in the “Total” column of our Summary Compensation Table for fiscal year 2018.

38

Proposal No. 4:
Approval of an Amendment To Our Certificate Of Incorporation To Reduce The Number Of Shares of Authorized Common Stock to 150,000,000

Our Certificate of Incorporation, as amended (the “Charter”) currently authorizes us to issue a total of 500,000,000 shares of Common Stock and 5,000,000 shares of Preferred Stock. Our Board has approved, and is seeking stockholder approval of, an amendment to the Charter (the “Authorized Shares Amendment”) to implement a reduction in the number of shares of authorized Common Stock from 500,000,000 shares to 150,000,000.

On July 11, 2018, our Board unanimously determined that the Authorized Shares Amendment is advisable and in the best interests of the Company and our stockholders and recommended that our stockholders approve the Authorized Shares Amendment. In accordance with the Delaware General Corporation Law, we are hereby seeking approval of the Authorized Shares Amendment by our stockholders.

No other changes to the Charter are being proposed, and the Authorized Shares Amendment will not modify the number of shares held by, or the rights of, existing stockholders.

The full text of the proposed Authorized Shares Amendment is attached to this proxy statement as Appendix A.

Reasons for the Authorized Shares Amendment

The Board is proposing the Authorized Shares Amendment to reduce the number of authorized shares of our Common Stock in order to reflect the reduction in the number of issued common shares that was implemented in July 2017 through the reverse stock split of our outstanding shares of Common Stock at a ratio of one-for-seven. The Board believes that this change will provide a better balance between authorized and issued shares. In addition, the Company should realize a substantial reduction in Delaware franchise taxes, which would benefit all stockholders.

Of the 500,000,000 shares of common stock that are currently authorized to be issued under the Charter, as of August 10, 2018, 55,990,274 shares are issued and outstanding, 6,041,501 are reserved for issuance under our equity plans (not including the proposed 2018 Omnibus Incentive Plan that is the subject of Proposal 5 below), 39,040 are issuable upon the exercise of our outstanding warrants, and 6,826,434 are reserved for issuance upon the conversion of outstanding shares of our Series E Preferred Stock. The Board believes that the reduction in the number of authorized shares of Common Stock will leave sufficient a reserve of authorized but unissued shares (i.e., 81,102,751 shares of Common Stock) for the purposes of fundraising and other corporate activities for the foreseeable future.

Effectiveness of the Authorized Shares Amendment

If the Authorized Shares Amendment is approved by our stockholders, it will become effective upon the acceptance by the Secretary of State of the State of Delaware of the filing of the Authorized Shares Amendment. Such filing is expected to occur promptly after stockholder approval of this proposal. If this proposal is not approved, the Charter would remain unchanged, and the number of authorized shares of Common Stock would remain at 500,000,000. Other than as described herein, this proposed Authorized Shares Amendment effects no other changes to the Charter.

Vote Required

The vote of a majority of our outstanding shares of Common Stock is required to amend the Charter to reduce the number of authorized shares of our Common Stock to 150,000,000. Abstentions and broker non-votes will have the effect of votes against this proposal.

Recommendation of the Board of Directors

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT STOCKHOLDERS VOTE FOR PROPOSAL NO. 4 TO APPROVE AND AMENDMENT TO OUR CERTIFICATE OF INCORPORATION TO REDUCE THE NUMBER OF AUTHORIZED SHARES OF COMMON STOCK TO 150,000,000.

39

Proposal No. 5:
Approval Of The Avid Bioservices, Inc. 2018 Omnibus Incentive Plan

Background

On August 6, 2018, the Board approved, subject to stockholder approval, the Avid Bioservices, Inc. 2018 Omnibus Incentive Plan ( the “2018 Plan”). If the 2018 Plan is approved by our stockholders, it will authorize the issuance of a number of shares of our common stock equal to the sum of (A) 2,350,000 and (B) the number of shares of common stock available for the grant of awards under the Company’s 2009, 2010, and 2011 Stock Incentive Plans (or the “Prior Plans”) as of the effective date of the 2018 Plan. The 2018 Plan will become effective on the date our stockholders approve the plan (or the “Effective Date”). The 2018 Plan will replace the Prior Plans, and no new awards will be granted under the Prior Plans after the Effective Date. Any awards outstanding under the Prior Plans on the Effective Date will remain subject to and be paid under the applicable Prior Plan, and any shares subject to outstanding awards under the Prior Plans that subsequently expire, terminate, or are surrendered or forfeited for any reason without issuance of shares will automatically become available for issuance under the 2018 Plan.

The Board recommends that stockholders approve the 2018 Plan. The purposes of the 2018 Plan are to enhance the company’s ability to attract and retain qualified officers, non-employee directors, key employees, and consultants, and to motivate such service providers to serve the company and to expend effort to improve the business results and earnings of the company, by providing to such persons an opportunity to acquire or increase a direct proprietary interest in the operations of the company. The 2018 Plan also allows the company to promote greater ownership in the company by such service providers in order to align their interests more closely with the interests of our stockholders. Stockholder approval of the 2018 Plan will also enable the company to grant awards under the 2018 Plan that are designed to qualify for special tax treatment under Section 422 of the Internal Revenue Code (or the “Code”).

Key Features

The 2018 Plan has been designed to include a number of provisions that are intended to promote best practices by reinforcing the alignment between incentive compensation arrangements for eligible plan participants and our stockholders’ interests. These provisions include, but are not limited to, the following:

•	Clawback. Plan awards are subject to clawback under the compensation clawback policy adopted by the Compensation Committee in fiscal year 2018 and all applicable laws requiring the clawback of compensation.

•	No Discounted Stock Options or Stock Appreciation Rights (“SARs”). Stock options and SARs generally may not be granted with exercise prices lower than the fair market value of the underlying shares on the grant date.

•	No Repricing without Stockholder Approval. The plan specifically prohibits the repricing of options or SARs without stockholder approval.

•	No Transferability. Awards generally may not be transferred, except by will or the laws of descent and distribution, unless approved by the Compensation Committee.

•	No Evergreen Provision. The plan does not contain an “evergreen” feature pursuant to which the shares authorized for issuance will be automatically replenished.

•	No Automatic Grants. The plan does not provide for automatic grants to any participant.

•	Double-Trigger Acceleration. The Company does not accelerate vesting of awards held by employee participants that are assumed or replaced by the resulting entity after a change in control unless the participant’s employment is also involuntarily terminated within 24 months after the change in control.

•	No Tax Gross-Ups. The plan does not provide for any tax gross-ups.

•	Dividends. The plan does not provide for dividends or dividend equivalents on stock options, SARs or unearned performance shares.

•	Multiple Award Types. The plan permits the issuance of stock options, SARs, restricted stock units (or RSUs), restricted stock awards and other types of equity grants, subject to the share limits of the plan, as well as cash awards. This breadth of award types will enable the Compensation Committee to tailor awards in light of the accounting, tax, and other standards applicable at the time of grant. Historically, these standards have changed over time.

•	Director Limits. The plan contains annual limits on the amount of awards that may be granted to non-employee directors.

40

Summary of the 2018 Plan

The principal features of the 2018 Plan are summarized below. The following summary of the 2018 Plan does not purport to be a complete description of all of the provisions of the 2018 Plan. It is qualified in its entirety by reference to the complete text of the 2018 Plan, which is attached to this proxy statement as Appendix B.

Eligibility

Awards may be granted under the 2018 Plan to officers, employees, and consultants of the company and its subsidiaries and to non-employee directors of the company. Incentive stock options under Code Section 422 (or “ISOs”) may be granted only to employees of the company or its subsidiaries. As of August 10, 2018, 187 individuals were eligible to receive awards under the 2018 Plan, including three executive officers and six non-employee directors.

Administration

The 2018 Plan may be administered by the Compensation Committee. The Compensation Committee, in its discretion, selects the individuals to whom awards may be granted, the time or times at which such awards are granted, and the terms of such awards.

Number of Authorized Shares

The number of shares of common stock authorized for issuance under the 2018 Plan is the sum of (A) 2,350,000 and (B) the number of shares of common stock available for the grant of awards under the Prior Plans as of the Effective Date. This represents 6.27% of our fully diluted common shares outstanding as of August 10, 2018. In addition, as of the Effective Date, any awards then outstanding under the Prior Plans will remain subject to and be paid under the Prior Plans and any shares then subject to outstanding awards under the Prior Plans that subsequently expire, terminate, or are surrendered or forfeited for any reason without issuance of shares will automatically become available for issuance under the 2018 Plan. Up to 2,350,000 shares may be granted under the 2018 Plan as ISOs. The shares of common stock issuable under the 2018 Plan will consist of authorized and unissued shares, treasury shares, or shares purchased on the open market or otherwise.

If any award is canceled, terminates, expires, or lapses for any reason prior to the issuance of shares or if shares are issued under the 2018 Plan and thereafter are forfeited to the company, the shares subject to such awards and the forfeited shares will again be available for grant under the 2018 Plan. In addition, the following items will not count against the aggregate number of shares of common stock available for grant under the 2018 Plan: (a) the payment in cash of dividends or dividend equivalents under any outstanding award, (b) any award that is settled in cash rather than by issuance of shares of common stock, or (c) awards granted in assumption of or in substitution for awards previously granted by an acquired company.

Shares tendered or withheld to pay the option exercise price or tax withholding will continue to count against the aggregate number of shares of common stock available for grant under the 2018 Plan. In addition, the total number of shares covering stock-settled SARs or net-settled options will be counted against the pool of available shares, not just the net shares issued upon exercise.

Awards to Non-employee Directors

No share-based awards may be granted under the 2018 Plan during any one year to a non-employee director that exceed, together with any cash compensation received for such service, $750,000, based on the grant date fair value for accounting purposes in the case of stock options or SARs and based on the fair market value of the common stock underlying the award on the grant date for other equity-based awards. The 2018 Plan permits disinterested members of the Board to make individual exceptions to this limit in extraordinary circumstances.

Adjustments

If certain changes in our common stock occur by reason of any recapitalization, reclassification, stock split, reverse split, combination of shares, exchange of shares, stock dividend or other distribution payable in stock, or other increase or decrease in the common stock without receipt of consideration by the company, or if there occurs any spin-off, split-up, extraordinary cash dividend, or other distribution of assets by the company, the number and kind of securities for which awards may be made under the 2018 Plan will be equitably adjusted by the company. In addition, if there occurs any spin-off, split-up, extraordinary cash dividend, or other distribution of assets by the company, the number and kind of securities subject to any outstanding awards and the exercise price of any outstanding stock options or SARs will be equitably adjusted by the company.

41

Types of Awards

The 2018 Plan permits the granting of any or all of the following types of awards:

•	Stock Options. Stock options entitle the holder to purchase a specified number of shares of common stock at a specified price (the exercise price), subject to the terms and conditions of the stock option grant. The Compensation Committee may grant either ISOs, which must comply with Code Section 422, or nonqualified stock options. The Compensation Committee sets exercise prices and terms, except that stock options must be granted with an exercise price not less than 100% of the fair market value of the common stock on the date of grant (excluding stock options granted in connection with assuming or substituting stock options in acquisition transactions). Unless the Compensation Committee determines otherwise, fair market value means, as of a given date, the closing price of the common stock. (The fair market value of a share of our common stock as of August 10, 2018 was $5.71.) At the time of grant, the Compensation Committee determines the terms and conditions of stock options, including the quantity, exercise price, vesting periods, term (which cannot exceed 10 years), and other conditions on exercise.

•	Stock Appreciation Rights. The Compensation Committee may grant SARs, as a right in tandem with the number of shares underlying stock options granted under the 2018 Plan or as a freestanding award. Upon exercise, SARs entitle the holder to receive payment per share in stock or cash, or in a combination of stock and cash, equal to the excess of the share’s fair market value on the date of exercise over the grant price of the SAR. The grant price of a tandem SAR is equal to the exercise price of the related stock option and the grant price for a freestanding SAR is determined by the Compensation Committee in accordance with the procedures described above for stock options. Exercise of a SAR issued in tandem with a stock option will reduce the number of shares underlying the related stock option to the extent of the SAR exercised. The term of a freestanding SAR cannot exceed 10 years, and the term of a tandem SAR cannot exceed the term of the related stock option.

•	Restricted Stock, Restricted Stock Units, and Other Stock-Based Awards. The Compensation Committee may grant awards of restricted stock, which are shares of common stock subject to specified restrictions, and RSUs, which represent the right to receive shares of the common stock in the future. These awards may be made subject to repurchase, forfeiture, or vesting restrictions at the Compensation Committee’s discretion. The restrictions may be based on continuous service with the company or the attainment of specified performance goals, as determined by the Compensation Committee. RSUs may be paid in stock or cash or a combination of stock and cash, as determined by the Compensation Committee. The Compensation Committee may also grant other types of equity or equity-based awards subject to the terms of the 2018 Plan and any other terms and conditions determined by the Compensation Committee.

•	Performance Awards. The Compensation Committee may grant performance awards, which entitle participants to receive a payment from the company, the amount of which is based on the attainment of performance goals established by the Compensation Committee over a specified award period. Performance awards may be denominated in shares of common stock or in cash, and may be paid in stock or cash or a combination of stock and cash, as determined by the Compensation Committee. Cash-based performance awards include annual incentive awards.

No Repricing

Without stockholder approval, the Compensation Committee is not authorized to (a) lower the exercise or grant price of a stock option or SAR after it is granted, except in connection with certain adjustments to our corporate or capital structure permitted by the 2018 Plan, such as stock splits, (b) take any other action that is treated as a repricing under generally accepted accounting principles, or (c) cancel a stock option or SAR at a time when its exercise or grant price exceeds the fair market value of the underlying stock, in exchange for cash, another stock option or SAR, restricted stock, RSUs, or another equity award, unless the cancellation and exchange occur in connection with a change in capitalization or other similar change.

Clawback

All awards granted under the 2018 Plan will be subject to clawback, cancellation, recoupment, rescission, payback, reduction, or other similar action in accordance with the terms of the compensation clawback policy adopted by the Compensation Committee in fiscal year 2018 or any applicable law related to such actions, as may be in effect from time to time.

42

Performance Goals and Criteria

The 2018 Plan provides that grants of awards may be made based upon one or more performance objectives as selected by the Compensation Committee measured over a performance period determined by the Compensation Committee. Performance objectives may be described in terms of company-wide objectives or objectives that are related to the performance of the individual participant or the subsidiary, division, department or function within the company or subsidiary in which the participant is employed, or based on year-over-year growth. Performance objectives may be measured on an absolute or relative basis. Relative performance may be measured by a group of peer companies or by a financial market index.

The Compensation Committee may determine at the time that the performance goals are established the extent to which measurement of performance goals may exclude the impact of charges for restructuring, discontinued operations, extraordinary items, debt redemption or retirement, asset write downs, litigation or claim judgments or settlements, acquisitions or divestitures, foreign exchange gains and losses, and other unusual non-recurring items, and the cumulative effects of tax or accounting changes.

Transferability

Awards are not transferable other than by will or the laws of descent and distribution, except that in certain instances transfers may be made to or for the benefit of designated family members of the participant for no value.

Change in Control

Subject to the terms of the applicable award agreements, vesting of awards will depend on whether the awards are assumed, converted, or replaced by the resulting entity in connection with a change in control of the company (as defined in the 2018 Plan).

•	For awards that are not assumed, converted, or replaced, the awards will vest upon the change in control. For performance awards, the amount vesting will be based on the greater of (1) achievement of all performance goals at the “target” level or (2) the actual level of achievement of performance goals as of the company’s fiscal quarter end preceding the change in control.

•	For awards that are assumed, converted, or replaced by the resulting entity, no automatic vesting will occur upon the change in control. Instead, the awards, as adjusted in connection with the transaction, will continue to vest in accordance with their terms. In addition, the awards will vest if the award recipient has a separation from service within two years after the change in control by the company other than for “cause” (as defined in the applicable award agreement) and which may include a termination by the award recipient for “good reason” if provided in the applicable award agreement. For performance awards, the amount vesting will be based on the greater of (1) achievement of all performance goals at the “target” level or (2) the actual level of achievement of performance goals as of the company’s fiscal quarter end preceding the change in control.

Term, Termination and Amendment of the 2018 Plan

Unless terminated earlier by the Board, the 2018 Plan will terminate, and no further awards may be granted, 10 years after the date on which it is approved by stockholders. The Board may amend, suspend, or terminate the 2018 Plan at any time, except that, if required by applicable law, regulation, or stock exchange rule, stockholder approval will be required for any amendment. The amendment, suspension, or termination of the 2018 Plan or the amendment of an outstanding award generally may not, without a participant’s consent, materially impair the participant’s rights under an outstanding award.

New Plan Benefits

A new plan benefits table for the 2018 Plan and the benefits or amounts that would have been received by or allocated to participants for the last completed fiscal year under the 2018 Plan if the 2018 Plan was then in effect, as described in the federal proxy rules, are not provided because all awards made under the 2018 Plan will be made at the Compensation Committee’s discretion, subject to the terms of the 2018 Plan. Therefore, the benefits and amounts that will be received or allocated under the 2018 Plan are not determinable at this time. The equity grant program for our non-employee directors is described under the Director Compensation section in this proxy statement.

Federal Income Tax Information

The following is a brief summary of the U.S. federal income tax consequences of the 2018 Plan generally applicable to the company and to participants in the 2018 Plan who are subject to U.S. federal taxes. The summary is based on the Code, applicable Treasury Regulations, and administrative and judicial interpretations thereof, each as in effect on the date of this proxy statement, and is, therefore, subject to future changes in the law, possibly with retroactive effect. The summary is general in nature and does not purport to be legal or tax advice. Furthermore, the summary does not address issues relating to any U.S. gift or estate tax consequences or the consequences of any state, local or foreign tax laws.

43

Nonqualified Stock Options. A participant generally will not recognize taxable income upon the grant or vesting of a nonqualified stock option with an exercise price at least equal to the fair market value of our common stock on the date of grant and no additional deferral feature. Upon the exercise of a nonqualified stock option, a participant generally will recognize compensation taxable as ordinary income in an amount equal to the difference between the fair market value of the shares underlying the stock option on the date of exercise and the exercise price of the stock option. When a participant sells the shares, the participant will have short-term or long-term capital gain or loss, as the case may be, equal to the difference between the amount the participant received from the sale and the tax basis of the shares sold. The tax basis of the shares generally will be equal to the greater of the fair market value of the shares on the exercise date or the exercise price of the stock option.

Incentive Stock Options. A participant generally will not recognize taxable income upon the grant of an ISO. If a participant exercises an ISO during employment or within three months after employment ends (12 months in the case of permanent and total disability), the participant will not recognize taxable income at the time of exercise for regular U.S. federal income tax purposes (although the participant generally will have taxable income for alternative minimum tax purposes at that time as if the stock option were a nonqualified stock option). If a participant sells or otherwise disposes of the shares acquired upon exercise of an ISO after the later of (a) one year from the date the participant exercised the option and (b) two years from the grant date of the stock option, the participant generally will recognize long-term capital gain or loss equal to the difference between the amount the participant received in the disposition and the exercise price of the stock option. If a participant sells or otherwise disposes of shares acquired upon exercise of an ISO before these holding period requirements are satisfied, the disposition will constitute a “disqualifying disposition,” and the participant generally will recognize taxable ordinary income in the year of disposition equal to the excess of the fair market value of the shares on the date of exercise over the exercise price of the stock option (or, if less, the excess of the amount realized on the disposition of the shares over the exercise price of the stock option). The balance of the participant’s gain on a disqualifying disposition, if any, will be taxed as short-term or long-term capital gain, as the case may be.

With respect to both nonqualified stock options and ISOs, special rules apply if a participant uses shares of common stock already held by the participant to pay the exercise price or if the shares received upon exercise of the stock option are subject to a substantial risk of forfeiture by the participant.

Stock Appreciation Rights. A participant generally will not recognize taxable income upon the grant or vesting of a SAR with a grant price at least equal to the fair market value of our common stock on the date of grant and no additional deferral feature. Upon the exercise of a SAR, a participant generally will recognize compensation taxable as ordinary income in an amount equal to the difference between the fair market value of the shares underlying the SAR on the date of exercise and the grant price of the SAR.

Restricted Stock Awards, Restricted Stock Units, and Performance Awards. A participant generally will not have taxable income upon the grant of restricted stock, RSUs, or performance awards. Instead, the participant will recognize ordinary income at the time of vesting or payout equal to the fair market value (on the vesting or payout date) of the shares or cash received minus any amount paid. For restricted stock only, a participant may instead elect to be taxed at the time of grant.

Other Stock or Cash-Based Awards. The U.S. federal income tax consequences of other stock or cash-based awards will depend upon the specific terms of each award.

Tax Consequences to the Company. In the foregoing cases, we generally will be entitled to a deduction at the same time, and in the same amount, as a participant recognizes ordinary income, subject to certain limitations imposed under the Code, including Code Section 162(m). Under Code Section 162(m), as amended by the Tax Cuts and Jobs Act of 2017, we generally cannot deduct compensation paid to certain covered employees in a calendar year that exceeds $1 million.

Section 409A. We intend that awards granted under the 2018 Plan will comply with, or otherwise be exempt from, Code Section 409A, but make no representation or warranty to that effect.

Tax Withholding. We are authorized to deduct or withhold from any award granted or payment due under the 2018 Plan, or require a participant to remit to us, the amount of any withholding taxes due in respect of the award or payment and to take such other action as may be necessary to satisfy all obligations for the payment of applicable withholding taxes. We are not required to issue any shares of common stock or otherwise settle an award under the 2018 Plan until all tax withholding obligations are satisfied.

Vote Required

Approval of the 2018 Plan requires a number of “FOR” votes that is a majority of the votes cast by the holders of our shares of common stock represented at the annual meeting and entitled to vote on the proposal, with abstentions counting as votes against the proposal.

Recommendation of the Board of Directors

The Board unanimously recommends a vote FOR the approval of the 2018 Plan.

44

Equity Compensation Plan Information

We currently maintain six equity compensation plans: the 2002 Stock Incentive Plan (the “2002 Plan”), the 2003 Stock Incentive Plan (the “2003 Plan”), the 2005 Stock Incentive Plan (the “2005 Plan”), the 2009 Stock Incentive Plan (the “2009 Plan”), the 2010 Stock Incentive Plan (the “2010 Plan”) and the 2011 Stock Incentive Plan, as amended on October 15, 2015 (the “2011 Plan”), in addition to which we maintain our Employee Stock Purchase Plan. The 2003 Plan, 2005 Plan, 2009 Plan, 2010 Plan and 2011 Plan, as well as the Employee Stock Purchase Plan, were approved by our stockholders, while we did not submit the 2002 Plan for stockholder approval.

The 2002 Plan, which expired in June 2012, was a broad-based non-qualified stock option plan for the issuance of up to 85,714 options. The 2002 Plan provided for the granting of options to purchase shares of our common stock at prices not less than the fair market value of our common stock at the date of grant and generally expired ten years after the date of grant. No additional options can be granted under the expired 2002 Plan, however, the terms of the 2002 Plan remain in effect with respect to outstanding options granted under the 2002 Plan until they are exercised, canceled or expired.

The following table sets forth certain information as of April 30, 2018 concerning our common stock that may be issued upon the exercise of options or pursuant to purchases of stock under all of our equity compensation plans approved by stockholders and equity compensation plans not approved by stockholders in effect as of April 30, 2018:

Plan Category	(a) Number of Securities to be Issued Upon the Exercise of Outstanding Options, Warrants and Rights		(b) Weighted-Average Exercise Price of Outstanding Options, Warrants and Rights ($/share)		(c) Number of Shares Remaining Available for Future Issuance Under Equity Compensation Plans (Excluding Securities Reflected in Column (a))
Equity compensation plans approved by stockholders	3,577,703		8.71		1,718,788
Equity compensation plans not approved by stockholders	20,035		15.05		–
Employee Stock Purchase Plan approved by stockholders	–		–		1,271,409
Total	3,597,738	(1)	8.74	(2)	2,990,197

(1)	Represents shares to be issued upon the exercise of outstanding options. There were no shares of common stock subject to restricted stock awards as of April 30, 2018.
(2)	Represents the weighted-average exercise price of outstanding options.

Other Matters

Other Matters

Neither the Board of Directors nor the management knows of any other business to be presented at the 2018 Annual Meeting, but if other matters do properly come before the 2018 Annual Meeting, it is intended that the persons named on the proxy card will vote on those matters in accordance with their best judgment.

Annual Report on Form 10-K

A copy of the Company’s Annual Report on Form 10-K, as filed with the SEC (exclusive of Exhibits), will be furnished by first class mail, within one business day of receipt of request, without charge to any person from whom the accompanying proxy is solicited upon written request to Avid Bioservices, Inc., Attention: Corporate Secretary, 2642 Michelle Drive, Suite 200, Tustin, California 92780. If Exhibit copies are requested, a copying charge of $.20 per page will be made. In addition, all of the Company’s public filings, including the Annual Report on Form 10-K, can be found on our website at www.avidbio.com.

By Order of the Board of Directors

/s/ Mark R. Ziebell

Mark R. Ziebell

Vice President, General Counsel and

Corporate Secretary

August 17, 2018

45

Appendix A

AVID BIOSERVICES, INC.

2018 OMNIBUS INCENTIVE PLAN

Avid Bioservices, Inc., a Delaware corporation, sets forth herein the terms of its 2018 Omnibus Incentive Plan, as follows:

1.	PURPOSE

The Plan is intended to enhance the Company’s and its Subsidiaries’ ability to attract and retain employees, Consultants and Non-Employee Directors, and to motivate such employees, Consultants and Non-Employee Directors to serve the Company and its Subsidiaries and to expend maximum effort to improve the business results and earnings of the Company, by providing to such persons an opportunity to acquire or increase a direct proprietary interest in the operations and future success of the Company. To this end, the Plan provides for the grant of stock options, stock appreciation rights, restricted stock, restricted stock units, other stock-based awards and cash awards. Any of these awards may, but need not, be made as performance incentives to reward attainment of performance goals in accordance with the terms hereof. Stock options granted under the Plan may be non-qualified stock options or incentive stock options, as provided herein. Upon becoming effective, the Plan replaces, and no further awards shall be made under, the Predecessor Plan.

2.	DEFINITIONS

For purposes of interpreting the Plan and related documents (including Award Agreements), the following definitions shall apply:

2.1.          “Annual Incentive Award” means a cash-based Performance Award with a performance period that is the Company’s fiscal year or other 12-month (or shorter) performance period as specified under the terms of the Award as approved by the Committee.

2.2.          “Award” means a grant of an Option, Stock Appreciation Right, Restricted Stock, Restricted Stock Unit, Other Stock-Based Award or cash award under the Plan, or any Substitute Award.

2.3.          “Award Agreement” means a written agreement between the Company and a Grantee, or notice from the Company or a Subsidiary to a Grantee that evidences and sets out the terms and conditions of an Award.

2.4.          “Beneficial Owner” shall have the meaning assigned to such term in Rule 13d-3 and Rule 13d-5 under the Exchange Act, except that in calculating the beneficial ownership of any particular Person, that Person shall be deemed to have beneficial ownership of all securities that the Person has the right to acquire by conversion or exercise of other securities, whether such right is currently exercisable or is exercisable only after the passage of time. The terms “Beneficially Owns” and “Beneficially Owned” have corresponding meanings.

2.5.          “Board” means the Board of Directors of the Company.

2.6.          “Change in Control” shall have the meaning set forth in Section 15.3.2.

2.7.          “Clawback Policy” means the compensation clawback policy adopted by the Board in March 2018 that permits the Company to recover from any current or former executive officer (including the controller, if there is no principal accounting officer) who received incentive-based compensation (including stock options awarded as compensation) from the Company during the 3-year period preceding the date on which the Company is required to prepare an accounting restatement, based on the erroneous data, the excess of what would have been paid to such person under the accounting restatement, as the same may be amended.

2.8.          “Code” means the Internal Revenue Code of 1986, as now in effect or as hereafter amended. References to the Code shall include the valid and binding governmental regulations, court decisions and other regulatory and judicial authority issued or rendered thereunder.

A-1

2.9.          “Committee” means the Compensation Committee of the Board or any committee or other person or persons designated by the Board to administer the Plan. The Board will cause the Committee to satisfy the applicable requirements of any stock exchange on which the Common Stock may then be listed. For purposes of Awards to Grantees who are subject to Section 16 of the Exchange Act, Committee means all of the members of the Committee who are “non-employee directors” within the meaning of Rule 16b-3 adopted under the Exchange Act. All references in the Plan to the Board shall mean such Committee or the Board.

2.10.       “Company” means Avid Bioservices, Inc., a Delaware corporation, or any successor corporation.

2.11.       “Common Stock” or “Stock” means a share of common stock of the Company, par value $0.001 per share.

2.12.       “Consultant” means any person, except an employee or Non-Employee Director, engaged by the Company or any Subsidiary, to render personal services to such entity, including as an advisor, pursuant to the terms of a written agreement and who qualifies as a consultant or advisor under Form S-8.

2.13.       “Corporate Transaction” means a reorganization, merger, statutory share exchange, consolidation, sale of all or substantially all of the Company’s assets, or the acquisition of assets or stock of another entity by the Company, or other corporate transaction involving the Company or any of its Subsidiaries.

2.14.       “Effective Date” means ___________, 2018, the date the Plan was approved by the Company’s stockholders.

2.15.       “Exchange Act” means the Securities Exchange Act of 1934, as now in effect or as hereafter amended.

2.16.       “Fair Market Value” of a share of Common Stock as of a particular date shall mean (i) if the Common Stock is listed on a national securities exchange, the closing price of the Common Stock as quoted on such exchange or other comparable reporting system for the first regular trading day immediately preceding the applicable date, or (ii) if the shares of Common Stock are not then listed on a national securities exchange, the closing price of the Common Stock quoted by an established quotation service for over-the-counter securities for the first trading day immediately preceding the applicable date, or (iii) if the shares of Common Stock are not then listed on a national securities exchange or quoted by an established quotation service for over-the-counter securities, or the value of such shares is not otherwise determinable, such value as determined by the Board in good faith in its sole discretion. Notwithstanding the foregoing, if the Committee determines in its discretion that an alternative definition of Fair Market Value should be used in connection with the grant, exercise, vesting, settlement or payout of any Award, it may specify such alternative definition in the applicable Award Agreement. Such alternative definition may include a price that is based on the opening, actual, high, low, or average selling prices of a share of Common Stock on the applicable listing exchange or other securities exchange on the given date, the trading date preceding the given date, the trading date next succeeding the given date, or an average of trading days.

2.17.       “Family Member” means a person who is a spouse, former spouse, child, stepchild, grandchild, parent, stepparent, grandparent, niece, nephew, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother, sister, brother-in-law, or sister-in-law, including adoptive relationships, of the applicable individual, any person sharing the applicable individual’s household (other than a tenant or employee), a trust in which any one or more of these persons have more than fifty percent (50%) of the beneficial interest, a foundation in which any one or more of these persons (or the applicable individual) control the management of assets, and any other entity in which one or more of these persons (or the applicable individual) own more than fifty percent (50%) of the voting interests.

2.18.       “Grant Date” means, as determined by the Board, the latest to occur of (i) the date as of which the Board approves an Award, (ii) the date on which the recipient of an Award first becomes eligible to receive an Award under Section 6 hereof, or (iii) such other date as may be specified by the Board in the Award Agreement.

2.19.       “Grantee” means a person who receives or holds an Award under the Plan.

2.20.       “Incentive Stock Option” means an “incentive stock option” within the meaning of Section 422 of the Code, or the corresponding provision of any subsequently enacted tax statute, as amended from time to time.

A-2

2.21.       “Non-Employee Director” means a member of the Board who is not an employee of the Company or any Subsidiary.

2.22.       “Non-qualified Stock Option” means an Option that is not an Incentive Stock Option.

2.23.       “Option” means an option to purchase one or more shares of Stock pursuant to the Plan.

2.24.       “Option Price” means the exercise price for each share of Stock subject to an Option.

2.25.       “Other Stock-based Award” means Awards consisting of Stock units, or other Awards, valued in whole or in part by reference to, or otherwise based on, Common Stock, other than Options, Stock Appreciation Rights, Restricted Stock, and Restricted Stock Units.

2.26.       “Performance Award” means an Award made subject to the attainment of performance goals (as described in Section 12) over a performance period established by the Committee, and includes an Annual Incentive Award.

2.27.       “Person” means a person as defined in Section 13(d)(3) of the Exchange Act.

2.28.       “Plan” means this Avid Bioservices, Inc. 2018 Omnibus Incentive Plan, as amended from time to time.

2.29.       “Predecessor Plan” means each of the Company’s 2009, 2010 and 2011 Stock Incentive Plans.

2.30.       “Purchase Price” means the purchase price for each share of Stock pursuant to a grant of Restricted Stock.

2.31.       “Restricted Period” shall have the meaning set forth in Section 10.1.

2.32.       “Restricted Stock” means shares of Stock awarded to a Grantee pursuant to Section 10 hereof.

2.33.       “Restricted Stock Unit” means a bookkeeping entry representing the equivalent of shares of Stock, awarded to a Grantee pursuant to Section 10 hereof.

2.34.       “SAR Exercise Price” means the per share exercise price of a SAR granted to a Grantee under Section 9 hereof.

2.35.       “Section 409A” means Section 409A of the Code.

2.36.       “Securities Act” means the Securities Act of 1933, as now in effect or as hereafter amended.

2.37.       “Separation from Service” means a termination of Service of a Service Provider, as determined by the Board, which determination shall be final, binding and conclusive; provided if any Award governed by Section 409A is to be distributed on a Separation from Service, then the definition of Separation from Service for such purposes shall comply with the definition provided in Section 409A.

2.38.       “Service” means service as a Service Provider to the Company or a Subsidiary. Unless otherwise stated in the applicable Award Agreement, a Grantee’s change in position or duties shall not result in interrupted or terminated Service, so long as such Grantee continues to be a Service Provider to the Company or a Subsidiary.

2.39.       “Service Provider” means an employee, Non-Employee Director or Consultant.

2.40.       “Stock Appreciation Right” or “SAR” means a right granted to a Grantee under Section 9 hereof.

A-3

2.41.       “Subsidiary” means any corporation, partnership, joint venture, affiliate, or other entity in which the Company owns more than fifty percent (50%) of the voting stock or voting ownership interest, as applicable, or any other business entity designated by the Board as a Subsidiary for purposes of the Plan.

2.42.       “Substitute Award” means any Award granted in assumption of or in substitution for an award of a company or business acquired by the Company or a Subsidiary or with which the Company or a Subsidiary combines.

2.43.       “Ten Percent Stockholder” means an individual who owns more than ten percent (10%) of the total combined voting power of all classes of outstanding stock of the Company, its parent or any of its Subsidiaries. In determining stock ownership, the attribution rules of Section 424(d) of the Code shall be applied.

2.44.       “Termination Date” means the date that is ten (10) years after the Effective Date, unless the Plan is earlier terminated by the Board under Section 5.2 hereof.

3.	ADMINISTRATION OF THE PLAN

3.1.          General.

The Board shall have such powers and authorities related to the administration of the Plan as are consistent with the Company’s articles of incorporation and bylaws and applicable law. The Board shall have the power and authority to delegate its powers and responsibilities hereunder to the Committee, which shall have full authority to act in accordance with its charter, and with respect to the authority of the Board to act hereunder, all references to the Board shall be deemed to include a reference to the Committee, to the extent such power or responsibilities have been delegated. Except as specifically provided in Section 14 or as otherwise may be required by applicable law, regulatory requirement or the certificate of incorporation or the bylaws of the Company, the Board shall have full power and authority to take all actions and to make all determinations required or provided for under the Plan, any Award or any Award Agreement, and shall have full power and authority to take all such other actions and make all such other determinations not inconsistent with the specific terms and provisions of the Plan that the Board deems to be necessary or appropriate to the administration of the Plan. The Committee shall administer the Plan; provided that, the Board shall retain the right to exercise the authority of the Committee to the extent consistent with applicable law and the applicable requirements of any securities exchange on which the Common Stock may then be listed. The interpretation and construction by the Board of any provision of the Plan, any Award or any Award Agreement shall be final, binding and conclusive. Without limitation, the Board shall have full and final authority, subject to the other terms and conditions of the Plan, to:

(i)         designate Grantees;

(ii)       determine the type or types of Awards to be made to a Grantee;

(iii)       determine the number of shares of Stock to be subject to an Award;

(iv)      establish the terms and conditions of each Award (including, but not limited to, the Option Price of any Option, the nature and duration of any restriction or condition (or provision for lapse thereof) relating to the vesting, exercise, transfer, or forfeiture of an Award or the shares of Stock subject thereto, and any terms or conditions that may be necessary to qualify Options as Incentive Stock Options);

(v)       prescribe the form of each Award Agreement; and

(vi)      amend, modify, or supplement the terms of any outstanding Award including the authority, in order to effectuate the purposes of the Plan, to modify Awards to foreign nationals or individuals who are employed outside the United States to recognize differences in local law, tax policy, or custom.

A-4

To the extent permitted by applicable law, the Board may delegate its authority as identified herein to any individual or committee of individuals (who need not be directors), including without limitation the authority to make Awards to Grantees who are not subject to Section 16 of the Exchange Act. To the extent that the Board delegates its authority to make Awards as provided by this Section 3.1, all references in the Plan to the Board’s authority to make Awards and determinations with respect thereto shall be deemed to include the Board’s delegate. Any such delegate shall serve at the pleasure of, and may be removed at any time by the Board.

3.2.          No Repricing.

Notwithstanding any provision herein to the contrary, the repricing of Options or SARs is prohibited without prior approval of the Company’s stockholders. For this purpose, a “repricing” means any of the following (or any other action that has the same effect as any of the following): (i) changing the terms of an Option or SAR to lower its Option Price or SAR Exercise Price; (ii) any other action that is treated as a “repricing” under generally accepted accounting principles; and (iii) repurchasing for cash or canceling an Option or SAR at a time when its Option Price or SAR Exercise Price is greater than the Fair Market Value of the underlying shares in exchange for another Award, unless the actions contemplated in clauses (i), (ii) or (iii) occur in connection with a change in capitalization or similar change under Section 15. A cancellation and exchange under clause (iii) would be considered a “repricing” regardless of whether it is treated as a “repricing” under generally accepted accounting principles and regardless of whether it is voluntary on the part of the Grantee.

3.3.           Clawbacks.

All awards, amounts, or benefits received or outstanding under the Plan will be subject to clawback, cancellation, recoupment, rescission, payback, reduction, or other similar action in accordance with the terms of the Clawback Policy, or any applicable law related to such actions, as may be in effect from time to time. A Grantee’s acceptance of an Award will be deemed to constitute the Grantee’s acknowledgement of and consent to the Company’s application, implementation, and enforcement of the Clawback Policy and any such similar policy that may apply to the Grantee, whether adopted prior to or following the Effective Date, and any provision of applicable law relating to clawback, cancellation, recoupment, rescission, payback, or reduction of compensation, and the Grantee’s agreement that the Company may take such actions as may be necessary to effectuate the Clawback Policy and any such similar policy or applicable law, without further consideration or action.

3.4.          Deferral Arrangement.

The Board may permit or require the deferral of any Award payment into a deferred compensation arrangement, subject to such rules and procedures as it may establish and in accordance with Section 409A, which may include provisions for the payment or crediting of interest or dividend equivalents, including converting such credits into deferred Stock units.

3.5.          No Liability.

No member of the Board shall be liable for any action or determination made in good faith with respect to the Plan, any Award or Award Agreement.

3.6.          Book Entry.

Notwithstanding any other provision of this Plan to the contrary, the Company may elect to satisfy any requirement under this Plan for the delivery of stock certificates through the use of book-entry.

4.	STOCK SUBJECT TO THE PLAN

4.1.          Authorized Number of Shares

Subject to adjustment under Section 15, the total number of shares of Common Stock authorized to be awarded under the Plan shall not exceed the sum of (A) 2,350,000 and (B) the number of shares of Common Stock available for the grant of awards as of the Effective Date under the Predecessor Plans. In addition, shares of Common Stock underlying any outstanding award granted under a Predecessor Plan that, following the Effective Date, expires, or is terminated, surrendered or forfeited for any reason without issuance of such shares shall be available for the grant of new Awards under this Plan. As provided in Section 1, no new awards shall be granted under the Predecessor Plans following the Effective Date. Shares issued under the Plan may consist in whole or in part of authorized but unissued shares, treasury shares, or shares purchased on the open market or otherwise, all as determined by the Company from time to time.

A-5

4.2.          Share Counting

4.2.1.        General

Each share of Common Stock granted in connection with an Award shall be counted as one share against the limit in Section 4.1, subject to the provisions of this Section 4.2. Share-based Performance Awards shall be counted assuming maximum performance results (if applicable) until such time as actual performance results can be determined.

4.2.2.        Cash-Settled Awards

Any Award settled in cash shall not be counted as shares of Common Stock for any purpose under this Plan.

4.2.3.        Expired or Terminated Awards

If any Award under the Plan expires, or is terminated, surrendered or forfeited, in whole or in part, the unissued Common Stock covered by such Award shall again be available for the grant of Awards under the Plan.

4.2.4.        Payment of Option Price or Tax Withholding in Shares

The full number of shares of Common Stock with respect to which an Option or SAR is granted shall count against the aggregate number of shares available for grant under the Plan. Accordingly, if in accordance with the terms of the Plan, a Grantee pays the Option Price for an Option by either tendering previously owned shares or having the Company withhold shares, then such shares surrendered to pay the Option Price shall continue to count against the aggregate number of shares available for grant under the Plan set forth in Section 4.1 above. In addition, if in accordance with the terms of the Plan, a Grantee satisfies any tax withholding requirement with respect to any taxable event arising as a result of this Plan by either tendering previously owned shares or having the Company withhold shares, then such shares surrendered to satisfy such tax withholding requirements shall continue to count against the aggregate number of shares available for grant under the Plan set forth in Section 4.1 above. Any shares of Common Stock repurchased by the Company with cash proceeds from the exercise of Options shall not be added back to the pool of shares available for grant under the Plan set forth in Section 4.1 above.

4.2.5.        Substitute Awards

In the case of any Substitute Award, such Substitute Award shall not be counted against the number of shares reserved under the Plan.

4.3.          Award Limits

4.3.1.        Incentive Stock Options.

Subject to adjustment under Section 15, 2,350,000 shares of Common Stock available for issuance under the Plan shall be available for issuance under Incentive Stock Options.

4.3.2.                  Limits on Awards to Non-Employee Directors.

No share-based Awards may be granted under the Plan during any one calendar year to a Grantee who is a Non-Employee Director that exceed, together with any cash compensation received for such service during the applicable year, $750,000 (based on the Fair Market Value of the shares of Common Stock underlying the Award as of the applicable Grant Date in the case of Restricted Stock, Restricted Stock Units or Other Stock-based Awards, and based on the applicable grant date fair value for accounting purposes in the case of Options or SARs). The Board may make exceptions to this limit in extraordinary circumstances for individual Non-Employee Directors, as the Board may determine in its discretion, provided that the Non-Employee Director receiving such additional compensation may not participate in the decision to award such compensation.

A-6

5.	EFFECTIVE DATE, DURATION AND AMENDMENTS

5.1.          Term.

The Plan shall be effective as of the Effective Date, provided that it has been approved by the Company’s stockholders. The Plan shall terminate automatically on the ten (10) year anniversary of the Effective Date and may be terminated on any earlier date as provided in Section 5.2.

5.2.          Amendment and Termination of the Plan.

The Board may, at any time and from time to time, amend, suspend, or terminate the Plan as to any Awards which have not been made. An amendment shall be contingent on approval of the Company’s stockholders to the extent stated by the Board, required by applicable law or required by applicable stock exchange listing requirements. Notwithstanding the foregoing, any amendment to Section 3.2 shall be contingent upon the approval of the Company’s stockholders. No Awards shall be made after the Termination Date. The applicable terms of the Plan, and any terms and conditions applicable to Awards granted prior to the Termination Date shall survive the termination of the Plan and continue to apply to such Awards. No amendment, suspension, or termination of the Plan shall, without the consent of the Grantee, materially impair rights or obligations under any Award theretofore awarded.

6.	AWARD ELIGIBILITY AND LIMITATIONS

6.1.          Service Providers.

Awards may be made to any Service Provider as the Board shall determine and designate from time to time in its discretion.

6.2.          Successive Awards.

An eligible person may receive more than one Award, subject to such restrictions as are provided herein.

6.3.          Stand-Alone, Additional, Tandem, and Substitute Awards.

Awards may, in the discretion of the Board, be granted either alone or in addition to, in tandem with, or in substitution or exchange for, any other Award or any award granted under another plan of the Company, any Subsidiary, or any business entity to be acquired by the Company or a Subsidiary, or any other right of a Grantee to receive payment from the Company or any Subsidiary. Such additional, tandem, and substitute or exchange Awards may be granted at any time. If an Award is granted in substitution or exchange for another Award, the Board shall have the right to require the surrender of such other Award in consideration for the grant of the new Award. Subject to Section 3.2, the Board shall have the right, in its discretion, to make Awards in substitution or exchange for any other award under another plan of the Company, any Subsidiary, or any business entity to be acquired by the Company or a Subsidiary. In addition, Awards may be granted in lieu of cash compensation, including in lieu of cash amounts payable under other plans of the Company or any Subsidiary, in which the value of Stock subject to the Award is equivalent in value to the cash compensation (for example, Restricted Stock Units or Restricted Stock).

7.	AWARD AGREEMENT

Each Award shall be evidenced by an Award Agreement, in such form or forms as the Board shall from time to time determine. Without limiting the foregoing, an Award Agreement may be provided in the form of a notice which provides that acceptance of the Award constitutes acceptance of all terms of the Plan and the notice. Award Agreements granted from time to time or at the same time need not contain similar provisions but shall be consistent with the terms of the Plan. Each Award Agreement evidencing an Award of Options shall specify whether such Options are intended to be Non-qualified Stock Options or Incentive Stock Options, and in the absence of such specification such options shall be deemed Non-qualified Stock Options.

A-7

8.	TERMS AND CONDITIONS OF OPTIONS

8.1.          Option Price.

The Option Price of each Option shall be fixed by the Board and stated in the related Award Agreement. The Option Price of each Option (except those that constitute Substitute Awards) shall be at least the Fair Market Value on the Grant Date of a share of Stock; provided, however, that in the event that a Grantee is a Ten Percent Stockholder as of the Grant Date, the Option Price of an Option granted to such Grantee that is intended to be an Incentive Stock Option shall be not less than 110% of the Fair Market Value of a share of Stock on the Grant Date. In no case shall the Option Price of any Option be less than the par value of a share of Stock.

8.2.          Vesting.

Subject to Section 8.3 hereof, each Option shall become exercisable at such times and under such conditions (including, without limitation, performance requirements) as shall be determined by the Board and stated in the Award Agreement.

8.3.          Term.

Each Option shall terminate, and all rights to purchase shares of Stock thereunder shall cease, upon the expiration of a period not to exceed ten (10) years from the Grant Date, or under such circumstances and on such date prior thereto as is set forth in the Plan or as may be fixed by the Board and stated in the related Award Agreement; provided, however, that in the event that the Grantee is a Ten Percent Stockholder, an Option granted to such Grantee that is intended to be an Incentive Stock Option at the Grant Date shall not be exercisable after the expiration of five (5) years from its Grant Date.

8.4.          Limitations on Exercise of Option.

Notwithstanding any other provision of the Plan, in no event may any Option be exercised, in whole or in part, (i) prior to the date the Plan is approved by the stockholders of the Company as provided herein or (ii) after termination of the Option.

8.5.          Method of Exercise.

An Option that is exercisable may be exercised by the Grantee’s delivery of a notice of exercise to the Company, setting forth the number of shares of Stock with respect to which the Option is to be exercised, accompanied by full payment for the shares. To be effective, notice of exercise must be made in accordance with procedures established by the Company from time to time.

8.6.          Rights of Holders of Options.

Unless otherwise stated in the related Award Agreement, an individual holding or exercising an Option shall have none of the rights of a stockholder (for example, the right to receive cash or dividend payments or distributions attributable to the subject shares of Stock or to direct the voting of the subject shares of Stock) until the shares of Stock covered thereby are fully paid and issued to him. Except as provided in Section 15 hereof or the related Award Agreement, no adjustment shall be made for dividends, distributions or other rights for which the record date is prior to the date of such issuance.

8.7.          Limitations on Incentive Stock Options.

An Option shall constitute an Incentive Stock Option only (i) if the Grantee of such Option is an employee of the Company or any Subsidiary of the Company; (ii) to the extent specifically provided in the related Award Agreement; and (iii) to the extent that the aggregate Fair Market Value (determined at the time the Option is granted) of the shares of Stock with respect to which all Incentive Stock Options held by such Grantee become exercisable for the first time during any calendar year (under the Plan and all other plans of the Grantee’s employer and its Affiliates) does not exceed $100,000. This limitation shall be applied by taking Options into account in the order in which they were granted.

A-8

9.	TERMS AND CONDITIONS OF STOCK APPRECIATION RIGHTS

9.1.          Right to Payment.

A SAR shall confer on the Grantee a right to receive, upon exercise thereof, the excess of (i) the Fair Market Value of one share of Stock on the date of exercise over (ii) the SAR Exercise Price, as determined by the Board. The Award Agreement for a SAR (except those that constitute Substitute Awards) shall specify the SAR Exercise Price, which shall be fixed on the Grant Date as not less than the Fair Market Value of a share of Stock on that date. SARs may be granted alone or in conjunction with all or part of an Option or at any subsequent time during the term of such Option or in conjunction with all or part of any other Award. A SAR granted in tandem with an outstanding Option following the Grant Date of such Option shall have a SAR Exercise Price that is equal to the Option Price; provided, however, that the SAR Exercise Price may not be less than the Fair Market Value of a share of Stock on the Grant Date of the SAR to the extent required by Section 409A.

9.2.          Other Terms.

The Board shall determine at the Grant Date, the time or times at which and the circumstances under which a SAR may be exercised in whole or in part (including based on achievement of performance goals and/or future service requirements), the time or times at which SARs shall cease to be or become exercisable following Separation from Service or upon other conditions, the method of exercise, whether or not a SAR shall be in tandem or in combination with any other Award, and any other terms and conditions of any SAR.

9.3.          Term of SARs.

The term of a SAR granted under the Plan shall be determined by the Board, in its sole discretion; provided, however, that such term shall not exceed ten (10) years.

9.4.          Payment of SAR Amount.

Upon exercise of a SAR, a Grantee shall be entitled to receive payment from the Company (in cash or Stock, as determined by the Board) in an amount determined by multiplying:

(i)	the difference between the Fair Market Value of a share of Stock on the date of exercise over the SAR Exercise Price; by

(ii)	the number of shares of Stock with respect to which the SAR is exercised.

10.	TERMS AND CONDITIONS OF RESTRICTED STOCK AND RESTRICTED STOCK UNITS

10.1.       Restrictions.

At the time of grant, the Board may, in its sole discretion, establish a period of time (a “Restricted Period”) and any additional restrictions including the satisfaction of corporate or individual performance objectives applicable to an Award of Restricted Stock or Restricted Stock Units in accordance with Section 12. Each Award of Restricted Stock or Restricted Stock Units may be subject to a different Restricted Period and additional restrictions. Neither Restricted Stock nor Restricted Stock Units may be sold, transferred, assigned, pledged or otherwise encumbered or disposed of during the Restricted Period or prior to the satisfaction of any other applicable restrictions.

10.2.       Restricted Stock Certificates.

The Company shall issue stock, in the name of each Grantee to whom Restricted Stock has been granted, stock certificates or other evidence of ownership representing the total number of shares of Restricted Stock granted to the Grantee, as soon as reasonably practicable after the Grant Date.

A-9

10.3.       Rights of Holders of Restricted Stock.

Unless the Board otherwise provides in an Award Agreement and subject to Section 17.12, holders of Restricted Stock shall have rights as stockholders of the Company, including voting and dividend rights.

10.4.       Rights of Holders of Restricted Stock Units.

10.4.1.     Settlement of Restricted Stock Units.

Restricted Stock Units may be settled in cash or Stock, as determined by the Board and set forth in the Award Agreement. The Award Agreement shall also set forth whether the Restricted Stock Units shall be settled (i) within the time period specified for “short term deferrals” under Section 409A or (ii) otherwise within the requirements of Section 409A, in which case the Award Agreement shall specify upon which events such Restricted Stock Units shall be settled.

10.4.2.     Voting and Dividend Rights.

Unless otherwise stated in the applicable Award Agreement and subject to Section 17.12, holders of Restricted Stock Units shall not have rights as stockholders of the Company, including no voting or dividend or dividend equivalents rights.

10.4.3.     Creditor’s Rights.

A holder of Restricted Stock Units shall have no rights other than those of a general creditor of the Company. Restricted Stock Units represent an unfunded and unsecured obligation of the Company, subject to the terms and conditions of the applicable Award Agreement.

10.5.       Purchase of Restricted Stock.

The Grantee shall be required, to the extent required by applicable law, to purchase the Restricted Stock from the Company at a Purchase Price equal to the greater of (i) the aggregate par value of the shares of Stock represented by such Restricted Stock or (ii) the Purchase Price, if any, specified in the related Award Agreement. If specified in the Award Agreement, the Purchase Price may be deemed paid by Services already rendered. The Purchase Price shall be payable in a form described in Section 11 or, in the discretion of the Board, in consideration for past Services rendered.

10.6.       Delivery of Stock.

Upon the expiration or termination of any Restricted Period and the satisfaction of any other conditions prescribed by the Board, the restrictions applicable to shares of Restricted Stock or Restricted Stock Units settled in Stock shall lapse, and, unless otherwise provided in the Award Agreement, a stock certificate for such shares shall be delivered, free of all such restrictions, to the Grantee or the Grantee’s beneficiary or estate, as the case may be.

11.	FORM OF PAYMENT FOR OPTIONS AND RESTRICTED STOCK

11.1.       General Rule.

Payment of the Option Price for the shares purchased pursuant to the exercise of an Option or the Purchase Price for Restricted Stock shall be made in cash or in cash equivalents acceptable to the Company, except as provided in this Section 11.

11.2.       Surrender of Stock.

To the extent the Award Agreement so provides, payment of the Option Price for shares purchased pursuant to the exercise of an Option or the Purchase Price for Restricted Stock may be made all or in part through the tender to, or withholding by, the Company of shares of Stock, which shares shall be valued, for purposes of determining the extent to which the Option Price or Purchase Price for Restricted Stock has been paid thereby, at their Fair Market Value on the date of exercise or surrender. Notwithstanding the foregoing, in the case of an Incentive Stock Option, the right to make payment in the form of already owned shares of Stock may be authorized only at the time of grant.

A-10

11.3.       Cashless Exercise.

With respect to an Option only (and not with respect to Restricted Stock), to the extent permitted by law and to the extent the Award Agreement so provides, payment of the Option Price may be made all or in part by delivery (on a form acceptable to the Company) of an irrevocable direction to a licensed securities broker acceptable to the Company to sell shares of Stock and to deliver all or part of the sales proceeds to the Company in payment of the Option Price and any withholding taxes described in Section 17.3.

11.4.       Other Forms of Payment.

To the extent the Award Agreement so provides, payment of the Option Price or the Purchase Price for Restricted Stock may be made in any other form that is consistent with applicable laws, regulations and rules, including, but not limited to, the Company’s withholding of shares of Stock otherwise due to the exercising Grantee.

12.	TERMS AND CONDITIONS OF PERFORMANCE AWARDS

12.1.       Performance Conditions.

The right of a Grantee to exercise or receive a grant or settlement of any Award, and the timing thereof, may be subject to such performance conditions as may be specified by the Committee. The Committee may use such business criteria and other measures of performance as it may deem appropriate in establishing any performance conditions. Such Awards are referred to as “Performance Awards.” Settlement of Performance Awards may be in cash, Stock, other Awards or other property, in the discretion of the Committee.

12.2.       Performance Goals Generally.

The performance goals for Performance Awards shall consist of one or more business criteria and a targeted level or levels of performance with respect to each of such criteria, as specified by the Committee consistent with this Section 12.2. The Committee may determine that such Performance Awards shall be granted, exercised and/or settled upon achievement of any one performance goal or that two or more of the performance goals must be achieved as a condition to grant, exercise and/or settlement of such Performance Awards. Performance goals may, in the discretion of the Committee, be established on a Company-wide basis, or with respect to one or more business units, divisions, subsidiaries or business segments, as applicable. Performance goals may be absolute or relative (to the performance of one or more comparable companies or indices or based on year-over-year growth). The Committee may determine the extent to which measurement of performance goals may include or exclude certain unusual or nonrecurring events, including, without limitation, the following: the impact of charges for restructuring, discontinued operations, extraordinary items, debt redemption or retirement, asset write downs, litigation or claim judgments or settlements, acquisitions or divestitures, foreign exchange gains and losses, and other unusual non-recurring items, and the cumulative effects of tax or accounting changes. Performance goals may differ for Performance Awards granted to any one Grantee or to different Grantees.

12.3.       Business Criteria.

For purposes of Performance Awards, the Committee may select any business criteria for the Company, on a consolidated basis, and/or specified subsidiaries or business units of the Company (except with respect to the total stockholder return and earnings per share criteria), including, among others, any of the following business criteria: (i) cash flow; (ii) earnings per share; (iii) earnings or income measures (including EBITDA)); (iv) return measures (including return on assets, capital, invested capital, equity, sales, or revenue); (v) total stockholder return; (vi) share price performance; (vii) revenue; (viii) profit margin; (ix) economic value added; (x) improvement or attainment of corporate governance goals; (xi) (xii) contract awards; (xiii) regulatory inspections; (xiv) customer metrics (including customer satisfaction, customer retention, or customer profitability); (xv) productivity; (xvi) expense targets; (xvii) market share; (xviii) cost control measures; (xix) balance sheet metrics; (xx) strategic initiatives; (xxi) implementation, completion or attainment of measurable objectives with respect to recruitment or retention of personnel or employee satisfaction; (xxii) successful completion of, or achievement of milestones or objectives related to, financing or capital raising transactions, strategic acquisitions or divestitures, joint ventures, partnerships, collaborations, or other transactions; (xxiii) debt levels or reduction or debt ratios; (xxiv) operating efficiency; (xxv) working capital targets; (xvi) quantifiable, objective measures of individual performance relevant to the particular individual’s job responsibilities or (xvii) any combination of the forgoing business criteria; provided, however, that such business criteria shall include any derivations of business criteria listed above (e.g., income shall include pre-tax income, net income, or operating income).

A-11

13.	other sTOCK-based awards

13.1.       Grant of Other Stock-based Awards.

Other Stock-based Awards may be granted either alone or in addition to or in conjunction with other Awards under the Plan. Other Stock-based Awards may be granted in lieu of other cash or other compensation to which a Service Provider is entitled from the Company or may be used in the settlement of amounts payable in shares of Common Stock under any other compensation plan or arrangement of the Company. Subject to the provisions of the Plan, the Board shall have the sole and complete authority to determine the persons to whom and the time or times at which such Awards shall be made, the number of shares of Common Stock to be granted pursuant to such Awards, and all other conditions of such Awards. Unless the Board determines otherwise, any such Award shall be confirmed by an Award Agreement, which shall contain such provisions as the Board determines to be necessary or appropriate to carry out the intent of this Plan with respect to such Award.

13.2.       Terms of Other Stock-based Awards.

Any Common Stock subject to Awards made under this Section 13 may not be sold, assigned, transferred, pledged or otherwise encumbered prior to the date on which the shares are issued, or, if later, the date on which any applicable restriction, performance or deferral period lapses.

14.	REQUIREMENTS OF LAW

14.1.       General.

The Company shall not be required to sell or issue any shares of Stock under any Award if the sale or issuance of such shares would constitute a violation by the Grantee, any other individual exercising an Option, or the Company of any provision of any law or regulation of any governmental authority, including without limitation any federal or state securities laws or regulations. If at any time the Company shall determine, in its discretion, that the listing, registration or qualification of any shares subject to an Award upon any securities exchange or under any governmental regulatory body is necessary or desirable as a condition of, or in connection with, the issuance or purchase of shares hereunder, no shares of Stock may be issued or sold to the Grantee or any other individual exercising an Option pursuant to such Award unless such listing, registration, qualification, consent or approval shall have been effected or obtained free of any conditions not acceptable to the Company, and any delay caused thereby shall in no way affect the date of termination of the Award. Specifically, in connection with the Securities Act, upon the exercise of any Option or the delivery of any shares of Stock underlying an Award, unless a registration statement under such Act is in effect with respect to the shares of Stock covered by such Award, the Company shall not be required to sell or issue such shares unless the Board has received evidence satisfactory to it that the Grantee or any other individual exercising an Option may acquire such shares pursuant to an exemption from registration under the Securities Act. Any determination in this connection by the Board shall be final, binding, and conclusive. The Company may, but shall in no event be obligated to, register any securities covered hereby pursuant to the Securities Act. The Company shall not be obligated to take any affirmative action in order to cause the exercise of an Option or the issuance of shares of Stock pursuant to the Plan to comply with any law or regulation of any governmental authority. As to any jurisdiction that expressly imposes the requirement that an Option shall not be exercisable until the shares of Stock covered by such Option are registered or are exempt from registration, the exercise of such Option (under circumstances in which the laws of such jurisdiction apply) shall be deemed conditioned upon the effectiveness of such registration or the availability of such an exemption.

14.2.       Rule 16b-3.

During any time when the Company has a class of equity security registered under Section 12 of the Exchange Act, it is the intent of the Company that Awards and the exercise of Options granted to officers and directors hereunder will qualify for the exemption provided by Rule 16b-3 under the Exchange Act. To the extent that any provision of the Plan or action by the Board does not comply with the requirements of Rule 16b-3, it shall be deemed inoperative to the extent permitted by law and deemed advisable by the Board, and shall not affect the validity of the Plan. In the event that Rule 16b-3 is revised or replaced, the Board may exercise its discretion to modify this Plan in any respect necessary to satisfy the requirements of, or to take advantage of any features of, the revised exemption or its replacement.

A-12

15.	EFFECT OF CHANGES IN CAPITALIZATION

15.1.       Changes in Stock.

If (i) the number of outstanding shares of Stock is increased or decreased or the shares of Stock are changed into or exchanged for a different number or kind of shares or other securities of the Company on account of any recapitalization, reclassification, stock split, reverse split, combination of shares, exchange of shares, stock dividend or other distribution payable in capital stock, or other increase or decrease in such shares effected without receipt of consideration by the Company occurring after the Effective Date or (ii) there occurs any spin-off, split-up, extraordinary cash dividend or other distribution of assets by the Company, (x) the number and kinds of shares for which grants of Awards may be made under the Plan (including the per-Grantee maximums set forth in Section 4), (y) the number and kinds of shares for which outstanding Awards may be exercised or settled and (z) the performance goals relating to outstanding Awards, shall be equitably adjusted by the Company; provided that any such adjustment shall comply with Section 409A. In addition, in the event of any such increase or decease in the number of outstanding shares or other transaction described in clause (ii) above, the number and kind of shares for which Awards are outstanding and the Option Price per share of outstanding Options and SAR Exercise Price per share of outstanding SARs shall be equitably adjusted; provided that any such adjustment shall comply with Section 409A.

15.2.       Effect of Certain Transactions.

Except as otherwise provided in an Award Agreement, in the event of a Corporate Transaction, the Plan and the Awards issued hereunder shall continue in effect in accordance with their respective terms, except that following a Corporate Transaction either (i) each outstanding Award shall be treated as provided for in the agreement entered into in connection with the Corporate Transaction or (ii) if not so provided in such agreement, each Grantee shall be entitled to receive in respect of each share of Common Stock subject to any outstanding Awards, upon exercise or payment or transfer in respect of any Award, the same number and kind of stock, securities, cash, property or other consideration that each holder of a share of Common Stock was entitled to receive in the Corporate Transaction in respect of a share of Common stock; provided, however, that, unless otherwise determined by the Board, such stock, securities, cash, property or other consideration shall remain subject to all of the conditions, restrictions and performance criteria which were applicable to the Awards prior to such Corporate Transaction. Without limiting the generality of the foregoing, the treatment of outstanding Options and SARs pursuant to this Section 15.2 in connection with a Corporate Transaction in which the consideration paid or distributed to the Company’s stockholders is not entirely shares of common stock of the acquiring or resulting corporation may include the cancellation of outstanding Options and SARs upon consummation of the Corporate Transaction as long as, at the election of the Board, (i) the holders of affected Options and SARs have been given a minimum period, as determined by the Board, prior to the date of the consummation of the Corporate Transaction to exercise the Options or SARs (to the extent otherwise exercisable) or (ii) the holders of the affected Options and SARs are paid (in cash or cash equivalents) in respect of each Share covered by the Option or SAR being canceled an amount equal to the excess, if any, of the per share price paid or distributed to stockholders in the Corporate Transaction (the value of any non-cash consideration to be determined by the Board in its sole discretion) over the Option Price or SAR Exercise Price, as applicable. For avoidance of doubt, (1) the cancellation of Options and SARs pursuant to clause (ii) of the preceding sentence may be effected notwithstanding anything to the contrary contained in this Plan or any Award Agreement and (2) if the amount determined pursuant to clause (ii) of the preceding sentence is zero or less, the affected Option or SAR may be cancelled without any payment therefore. The treatment of any Award as provided in this Section 15.2 shall be conclusively presumed to be appropriate for purposes of Section 15.1.

15.3.       Change in Control

15.3.1.               Consequences of a Change in Control

For any Awards outstanding as of the date of a Change in Control, either of the following provisions shall apply, depending on whether, and the extent to which, Awards are assumed, converted or replaced by the resulting entity in a Change in Control, unless otherwise provided by the Award Agreement:

(i)	To the extent such Awards are not assumed, converted or replaced by the resulting entity in the Change in Control, then upon the Change in Control such outstanding Awards that may be exercised shall become fully exercisable, all restrictions with respect to such outstanding Awards, other than for Performance Awards, shall lapse and become vested and non-forfeitable, and for any outstanding Performance Awards the target payout opportunities attainable under such Awards shall be deemed to have been fully earned as of the Change in Control based upon the greater of: (A) an assumed achievement of all relevant performance goals at the “target” level, or (B) the actual level of achievement of all relevant performance goals against target as of the Company’s fiscal quarter end preceding the Change in Control.

A-13

(ii)	To the extent such Awards are assumed, converted or replaced by the resulting entity in the Change in Control, if, within 24 months after the date of the Change in Control, the Service Provider has a Separation from Service by the Company other than for “cause” (which may include a Separation from Service by the Service Provider for “good reason” if provided in the applicable Award Agreement), as such terms are defined in the Award Agreement, then such outstanding Awards that may be exercised shall become fully exercisable, all restrictions with respect to such outstanding Awards, other than for Performance Awards, shall lapse and become vested and non-forfeitable, and for any outstanding Performance Awards the payout opportunities attainable under such Awards shall be deemed to have been fully earned as of the Separation from Service based upon the greater of: (A) an assumed achievement of all relevant performance goals at the “target” level, or (B) the actual level of achievement of all relevant performance goals against target as of the Company’s fiscal quarter end preceding the Change in Control.

15.3.2.     Change in Control Defined

Except as may otherwise be defined in an Award Agreement, a “Change in Control” shall mean the occurrence of any of the following events:

(i)	The acquisition by any Person of Beneficial Ownership of thirty percent (30%) or more of the outstanding voting power; provided, however, that the following acquisitions shall not constitute a Change in Control for purposes of this subparagraph (i): (A) any acquisition directly from the Company; (B) any acquisition by the Company or any of its Subsidiaries; (C) any acquisition by any employee benefit plan (or related trust) sponsored or maintained by the Company or any of its Subsidiaries; or (D) any acquisition by any corporation pursuant to a transaction which complies with clauses (A), (B) and (C) of subparagraph (iii) below; or

(ii)	Individuals who at the beginning of any two year period constitute the Board (the “Incumbent Board”) cease for any reason to constitute at least a majority of the Board; provided, however, that any individual who becomes a director of the Company during such two year period and whose election, or whose nomination for election by the Company’s stockholders, to the Board was either (A) approved by a vote of at least a majority of the directors then comprising the Incumbent Board or (B) recommended by a nominating committee comprised entirely of directors who are then Incumbent Board members shall be considered as though such individual were a member of the Incumbent Board, but excluding, for this purpose, any such individual whose initial assumption of office occurs as a result of either an actual or threatened election contest (as such terms are used in Rule 14a-11 of Regulation 14A promulgated under the Securities Exchange Act), other actual or threatened solicitation of proxies or consents or an actual or threatened tender offer; or

(iii)	Consummation of a reorganization, merger, or consolidation or sale or other disposition of all or substantially all of the assets of the Company (a “Business Combination”), in each case unless following such Business Combination, (A) all or substantially all of the Persons who were the Beneficial Owners, respectively, of the outstanding shares and outstanding voting securities immediately prior to such Business Combination own, directly or indirectly, more than fifty percent (50%) of the combined voting power of the then outstanding voting securities entitled to vote generally in the election of directors of the Company, as the case may be, of the entity resulting from the Business Combination (including, without limitation, an entity which as a result of such transaction owns the Company or all or substantially all of the Company’s assets either directly or through one or more subsidiaries) in substantially the same proportions as their ownership, immediately prior to such Business Combination, of the outstanding voting securities (provided, however, that for purposes of this clause (A) any shares of common stock or voting securities of such resulting entity received by such Beneficial Owners in such Business Combination other than as the result of such Beneficial Owners’ ownership of outstanding shares or outstanding voting securities immediately prior to such Business Combination shall not be considered to be owned by such Beneficial Owners for the purposes of calculating their percentage of ownership of the outstanding common stock and voting power of the resulting entity); (B) no Person (excluding any entity resulting from such Business Combination or any employee benefit plan (or related trust) of the Company or such entity resulting from the Business Combination) beneficially owns, directly or indirectly, thirty percent (30%) or more of the combined voting power of the then outstanding voting securities of such entity resulting from the Business Combination unless such Person owned thirty percent (30%) or more of the outstanding shares or outstanding voting securities immediately prior to the Business Combination; and (C) at least a majority of the members of the Board of the entity resulting from such Business Combination were members of the Incumbent Board at the time of the execution of the initial agreement, or the action of the Board, providing for such Business Combination.

A-14

For purposes of subparagraph (iii), any Person who acquires outstanding voting securities of the entity resulting from the Business Combination by virtue of ownership, prior to such Business Combination, of outstanding voting securities of both the Company and the entity or entities with which the Company is combined shall be treated as two Persons after the Business Combination, who shall be treated as owning outstanding voting securities of the entity resulting from the Business Combination by virtue of ownership, prior to such Business Combination of, respectively, outstanding voting securities of the Company, and of the entity or entities with which the Company is combined.

Solely to the extent required by Section 409A, an event described above shall not constitute a Change in Control for purposes of the payment (but not vesting) provisions of any Award subject to Section 409A unless such event also constitutes a change in ownership or effective control of the Company or a change in the ownership of a substantial portion of the Company’s assets within the meaning of Section 409A.

15.4.       Adjustments

Adjustments under this Section 15 related to shares of Stock or securities of the Company shall be made by the Board, whose determination in that respect shall be final, binding and conclusive. No fractional shares or other securities shall be issued pursuant to any such adjustment, and any fractions resulting from any such adjustment shall be eliminated in each case by rounding downward to the nearest whole share.

16.	No Limitations on Company

The making of Awards pursuant to the Plan shall not affect or limit in any way the right or power of the Company to make adjustments, reclassifications, reorganizations, or changes of its capital or business structure or to merge, consolidate, dissolve, or liquidate, or to sell or transfer all or any part of its business or assets.

17.	TERMS APPLICABLE GENERALLY TO AWARDS GRANTED UNDER THE PLAN

17.1.       Disclaimer of Rights.

No provision in the Plan or in any Award Agreement shall be construed to confer upon any individual the right to remain in the employ or service of the Company or any Subsidiary, or to interfere in any way with any contractual or other right or authority of the Company (or any Subsidiary) either to increase or decrease the compensation or other payments to any individual at any time, or to terminate any employment or other relationship between any individual and the Company (or any Subsidiary). In addition, notwithstanding anything contained in the Plan to the contrary, unless otherwise stated in the applicable Award Agreement, no Award granted under the Plan shall be affected by any change of duties or position of the Grantee, so long as such Grantee continues to be a Service Provider. The obligation of the Company to pay any benefits pursuant to this Plan shall be interpreted as a contractual obligation to pay only those amounts described herein, in the manner and under the conditions prescribed herein. The Plan shall in no way be interpreted to require the Company to transfer any amounts to a third party trustee or otherwise hold any amounts in trust or escrow for payment to any Grantee or beneficiary under the terms of the Plan.

17.2.       Nonexclusivity of the Plan.

Neither the adoption of the Plan nor the submission of the Plan to the stockholders of the Company for approval shall be construed as creating any limitations upon the right and authority of the Board to adopt such other incentive compensation arrangements (which arrangements may be applicable either generally to a class or classes of individuals or specifically to a particular individual or particular individuals), including, without limitation, the granting of stock options as the Board in its discretion determines desirable.

A-15

17.3.       Withholding Taxes.

The Company or a Subsidiary, as the case may be, shall have the right to deduct from payments of any kind otherwise due to a Grantee any federal, state, or local taxes of any kind required by law to be withheld (i) with respect to the vesting of or other lapse of restrictions applicable to an Award, (ii) upon the issuance of any shares of Stock upon the exercise of an Option or SAR, or (iii) otherwise due in connection with an Award. At the time of such vesting, lapse, or exercise, the Grantee shall pay to the Company or the Subsidiary, as the case may be, any amount that the Company or the Subsidiary may reasonably determine to be necessary to satisfy such withholding obligation. The Company or the Subsidiary, as the case may be, may in its sole discretion, require or permit the Grantee to satisfy such obligations, in whole or in part, (i) by causing the Company or the Subsidiary to withhold up to the maximum required number of shares of Stock otherwise issuable to the Grantee as may be necessary to satisfy such withholding obligation or (ii) by delivering to the Company or the Subsidiary shares of Stock already owned by the Grantee. The shares of Stock so delivered or withheld shall have an aggregate Fair Market Value equal to such withholding obligations. The Fair Market Value of the shares of Stock used to satisfy such withholding obligation shall be determined by the Company or the Subsidiary as of the date that the amount of tax to be withheld is to be determined. To the extent applicable, a Grantee may satisfy his or her withholding obligation only with shares of Stock that are not subject to any repurchase, forfeiture, unfulfilled vesting, or other similar requirements.

17.4.       Captions.

The use of captions in this Plan or any Award Agreement is for the convenience of reference only and shall not affect the meaning of any provision of the Plan or any Award Agreement.

17.5.       Other Provisions.

Each Award Agreement may contain such other terms and conditions not inconsistent with the Plan as may be determined by the Board, in its sole discretion. In the event of any conflict between the terms of an employment or other service agreement and the Plan, the terms of the employment or other service agreement govern.

17.6.       Number and Gender.

With respect to words used in this Plan, the singular form shall include the plural form, the masculine gender shall include the feminine gender, etc., as the context requires.

17.7.       Severability.

If any provision of the Plan or any Award Agreement shall be determined to be illegal or unenforceable by any court of law in any jurisdiction, the remaining provisions hereof and thereof shall be severable and enforceable in accordance with their terms, and all provisions shall remain enforceable in any other jurisdiction.

17.8.       Governing Law.

The Plan and all Award Agreements shall be construed in accordance with and governed by the laws of the State of California. The Plan is not intended to be subject to the Employee Retirement Income Security Act of 1974, as amended.

17.9.       Section 409A.

The Plan is intended to comply with Section 409A to the extent subject thereto, and, accordingly, to the maximum extent permitted, the Plan shall be interpreted and administered to be in compliance therewith. Any payments described in the Plan that are due within the “short-term deferral period” as defined in Section 409A shall not be treated as deferred compensation unless applicable laws require otherwise. Notwithstanding anything to the contrary in the Plan, to the extent required to avoid accelerated taxation and tax penalties under Section 409A, amounts that would otherwise be payable and benefits that would otherwise be provided pursuant to the Plan during the six-month period immediately following the Grantee’s Separation from Service shall instead be paid on the first payroll date after the six-month anniversary of the Grantee’s Separation from Service (or the Grantee’s death, if earlier). Notwithstanding the foregoing, neither the Company nor the Board shall have any obligation to take any action to prevent the assessment of any excise tax or penalty on any Grantee under Section 409A and neither the Company nor the Board will have any liability to any Grantee for such tax or penalty.

A-16

17.10.    Separation from Service.

The Board shall determine the effect of a Separation from Service upon Awards, and such effect shall be set forth in the appropriate Award Agreement. Without limiting the foregoing, the Board may provide in the Award Agreements at the time of grant, or any time thereafter with the consent of the Grantee, the actions that will be taken upon the occurrence of a Separation from Service, including, but not limited to, accelerated vesting or termination, depending upon the circumstances surrounding the Separation from Service.

17.11.    Transferability of Awards.

17.11.1.  Transfers in General.

Except as provided in Section 17.11.2, no Award shall be assignable or transferable by the Grantee to whom it is granted, other than by will or the laws of descent and distribution, and, during the lifetime of the Grantee, only the Grantee personally (or the Grantee’s personal representative) may exercise rights under the Plan.

17.11.2.  Family Transfers.

If authorized in the applicable Award Agreement, a Grantee may transfer, not for value, all or part of an Award (other than Incentive Stock Options) to any Family Member. For the purpose of this Section 17.11.2, a “not for value” transfer is a transfer which is (i) a gift; (ii) a transfer under a domestic relations order in settlement of marital property rights; or (iii) a transfer to an entity in which more than fifty percent (50%) of the voting interests are owned by Family Members (or the Grantee) in exchange for an interest in that entity. Following a transfer under this Section 17.11.2, any such Award shall continue to be subject to the same terms and conditions as were applicable immediately prior to transfer. Subsequent transfers of transferred Awards are prohibited except to Family Members of the original Grantee in accordance with this Section 17.11.2 or by will or the laws of descent and distribution.

17.12.    Dividends and Dividend Equivalent Rights.

If specified in the Award Agreement, the recipient of an Award (other than Options or SARs) may be entitled to receive dividends or dividend equivalents with respect to the Common Stock or other securities covered by an Award. The terms and conditions of a dividend equivalent right may be set forth in the Award Agreement. Dividend equivalents credited to a Grantee may be reinvested in additional shares of Stock or other securities of the Company at a price per unit equal to the Fair Market Value of a share of Stock on the date that such dividend was paid to stockholders, as determined in the sole discretion of the Committee. Notwithstanding any provision herein to the contrary, in no event will dividends or dividend equivalents vest or otherwise be paid out prior to the time that the underlying Award (or portion thereof) has vested and, accordingly, will be subject to cancellation and forfeiture if such Award does not vest (including both time-based and performance-based Awards).

The Plan was adopted by the Board of Directors on August 6, 2018

The Plan was adopted by the stockholders of the Company on ________________

A-17

Appendix B

CERTIFICATE OF AMENDMENT

OF

CERTIFICATE OF INCORPORATION

OF

AVID BIOSERVICES, INC.,

A DELAWARE CORPORATION

AVID BIOSERVICES, INC., a Delaware corporation organized and existing under and by virtue of the Delaware General Corporation Law (hereinafter referred to as the “Corporation”), hereby certifies as follows:

1. That at a meeting of the Board of Directors of the Corporation resolutions were duly adopted setting forth a proposed amendment of the Certificate of Incorporation of the Corporation, as amended, declaring said amendment to be advisable and directing said amendment to be submitted to the stockholders of the Corporation at an annual meeting. The resolutions setting forth the proposed amendment is as follows:

“RESOLVED, the Certificate of Incorporation, as amended, be amended by changing the first sentence of ARTICLE 4 so that it shall read as follows:

“The total number of shares of all classes of stock which the Corporation shall have authority to issue is 155,000,000, of which (i) 150,000,000 shares shall be designated “Common Stock” and shall have a par value of $0.001 per share; and (ii) 5,000,000 shares shall be designated “Preferred Stock” and shall have a par value of $0.001 per share.”

2. That thereafter, pursuant to resolution of the Board of Directors, an Annual Meeting of the stockholders of the Corporation was duly called and held, upon notice in accordance with Section 222 of the Delaware General Corporation Law, at which Annual Meeting the necessary number of shares as required by statute were voted in favor of the amendment.

3. That said amendment was duly adopted in accordance with the provisions of Section 242 of the Delaware General Corporation Law of the State of Delaware.

IN WITNESS WHEREOF, the Corporation has caused this Certificate of Amendment to be executed by Roger J. Lias, Ph.D., its President and Chief Executive Officer, this __th day of October, 2018.

AVID BIOSERVICES, INC.,
a Delaware corporation

By:
Roger J. Lias, Ph.D., President and CEO

B-1